UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for each series as appropriate.

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus Opportunistic Fixed Income Fund

Dreyfus Tax Managed Growth Fund

General AMT-Free Municipal Money Market Fund

General Treasury and Agency Money Market Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus BASIC S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus BASIC S&P 500 Index Fund produced a total return of 5.02%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 5.21% for the same period.2,3

Moderately positive stock market results for the reporting period masked heightened volatility stemming from shifting economic sentiment. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Global Economic Concerns Sparked Market Turmoil

After experiencing sharp declines in the early fall, the stock market began the reporting period in the midst of a rally driven by robust employment gains and improved consumer and business confidence. The S&P 500 Index climbed through the end of February 2015 despite ongoing global economic weakness and plummeting prices of oil and other commodities.

Investors responded negatively in March to sluggish domestic economic growth stemming from severe winter weather and an appreciating U.S. dollar. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015, but stocks resumed their advance and the S&P 500 Index set new record highs in May as the U.S. economy regained traction with a 3.9% annualized growth rate for the second quarter.

Uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, intensifying concerns that the world’s second largest economy could be slowing more than anticipated, sending commodity prices lower. In fact, the impact of global economic headwinds on U.S. exports was cited as a primary factor behind a deceleration of U.S. economic growth to an annualized 1.5% rate for the third quarter. Stocks briefly dipped into negative territory as investors grew more risk-averse, but a strong rally in October enabled the S&P 500 Index to end the reporting period with a moderate gain after several large companies reported better-than-expected financial results.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Consumer Discretionary Stocks Led Markets Higher

Although the S&P 500 Index posted a single-digit gain for the reporting period overall, the economic sectors that comprise the S&P 500 Index delivered widely disparate results. The consumer discretionary sector led the market’s advance, driven higher by gains from Internet retailers such as Amazon.com. Meanwhile, home improvement retailers’ including The Home Depot and Lowe’s benefited from recovering housing markets, and more affordable fuel prices boosted business for hotels and restaurants.

The information technology sector gained value amid the ongoing trend toward cloud computing, which has enabled businesses across a variety of industries to enhance their technology capabilities at an affordable cost. Increased adoption of smartphones helped boost earnings for providers of electronic components and mobile software. Some of the sector’s top performers included technology giants Apple, Facebook, Alphabet (formerly Google), and Microsoft. The health care sector continued to see rising spending on medical services from an aging population, and the industry group increasingly sought to control costs and achieve economies of scale through mergers and acquisitions.

In contrast, the energy sector lost considerable value over the reporting period. A glut of supply of crude oil was met with tepid demand, causing petroleum prices to fall sharply. Offshore drillers were hit especially hard during the downturn when their contracts with major energy producers were canceled. The materials sector also was hurt by declining commodity prices stemming mainly from reduced demand from the emerging markets, which weighed on earnings for metals-and-mining companies. Finally, results from the telecommunications services sector were undermined by heightened competitive pressures affecting traditional telephone companies.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track and aggressively accommodative monetary policies are at work in international markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Fund	5.02%	14.13%	7.69%
Standard & Poor’s 500 Composite Stock Price Index	5.21%	14.32%	7.84%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 1.01
Ending value (after expenses)	$ 1,006.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$ 1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2015

Common Stocks - 97.9%	Shares		Value ($)
Automobiles & Components - 1.0%
BorgWarner	26,843		1,149,417
Delphi Automotive	32,413		2,696,437
Ford Motor	446,813		6,617,301
General Motors	166,557		5,814,505
Goodyear Tire & Rubber	30,189		991,407
Harley-Davidson	23,272		1,150,800
Johnson Controls	74,705		3,375,172
			21,795,039
Banks - 5.8%
Bank of America	1,203,525		20,195,150
BB&T	89,919		3,340,491
Citigroup	345,990		18,396,288
Comerica	20,289		880,543
Fifth Third Bancorp	91,213		1,737,608
Hudson City Bancorp	52,545		531,755
Huntington Bancshares	93,928		1,030,390
JPMorgan Chase & Co.	425,298		27,325,397
KeyCorp	98,906		1,228,413
M&T Bank	15,285	[a]	1,831,907
People's United Financial	34,529		550,738
PNC Financial Services Group	59,548		5,374,802
Regions Financial	149,873		1,401,313
SunTrust Banks	58,853		2,443,577
U.S. Bancorp	189,974		8,013,103
Wells Fargo & Co.	537,265		29,087,527
Zions Bancorporation	24,204		696,349
			124,065,351
Capital Goods - 7.1%
3M	71,750		11,279,818
Allegion	10,780		702,533
AMETEK	28,653		1,570,757
Boeing	73,343		10,859,898
Caterpillar	69,007	[a]	5,036,821
Cummins	19,113	[a]	1,978,387
Danaher	68,168		6,360,756
Deere & Co.	36,219	[a]	2,825,082
Dover	17,599		1,133,904
Eaton	53,484		2,990,290

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Capital Goods - 7.1% (continued)
Emerson Electric	76,257		3,601,618
Fastenal	31,970	[a]	1,251,945
Flowserve	15,388		713,388
Fluor	16,122		770,793
General Dynamics	35,199		5,229,867
General Electric	1,161,259		33,583,610
Honeywell International	89,737		9,268,037
Illinois Tool Works	37,641		3,460,714
Ingersoll-Rand	30,794		1,824,852
Jacobs Engineering Group	15,149	[b]	608,081
L-3 Communications Holdings	9,201		1,163,006
Lockheed Martin	30,759		6,761,751
Masco	39,942		1,158,318
Northrop Grumman	21,743		4,082,248
PACCAR	41,328		2,175,919
Parker Hannifin	15,718		1,645,675
Pentair	21,062		1,177,787
Precision Castparts	15,807		3,648,414
Quanta Services	24,974	[a,b]	502,227
Raytheon	34,723		4,076,480
Rockwell Automation	15,737		1,717,851
Rockwell Collins	15,220		1,319,878
Roper Technologies	11,548		2,151,970
Snap-on	6,617		1,097,694
Stanley Black & Decker	17,395		1,843,522
Textron	32,229		1,359,097
United Rentals	11,104	[b]	831,245
United Technologies	95,076		9,356,429
W.W. Grainger	6,727	[a]	1,412,670
Xylem	21,090		767,887
			153,301,219
Commercial & Professional Services - .7%
ADT	18,786	[a]	620,689
Cintas	10,379		966,181
Dun & Bradstreet	4,525		515,262
Equifax	13,874		1,478,552
Nielsen Holdings	41,861		1,988,816
Pitney Bowes	24,190		499,524
Republic Services	27,901		1,220,390

8

Common Stocks - 97.9% (continued)	Shares		Value ($)
Commercial & Professional Services - .7% (continued)
Robert Half International	15,698		826,657
Stericycle	9,843	[b]	1,194,645
Tyco International	48,302		1,760,125
Verisk Analytics, Cl. A	17,845	[b]	1,277,880
Waste Management	47,941		2,577,308
			14,926,029
Consumer Durables & Apparel - 1.5%
Coach	33,321		1,039,615
D.R. Horton	36,768		1,082,450
Fossil Group	5,457	[b]	296,915
Garmin	14,555		516,266
Hanesbrands	45,911	[a]	1,466,397
Harman International Industries	8,350		918,166
Hasbro	12,682		974,358
Leggett & Platt	15,178		683,465
Lennar, Cl. A	20,922		1,047,565
Mattel	40,810		1,003,110
Michael Kors Holdings	22,104	[b]	854,099
Mohawk Industries	7,156	[b]	1,398,998
Newell Rubbermaid	30,159		1,279,646
NIKE, Cl. B	77,838		10,199,113
PulteGroup	37,301		683,727
PVH	9,580		871,301
Ralph Lauren	7,023		777,938
Under Armour, Cl. A	20,822	[b]	1,979,756
VF	38,852		2,623,287
Whirlpool	9,101		1,457,434
			31,153,606
Consumer Services - 1.9%
Carnival	53,581		2,897,661
Chipotle Mexican Grill	3,529	[b]	2,259,372
Darden Restaurants	13,247		819,857
H&R Block	31,558		1,175,851
Marriott International, Cl. A	23,157		1,777,994
McDonald's	108,174		12,142,532
Royal Caribbean Cruises	19,834		1,950,674
Starbucks	170,429		10,663,743
Starwood Hotels & Resorts Worldwide	19,697	[c]	1,573,199
Wyndham Worldwide	13,886		1,129,626

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Consumer Services - 1.9% (continued)
Wynn Resorts	9,432	[a]	659,768
Yum! Brands	49,621		3,518,625
			40,568,902
Diversified Financials - 4.8%
Affiliated Managers Group	6,246	[b]	1,125,904
American Express	97,651		7,153,912
Ameriprise Financial	20,690		2,386,798
Bank of New York Mellon	126,766		5,279,804
Berkshire Hathaway, Cl. B	215,467	[b]	29,307,821
BlackRock	14,713		5,178,535
Capital One Financial	62,808		4,955,551
Charles Schwab	138,540		4,228,241
CME Group	39,044		3,688,487
Discover Financial Services	50,559		2,842,427
E*TRADE Financial	34,244	[b]	976,296
Franklin Resources	45,607		1,858,941
Goldman Sachs Group	46,311		8,683,313
Intercontinental Exchange	12,764		3,221,634
Invesco	50,417		1,672,332
Legg Mason	11,158		499,321
Leucadia National	37,062		741,611
McGraw-Hill Financial	31,634		2,930,574
Moody's	19,820		1,905,891
Morgan Stanley	176,761		5,827,810
Nasdaq	13,597		787,130
Navient	46,431		612,425
Northern Trust	24,849		1,749,121
State Street	46,627		3,217,263
T. Rowe Price Group	29,152		2,204,474
			103,035,616
Energy - 7.0%
Anadarko Petroleum	58,083		3,884,591
Apache	42,948		2,024,139
Baker Hughes	50,736		2,672,772
Cabot Oil & Gas	47,872		1,039,301
Cameron International	22,711	[b]	1,544,575
Chesapeake Energy	61,871	[a]	441,140
Chevron	216,303		19,657,617
Cimarex Energy	10,285		1,214,247

10

Common Stocks - 97.9% (continued)	Shares		Value ($)
Energy - 7.0% (continued)
Columbia Pipeline Group	36,295		753,847
ConocoPhillips	141,484		7,548,171
CONSOL Energy	27,460	[a]	182,884
Devon Energy	44,051		1,847,058
Diamond Offshore Drilling	8,441	[a]	167,807
Ensco	27,245		453,084
EOG Resources	63,076		5,415,075
EQT	17,778		1,174,592
Exxon Mobil	479,630		39,684,586
FMC Technologies	27,452	[b]	928,701
Halliburton	99,430		3,816,123
Helmerich & Payne	12,589	[a]	708,383
Hess	28,215		1,585,965
Kinder Morgan	207,932		5,686,940
Marathon Oil	77,687		1,427,887
Marathon Petroleum	62,216		3,222,789
Murphy Oil	17,722		503,836
National Oilwell Varco	44,681		1,681,793
Newfield Exploration	19,198	[b]	771,568
Noble Energy	49,007		1,756,411
Occidental Petroleum	88,393		6,588,814
ONEOK	24,641		835,823
Phillips 66	55,686		4,958,838
Pioneer Natural Resources	17,359		2,380,613
Range Resources	20,148	[a]	613,305
Schlumberger	145,329		11,358,915
Southwestern Energy	46,073	[b]	508,646
Spectra Energy	76,362		2,181,662
Tesoro	13,933		1,489,856
Transocean	39,660	[a]	627,818
Valero Energy	56,827		3,746,036
Williams	78,712		3,104,401
			150,190,609
Food & Staples Retailing - 2.2%
Costco Wholesale	50,578		7,997,393
CVS Health	128,045		12,648,285
Kroger	112,421		4,249,514
Sysco	64,289		2,651,921
Walgreens Boots Alliance	100,303		8,493,658

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Food & Staples Retailing - 2.2% (continued)
Wal-Mart Stores	182,095		10,423,118
Whole Foods Market	41,845		1,253,676
			47,717,565
Food, Beverage & Tobacco - 5.4%
Altria Group	225,269		13,622,016
Archer-Daniels-Midland	71,020		3,242,773
Brown-Forman, Cl. B	12,427		1,319,499
Campbell Soup	20,199	[a]	1,025,907
Coca-Cola	450,072		19,060,549
Coca-Cola Enterprises	23,773		1,220,506
ConAgra Foods	50,297		2,039,543
Constellation Brands, Cl. A	19,579		2,639,249
Dr. Pepper Snapple Group	22,372		1,999,386
General Mills	68,502		3,980,651
Hershey	16,562		1,468,884
Hormel Foods	15,988		1,079,989
J.M. Smucker	13,773		1,616,812
Kellogg	29,086		2,051,145
Keurig Green Mountain	13,572	[a]	688,779
Kraft Heinz	68,102		5,309,913
McCormick & Co.	13,466		1,130,875
Mead Johnson Nutrition	23,004		1,886,328
Molson Coors Brewing, Cl. B	18,440		1,624,564
Mondelez International, Cl. A	184,908		8,535,353
Monster Beverage	17,152	[b]	2,338,161
PepsiCo	168,847		17,254,475
Philip Morris International	178,809		15,806,716
Reynolds American	96,281		4,652,298
Tyson Foods, Cl. A	34,951		1,550,426
			117,144,797
Health Care Equipment & Services - 4.7%
Abbott Laboratories	171,511		7,683,693
Aetna	40,114		4,604,285
AmerisourceBergen	23,799		2,296,841
Anthem	30,386		4,228,212
Baxter International	62,861		2,350,373
Becton Dickinson & Co.	24,384		3,475,208
Boston Scientific	155,091	[b]	2,835,063
C.R. Bard	8,676		1,616,773

12

Common Stocks - 97.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 4.7% (continued)
Cardinal Health	38,194		3,139,547
Cerner	34,880	[b]	2,312,195
Cigna	29,960		4,015,838
DaVita HealthCare Partners	20,214	[b]	1,566,787
DENTSPLY International	15,632		951,207
Edwards Lifesciences	12,178	[b]	1,913,773
Express Scripts Holding	78,226	[b]	6,757,162
HCA Holdings	36,839	[b]	2,534,155
Henry Schein	9,161	[b]	1,389,815
Humana	16,920		3,022,420
Intuitive Surgical	4,302	[b]	2,136,373
Laboratory Corporation of America Holdings	11,964	[b]	1,468,461
McKesson	26,735		4,780,218
Medtronic	162,437		12,007,343
Patterson	10,307		488,552
Quest Diagnostics	17,250		1,172,138
St. Jude Medical	31,889		2,034,837
Stryker	36,579		3,497,684
Tenet Healthcare	12,295	[b]	385,694
UnitedHealth Group	109,562		12,904,212
Universal Health Services, Cl. B	10,793		1,317,717
Varian Medical Systems	11,046	[a,b]	867,442
Zimmer Biomet Holdings	19,570		2,046,435
			101,800,453
Household & Personal Products - 1.8%
Clorox	14,934		1,821,052
Colgate-Palmolive	104,069		6,904,978
Estee Lauder, Cl. A	25,952		2,088,098
Kimberly-Clark	41,717		4,993,942
Procter & Gamble	311,924		23,824,755
			39,632,825
Insurance - 2.7%
ACE	37,600		4,269,104
Aflac	49,598		3,161,873
Allstate	46,467		2,875,378
American International Group	148,522		9,365,797
Aon	32,721		3,053,197
Assurant	7,812		636,912
Chubb	26,272		3,398,283

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Insurance - 2.7% (continued)
Cincinnati Financial	17,367		1,046,014
Genworth Financial, Cl. A	58,302	[b]	272,853
Hartford Financial Services Group	48,146		2,227,234
Lincoln National	28,636		1,532,312
Loews	32,365		1,180,028
Marsh & McLennan	60,557		3,375,447
MetLife	128,063		6,451,814
Principal Financial Group	32,261		1,618,212
Progressive	67,664		2,241,708
Prudential Financial	51,603		4,257,248
Torchmark	12,983		753,144
Travelers	36,117		4,077,248
Unum Group	28,832		999,029
XL Group	35,702		1,359,532
			58,152,367
Materials - 2.9%
Air Products & Chemicals	22,298		3,098,976
Airgas	7,861		755,914
Alcoa	151,205		1,350,261
Avery Dennison	10,206		663,084
Ball	15,642		1,071,477
CF Industries Holdings	26,299		1,335,200
Dow Chemical	133,834		6,915,203
E.I. du Pont de Nemours & Co.	104,135		6,602,159
Eastman Chemical	17,153		1,237,932
Ecolab	30,357		3,653,465
FMC	15,231		620,054
Freeport-McMoRan	122,215		1,438,471
International Flavors & Fragrances	9,381		1,088,759
International Paper	47,463		2,026,195
LyondellBasell Industries	43,281		4,021,238
Martin Marietta Materials	7,739		1,200,706
Monsanto	53,574		4,994,168
Mosaic	38,953		1,316,222
Newmont Mining	58,698		1,142,263
Nucor	37,434		1,583,458
Owens-Illinois	19,542	[b]	421,130
PPG Industries	31,132		3,245,822
Praxair	32,744		3,637,531

14

Common Stocks - 97.9% (continued)	Shares		Value ($)
Materials - 2.9% (continued)
Sealed Air	23,903		1,174,115
Sherwin-Williams	9,029		2,409,208
Sigma-Aldrich	13,939		1,947,557
Vulcan Materials	15,250		1,472,845
WestRock	30,470		1,638,053
			62,061,466
Media - 3.2%
Cablevision Systems (NY Group), Cl. A	25,190		820,942
CBS, Cl. B	51,721		2,406,061
Comcast, Cl. A	243,012		15,217,411
Comcast, Cl. A (Special)	42,703	[a]	2,677,905
Discovery Communications, Cl. A	18,024	[a,b]	530,627
Discovery Communications, Cl. C	28,975	[b]	797,392
Interpublic Group of Companies	49,140		1,126,780
News Corp., Cl. A	44,486		685,084
News Corp., Cl. B	11,741		181,751
Omnicom Group	27,607		2,068,316
Scripps Networks Interactive	10,422	[a]	626,154
TEGNA	26,530		717,371
Time Warner	93,532		7,046,701
Time Warner Cable	32,597		6,173,872
Twenty-First Century Fox, Cl. A	141,601		4,345,735
Twenty-First Century Fox, Cl. B	50,009		1,544,278
Viacom, Cl. B	40,765		2,010,122
Walt Disney	178,513		20,304,069
			69,280,571
Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
AbbVie	190,099		11,320,395
Agilent Technologies	39,191		1,479,852
Alexion Pharmaceuticals	26,050	[b]	4,584,800
Allergan	45,221	[b]	13,949,322
Amgen	87,109		13,778,902
Baxalta	62,868		2,166,431
Biogen	25,665	[b]	7,455,939
Bristol-Myers Squibb	192,349		12,685,417
Celgene	90,778	[b]	11,139,368
Eli Lilly & Co.	112,566		9,182,009
Endo International	23,578	[b]	1,414,444
Gilead Sciences	168,694		18,240,882

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.5% (continued)
Johnson & Johnson	318,505		32,178,560
Mallinckrodt	13,363	[b]	877,548
Merck & Co.	323,746		17,695,956
Mylan	47,497	[b]	2,094,143
PerkinElmer	13,441		694,093
Perrigo Company	17,072		2,692,937
Pfizer	709,176		23,984,332
Regeneron Pharmaceuticals	8,957	[b]	4,992,542
Thermo Fisher Scientific	46,050		6,022,419
Vertex Pharmaceuticals	28,006	[b]	3,493,468
Waters	9,728	[b]	1,243,238
Zoetis	53,316		2,293,121
			205,660,118
Real Estate - 2.6%
American Tower	48,455	[c]	4,953,555
Apartment Investment & Management, Cl. A	17,285	[c]	677,399
AvalonBay Communities	15,060	[c]	2,632,940
Boston Properties	17,647	[c]	2,220,875
CBRE Group, Cl. A	32,852	[b]	1,224,723
Crown Castle International	38,975	[c]	3,330,804
Equinix	6,480	[c]	1,922,486
Equity Residential	42,043	[c]	3,250,765
Essex Property Trust	7,672	[c]	1,691,216
General Growth Properties	67,938	[c]	1,966,805
HCP	53,012	[a,c]	1,972,046
Host Hotels & Resorts	86,991	[c]	1,507,554
Iron Mountain	21,486	[c]	658,331
Kimco Realty	49,384	[c]	1,322,010
Macerich	15,634	[c]	1,324,825
Plum Creek Timber	20,941	[c]	853,136
Prologis	59,596	[c]	2,546,537
Public Storage	16,778	[c]	3,849,880
Realty Income	27,077	[a,c]	1,339,228
Simon Property Group	35,489	[c]	7,149,614
SL Green Realty	11,872	[c]	1,408,257
Ventas	38,544	[c]	2,070,584
Vornado Realty Trust	20,722	[c]	2,083,597
Welltower	40,754	[c]	2,643,712

16

Common Stocks - 97.9% (continued)	Shares		Value ($)
Real Estate - 2.6% (continued)
Weyerhaeuser	60,403	[c]	1,771,620
			56,372,499
Retailing - 5.3%
Advance Auto Parts	8,475		1,681,694
Amazon.com	44,101	[b]	27,602,816
AutoNation	9,326	[b]	589,310
AutoZone	3,522	[b]	2,762,692
Bed Bath & Beyond	19,817	[a,b]	1,181,688
Best Buy	34,613		1,212,493
CarMax	23,546	[b]	1,389,449
Dollar General	33,896		2,297,132
Dollar Tree	26,490	[b]	1,734,830
Expedia	11,886		1,620,062
GameStop, Cl. A	12,037	[a]	554,545
Gap	27,665	[a]	753,041
Genuine Parts	17,168		1,558,168
Home Depot	147,607		18,250,130
Kohl's	22,283		1,027,692
L Brands	28,973		2,780,829
Lowe's	106,155		7,837,424
Macy's	38,370		1,956,103
Netflix	48,800	[b]	5,288,944
Nordstrom	16,043		1,046,164
O'Reilly Automotive	11,535	[b]	3,186,659
Priceline Group	5,817	[b]	8,459,314
Ross Stores	48,189		2,437,400
Signet Jewelers	9,281		1,400,874
Staples	77,162		1,002,334
Target	72,039		5,559,970
The TJX Companies	78,177		5,721,775
Tiffany & Co.	13,053		1,076,089
Tractor Supply	15,588		1,440,175
TripAdvisor	12,968	[b]	1,086,459
Urban Outfitters	12,196	[b]	348,806
			114,845,061
Semiconductors & Semiconductor Equipment - 2.4%
Altera	35,489		1,864,947
Analog Devices	36,842		2,214,941
Applied Materials	139,330		2,336,564

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.4% (continued)
Avago Technologies	29,986		3,692,176
Broadcom, Cl. A	64,725		3,326,865
First Solar	8,967	[b]	511,747
Intel	546,439		18,502,425
KLA-Tencor	17,650		1,184,668
Lam Research	18,252	[a]	1,397,921
Linear Technology	27,564		1,224,393
Microchip Technology	23,286	[a]	1,124,481
Micron Technology	124,511	[b]	2,061,902
NVIDIA	57,960		1,644,325
Qorvo	17,338	[b]	761,658
Skyworks Solutions	21,998		1,699,126
Texas Instruments	117,658		6,673,562
Xilinx	29,917		1,424,648
			51,646,349
Software & Services - 11.7%
Accenture, Cl. A	72,086		7,727,619
Activision Blizzard	57,984		2,015,524
Adobe Systems	57,524	[b]	5,100,078
Akamai Technologies	20,708	[b]	1,259,461
Alliance Data Systems	7,049	[b]	2,095,738
Alphabet, Cl. A	33,332	[b]	24,578,684
Alphabet, Cl. C	34,008	[b]	24,173,227
Autodesk	26,646	[b]	1,470,593
Automatic Data Processing	53,866		4,685,803
CA	35,200		975,392
Citrix Systems	18,409	[b]	1,511,379
Cognizant Technology Solutions, Cl. A	69,779	[b]	4,752,648
Computer Sciences	16,208		1,079,291
eBay	127,271	[b]	3,550,861
Electronic Arts	36,174	[b]	2,607,060
Facebook, Cl. A	259,851	[b]	26,497,006
Fidelity National Information Services	32,822		2,393,380
Fiserv	26,946	[b]	2,600,558
International Business Machines	103,571		14,508,226
Intuit	32,004		3,118,150
MasterCard Cl. A	114,618		11,346,036
Microsoft	920,118		48,435,012
Oracle	373,691		14,514,158

18

Common Stocks - 97.9% (continued)	Shares		Value ($)
Software & Services - 11.7% (continued)
Paychex	36,499		1,882,618
PayPal Holdings	127,293		4,583,821
Red Hat	21,665	[b]	1,713,918
salesforce.com	71,887	[b]	5,586,339
Symantec	79,284		1,633,250
Teradata	16,677	[b]	468,790
Total System Services	19,635		1,029,856
VeriSign	11,155	[a,b]	899,093
Visa, Cl. A	224,285		17,400,030
Western Union	59,569		1,146,703
Xerox	116,659		1,095,428
Yahoo!	98,871	[b]	3,521,785
			251,957,515
Technology Hardware & Equipment - 6.3%
Amphenol Cl. A	36,053		1,954,794
Apple	656,231		78,419,604
Cisco Systems	584,533		16,863,777
Corning	142,281		2,646,427
EMC	223,322		5,855,503
F5 Networks	7,971	[b]	878,404
FLIR Systems	17,368		463,205
Harris	14,295		1,131,163
Hewlett-Packard	207,789		5,601,991
Juniper Networks	41,277		1,295,685
Motorola Solutions	18,417		1,288,637
NetApp	34,861		1,185,274
QUALCOMM	180,418		10,720,438
SanDisk	23,060		1,775,620
Seagate Technology	35,076	[a]	1,334,993
TE Connectivity	45,934		2,959,987
Western Digital	26,636		1,779,818
			136,155,320
Telecommunication Services - 2.3%
AT&T	707,320		23,702,293
CenturyLink	63,863		1,801,575
Frontier Communications	133,798		687,722
Level 3 Communications	32,948	[b]	1,678,701
Verizon Communications	467,469		21,914,947
			49,785,238

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Transportation - 2.2%
American Airlines Group	77,986		3,604,513
C.H. Robinson Worldwide	16,471		1,142,758
CSX	114,733		3,096,644
Delta Air Lines	92,290		4,692,024
Expeditors International of Washington	22,241		1,107,379
FedEx	30,071		4,692,580
J.B. Hunt Transport Services	10,765		822,123
Kansas City Southern	12,984		1,074,556
Norfolk Southern	34,382		2,751,591
Ryder System	6,135		440,370
Southwest Airlines	76,522		3,542,203
Union Pacific	99,612		8,900,332
United Continential Holdings	44,216	[b]	2,666,667
United Parcel Service, Cl. B	80,748		8,318,659
			46,852,399
Utilities - 2.9%
AES	75,191		823,341
AGL Resources	13,304		831,500
Ameren	27,371		1,195,565
American Electric Power	57,144		3,237,208
CenterPoint Energy	51,128		948,424
CMS Energy	31,421		1,133,355
Consolidated Edison	33,686		2,214,855
Dominion Resources	68,846		4,917,670
DTE Energy	20,362		1,661,336
Duke Energy	79,493		5,681,365
Edison International	37,128		2,246,987
Entergy	20,304		1,383,921
Eversource Energy	36,039		1,835,827
Exelon	99,458		2,776,867
FirstEnergy	49,591		1,547,239
NextEra Energy	53,263		5,467,980
NiSource	36,295		695,412
NRG Energy	40,292		519,364
Pepco Holdings	29,972		798,154
PG&E	55,532		2,965,409
Pinnacle West Capital	12,503		794,066
PPL	76,004		2,614,538
Public Service Enterprise Group	57,661		2,380,823

20

Common Stocks - 97.9% (continued)	Shares		Value ($)
Utilities - 2.9% (continued)
SCANA	16,490		976,538
Sempra Energy	26,729		2,737,317
Southern	104,194		4,699,149
TECO Energy	25,552		689,904
WEC Energy Group	35,882		1,850,076
Xcel Energy	57,714		2,056,350
			61,680,540
Total Common Stocks (cost $1,137,011,549)			2,109,781,454
Short-Term Investments - .1%
U.S. Treasury Bills
0.02%, 3/17/16	1,480,000	[d]	1,479,441
0.03%, 2/25/16	670,000	[d]	669,834
(cost $2,149,791)			2,149,275
Other Investments - 1.9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	41,848,978	[e]	41,848,978
(cost $41,848,978)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	5,459,735	[e]	5,459,735
(cost $5,459,735)
Total Investments (cost $1,186,470,053)	100.2%		2,159,239,442
Liabilities, Less Cash and Receivables	(0.2%)		(3,474,948)
Net Assets	100.0%		2,155,764,494

a Security, or portion thereof, on loan. At October 31, 2015, the value of the fund's securities on loan was $36,705,004 and the value of the collateral held by the fund was $37,377,164 consisting of cash collateral of $5,459,735 and U.S. Government & Agency securities valued at $31,917,429.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by a broker in a segregated account as collateral for open financial futures positions.

e Investment in affiliated money market mutual fund.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.7
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Capital Goods	7.1
Energy	7.0
Technology Hardware & Equipment	6.3
Banks	5.8
Food, Beverage & Tobacco	5.4
Retailing	5.3
Diversified Financials	4.8
Health Care Equipment & Services	4.7
Media	3.2
Materials	2.9
Utilities	2.9
Insurance	2.7
Real Estate	2.6
Semiconductors & Semiconductor Equipment	2.4
Short-Term/Money Markets Investments	2.3
Telecommunication Services	2.3
Food & Staples Retailing	2.2
Transportation	2.2
Consumer Services	1.9
Household & Personal Products	1.8
Consumer Durables & Apparel	1.5
Automobiles & Components	1.0
Commercial & Professional Services	.7
100.2

†Based on net assets.

See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES
October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 10/31/2015 ($)

Financial Futures Long
Standard & Poor's 500 E-mini	447	46,347,195	December 2015	2,604,497
Gross Unrealized Appreciation				2,604,497

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $36,705,004)—Note 1(b):
Unaffiliated issuers	1,139,161,340	2,111,930,729
Affiliated issuers	47,308,713	47,308,713
Cash		787,069
Dividends and securities lending income receivable		2,440,636
Receivable for investment securities sold		425,064
Receivable for shares of Common Stock subscribed		280,500
Other receivable		22,002
		2,163,194,713
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		344,075
Liability for securities on loan—Note 1(b)		5,459,735
Payable for shares of Common Stock redeemed		1,414,546
Payable for futures variation margin—Note 4		206,051
Interest payable—Note 2		2,512
Accrued expenses		3,300
		7,430,219
Net Assets ($)		2,155,764,494
Composition of Net Assets ($):
Paid-in capital		1,182,192,126
Accumulated undistributed investment income—net		12,451,777
Accumulated net realized gain (loss) on investments		(14,253,295)
Accumulated net unrealized appreciation (depreciation) on investments (including $2,604,497 net unrealized appreciation on financial futures)		975,373,886
Net Assets ($)		2,155,764,494
Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)		50,285,399
Net Asset Value Per Share ($)		42.87

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	637
Cash dividends (net of $4,723 foreign taxes withheld at source):
Unaffiliated issuers	45,908,874
Affiliated issuers	32,002
Income from securities lending—Note 1(b)	120,971
Total Income	46,062,484
Expenses:
Management fee—Note 3(a)	4,427,103
Directors’ fees—Note 3(a,c)	145,964
Loan commitment fees—Note 2	23,021
Interest expense—Note 2	3,213
Total Expenses	4,599,301
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(145,964)
Net Expenses	4,453,337
Investment Income—Net	41,609,147
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,305,277
Net realized gain (loss) on financial futures	2,138,413
Net Realized Gain (Loss)	11,443,690
Net unrealized appreciation (depreciation) on investments	52,543,349
Net unrealized appreciation (depreciation) on financial futures	1,096,023
Net Unrealized Appreciation (Depreciation)	53,639,372
Net Realized and Unrealized Gain (Loss) on Investments	65,083,062
Net Increase in Net Assets Resulting from Operations	106,692,209

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	41,609,147	36,598,588
Net realized gain (loss) on investments	11,443,690	(2,486,317)
Net unrealized appreciation (depreciation) on investments	53,639,372	284,231,556
Net Increase (Decrease) in Net Assets Resulting from Operations	106,692,209	318,343,827
Dividends to Shareholders from ($):
Investment income—net	(40,112,534)	(35,006,286)
Net realized gain on investments	-	(1,397,376)
Total Dividends	(40,112,534)	(36,403,662)
Capital Stock Transactions ($):
Net proceeds from shares sold	428,627,232	453,083,463
Dividends reinvested	30,056,590	28,442,126
Cost of shares redeemed	(543,341,892)	(458,453,852)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(84,658,070)	23,071,737
Total Increase (Decrease) in Net Assets	(18,078,395)	305,011,902
Net Assets ($):
Beginning of Period	2,173,842,889	1,868,830,987
End of Period	2,155,764,494	2,173,842,889
Undistributed investment income—net	12,451,777	11,340,729
Capital Share Transactions (Shares):
Shares sold	10,174,081	11,780,839
Shares issued for dividends reinvested	705,358	747,402
Shares redeemed	(12,894,112)	(11,890,511)
Net Increase (Decrease) in Shares Outstanding	(2,014,673)	637,730

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	41.56	36.17	29.06	25.75	24.29
Investment Operations:
Investment income—net[a]	.80	.70	.65	.55	.48
Net realized and unrealized gain (loss) on investments	1.28	5.39	7.08	3.27	1.45
Total from Investment Operations	2.08	6.09	7.73	3.82	1.93
Distributions:
Dividends from investment income—net	(.77)	(.67)	(.62)	(.51)	(.47)
Dividends from net realized gain on investments	-	(.03)	-	-	-
Total Distributions	(.77)	(.70)	(.62)	(.51)	(.47)
Net asset value, end of period	42.87	41.56	36.17	29.06	25.75
Total Return (%)	5.02	17.03	26.96	15.00	7.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income to average net assets	1.88	1.81	2.01	1.97	1.84
Portfolio Turnover Rate	8.71	5.41	3.45	3.28	2.12
Net Assets, end of period ($ x 1,000)	2,155,764	2,173,843	1,868,831	1,369,234	1,115,441

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

28

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

29

NOTES TO FINANCIAL STATEMENTS (continued)

and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,103,381,221	-	-	2,103,381,221
Equity Securities—Foreign Common Stocks†	6,400,233	-	-	6,400,233
Mutual Funds	47,308,713	-	-	47,308,713
U.S. Treasury	-	2,149,275	-	2,149,275
Other Financial Instruments:
Financial Futures††	2,604,497	-	-	2,604,497

†  See Statement of Investments for additional detailed categorizations.

††  Amount shown represents unrealized appreciation at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

31

NOTES TO FINANCIAL STATEMENTS (continued)

borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $29,278 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	73,331,726	317,905,450	349,388,198	41,848,978	1.9
Dreyfus Institutional Cash Advantage Fund	11,208,670	89,227,942	94,976,877	5,459,735.3
Total	84,540,396	407,133,392	444,365,075	47,308,713	2.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

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Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,279,018, undistributed capital gains $12,098,171 and unrealized appreciation $947,195,179.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $40,112,534 and $35,009,329, and long-term capital gains $0 and $1,394,333, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $385,565 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015 was approximately $284,700 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually

33

NOTES TO FINANCIAL STATEMENTS (continued)

obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $145,964.

(b) The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $355,257, which are offset against an expense reimbursement currently in effect in the amount of $11,182.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2015, amounted to $188,568,916 and $230,841,565, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since

34

they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Equity financial futures	37,511,039

At October 31, 2015, the cost of investments for federal income tax purposes was $1,212,044,263; accordingly, accumulated net unrealized appreciation on investments was $947,195,179, consisting of $1,006,532,726 gross unrealized appreciation and $59,337,547 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC))

35

NOTES TO FINANCIAL STATEMENTS (continued)

(“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On

36

April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $40,112,534 as ordinary income dividends paid during the year ended October 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

40

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

42

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

43

NOTES

44

NOTES

45

For More Information

Dreyfus BASIC S&P 500 Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0713AR1015

Dreyfus Bond Market Index Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 1.54%, and its BASIC shares produced a total return of 1.79%.1 In comparison, the Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 1.96% for the same period.2

Fixed-income securities produced mildly positive returns in the midst of changing economic sentiment during the reporting period. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index (or other instruments with similar characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1800 securities as compared to approximately 9400 securities in the Index. The fund’s average duration—a measure of sensitivity to changing interest rates—generally remains neutral to the Index. As of October 31, 2015, the average duration of the fund was approximately 5.6 years.

Monetary Policy Actions Drove U.S. and Global Bond Markets

The reporting period began during a U.S. bond market rally in which slowing global economic growth and falling commodity prices prompted central banks in Japan and China to adopt more accommodative monetary policies. The European Central Bank implemented its own larger-than-expected quantitative easing program in January 2015 amid disappointing regional growth. These policy actions sent yields of high-quality sovereign bonds sharply lower and global investors flocked to higher yielding alternatives in the United States. Consequently, yields of 10-year U.S. Treasury securities, which began the reporting period at 2.35%, declined to 1.68% by the beginning of February 2015.

Investor demand soon began to normalize, and robust employment gains briefly sent long-term U.S. bond yields higher until investors responded to weaker-than-expected data in other areas of the economy. In fact, U.S. GDP expanded at an anemic 0.6% annualized rate over the first quarter of 2015 due to a strengthening U.S. dollar and severe winter weather. The economy regained traction in the spring, posting a 3.9% annualized growth rate for the second quarter, and rising long-term interest rates erased previous price gains when yields of 10-year Treasuries climbed to 2.50% in mid-June.

However, renewed worries about economic instability in China and other emerging markets sparked a renewed flight to quality over the summer, causing long-term bond yields to fall

3

DISCUSSION OF FUND PERFORMANCE (continued)

again. Meanwhile, U.S. economic growth decelerated to a more moderate 1.5% annualized rate for the third quarter, and the Federal Reserve Board (the “Fed”) cited global economic instability when it refrained from raising short-term interest rates at its October meeting. In addition, the European Central Bank suggested that it was not done with its quantitative easing program, and China reduced interest rates again. Yields of 10-year Treasuries ended the reporting period at 2.16%.

High Quality Bonds Outperformed Lower Rated Securities

All of the market sectors represented in the Index produced positive absolute returns over the reporting period. Commercial mortgage-backed securities, which comprise a relatively small portion of the Index, produced the highest total returns. U.S. Treasury securities also gained significant value, supported by robust demand from risk-averse global investors. Mortgage-backed securities backed by U.S. government agencies tended to lag their nominal Treasury counterparts, in part due to the impact of reduced mortgage insurance premiums on prepayment rates. Investment-grade corporate bonds fared relatively poorly as credit spreads widened, particularly among securities backed by energy and materials companies struggling with falling commodity prices. Bonds issued by companies with significant international exposure also trailed market averages as the U.S. dollar strengthened against most currencies. In contrast, high-grade corporate bonds from the financials sector fared relatively well.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. Still, it is worth noting that investors currently expect the Fed to begin raising short-term interest rates, perhaps as soon as its December meeting.

As of October 31, 2015, approximately 28.6% of the fund’s assets were invested in mortgage-backed securities, 2% in commercial mortgage-backed securities, 30.8% in credit bonds and asset-backed securities, and 38.6% in U.S. Treasury and Agency securities. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality and duration posture that is closely aligned with that of the Index.

November 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

¹  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC shares and Investor shares and the Barclays U. S. Aggregate Bond Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
BASIC shares	1.79%	2.81%	4.51%
Investor shares	1.54%	2.54%	4.25%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in each of the BASIC and Investor shares of Dreyfus Bond Market Index Fund on 10/31/05 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for BASIC and Investor shares. The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.01	$ .76
Ending value (after expenses)	$ 996.60	$ 997.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% return for the six months ended October 31, 2015
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.04	$ .77
Ending value (after expenses)	$ 1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2015

Bonds and Notes - 99.9%	Coupon Rate (%)	Maturit1y Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - .3%
AmeriCredit Automobile Receivables Trust, Ser. 2013-5, Cl. A3	0.90	9/10/18	759,452		759,408
AmeriCredit Automobile Receivables Trust, Ser. 2014-2, Cl. A3	0.94	2/8/19	1,170,000		1,167,717
AmeriCredit Automobile Receivables Trust, Ser. 2014-2, Cl. D	1.38	11/15/19	1,300,000		1,304,767
AmeriCredit Automobile Receivables Trust, Ser. 2014-4, Cl. A3	1.27	7/8/19	1,000,000		996,883
Carmax Auto Owner Trust, Ser. 2013-2, Cl. A4	0.84	11/15/18	650,000		646,054
Fifth Third Auto Trust, Ser. 2014-3, Cl. A4	1.47	5/17/21	800,000		798,018
Ford Credit Auto Owner Trust, Ser. 2012-B, Cl. A4	1.00	9/15/17	233,539		233,747
World Omni Auto Receivables Trust, Ser. 2013-B, Cl. A3	0.83	8/15/18	732,658		732,564
				6,639,158
Asset-Backed Ctfs./Credit Cards - .3%
American Express Credit Account Master Trust, Ser. 2014-3, Cl. A	1.49	4/15/20	1,050,000		1,055,690
Capital One Multi-Asset Execution Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		611,911
Capital One Multi-Asset Execution Trust, Ser. 2015-A1, Cl. A	1.39	1/15/21	2,000,000		2,001,488
Chase Issuance Trust, Ser. 2013-A8, Cl. A8	1.01	10/15/18	1,000,000		1,001,222
Citibank Credit Card Issuance Trust, Ser. 2004-A8, Cl. A8	1.73	4/9/20	1,500,000		1,514,656
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Cl. A8	5.65	9/20/19	500,000		540,310
				6,725,277
Commercial Mortgage Pass-Through Ctfs. - 1.4%
Banc of America Commercial Mortgage Trust, Ser. 2007-1, Cl. A4	5.45	1/15/49	881,466		914,861
Banc of America Commercial Mortgage Trust, Ser. 2007-4, Cl. A4	5.93	2/10/51	208,452	[a]	220,613
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PW14, Cl. A4	5.20	12/11/38	965,162		992,602
Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Cl. A3	5.99	3/15/49	171,148	[a]	172,345
Citigroup Commercial Mortgage Trust, Ser. 2008-C7, Cl. A4	6.35	12/10/49	1,002,538	[a]	1,064,183
Citigroup Commercial Mortgage Trust, Ser. 2014-GC19, Cl. A2	2.79	3/10/47	1,250,000		1,283,512
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/47	1,000,000		1,042,612
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Cl. A4	5.55	1/15/46	38,966	[a]	38,933

7

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs. - 1.4% (continued)
COBALT CMBS Commercial Mortgage Trust, Ser. 2007-C3, Cl. A4	5.96	5/15/46	866,363	[a]	915,096
Commercial Mortgage Trust, Ser. 2012-CR4, Cl. A3	2.85	10/15/45	1,000,000		1,009,793
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.33	10/10/46	750,000	[a]	838,819
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/47	1,200,000		1,289,897
Commercial Mortgage Trust, Ser. 2014-LC15, Cl. A2	2.84	4/10/47	2,000,000		2,054,150
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/48	2,025,000		2,041,629
GS Mortgage Securities Trust, Ser. 2007-GG10, Cl. A4	5.99	8/10/45	896,595	[a]	938,729
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/47	500,000		531,174
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB14, Cl. A4	5.48	12/12/44	51,741	[a]	51,727
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-CB18, Cl. A4	5.44	6/12/47	328,637		336,378
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-CB20, Cl. A4	5.79	2/12/51	897,185	[a]	949,487
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	59,347		61,379
J.P.Morgan Chase Commercial Mortgage Securities Corp., Ser. 2012-LC9, Cl. A5	2.84	12/15/47	1,000,000		1,005,323
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/45	500,000		540,716
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/47	1,725,000		1,793,602
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A3	5.43	2/15/40	976,231		1,012,526
Merrill Lynch Mortgage Trust, Ser. 2006-C2, Cl. A4	5.74	8/12/43	844,380	[a]	861,928
Merrill Lynch Mortgage Trust, Ser. 2007-C1, Cl. A4	6.03	6/12/50	1,000,000	[a]	1,040,745
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Cl. A4	6.07	6/12/46	29,968	[a]	30,288
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Cl. A4	5.81	6/12/50	1,114,279	[a]	1,168,417
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Cl. A1	1.39	7/15/46	46,517		46,634
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C8, Cl. A4	3.13	12/15/48	1,000,000		1,020,290

8

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. - 1.4% (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C9, Cl. A1	0.83	5/15/46	289,646		288,947
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/48	1,175,000		1,186,000
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,352,737
Morgan Stanley Capital I Trust, Ser. 2007-T25, Cl. A3	5.51	11/12/49	963,146	[a]	993,638
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	500,000		520,635
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C3, Cl. A4	3.09	8/10/49	500,000		512,161
UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Cl. A5	2.85	12/10/45	500,000		499,224
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/46	1,412,000		1,447,503
WF-RBS Commercial Mortgage Trust, Ser. 2012-C7, Cl. A1	2.30	6/15/45	842,897		850,309
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/46	1,500,000		1,540,111
WF-RBS Commercial Mortgage Trust, Ser. 2014-C20, Cl. A2	3.04	5/15/47	1,000,000		1,034,682
				35,494,335
Consumer Discretionary - 2.6%
21st Century Fox America, Gtd. Debs.	8.25	8/10/18	150,000		175,159
21st Century Fox America, Gtd. Debs.	7.75	12/1/45	100,000		134,853
21st Century Fox America, Gtd. Notes	3.70	10/15/25	500,000	[b]	501,086
21st Century Fox America, Gtd. Notes	6.20	12/15/34	250,000		287,971
21st Century Fox America, Gtd. Notes	6.65	11/15/37	360,000		433,497
21st Century Fox America, Gtd. Notes	4.75	9/15/44	500,000		504,001
21st Century Fox America, Gtd. Notes, Ser. WI	3.70	9/15/24	750,000		758,779
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	290,000	[b]	286,223
Alibaba Group Holding, Gtd. Notes	3.60	11/28/24	750,000	[b]	729,300
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	1,000,000		1,024,786
Autonation, Gtd. Notes	6.75	4/15/18	300,000		332,425
Autozone, Sr. Unscd. Notes	1.30	1/13/17	1,000,000		999,930
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/24	1,000,000		981,496
BorgWarner, Sr. Unscd. Notes	3.38	3/15/25	1,000,000		971,451
California Institute of Technology, Unscd. Bonds	4.32	8/1/45	110,000		112,925

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Consumer Discretionary - 2.6% (continued)
Carnival, Gtd. Notes	3.95	10/15/20	300,000		313,779
CBS, Gtd. Debs.	7.88	7/30/30	300,000		387,442
CBS, Gtd. Notes	5.50	5/15/33	250,000		249,859
CBS, Gtd. Notes	4.90	8/15/44	240,000		223,899
CCO Safari II, Sr. Scd. Notes	4.91	7/23/25	910,000	[b]	926,393
CCO Safari II, Sr. Scd. Notes	6.48	10/23/45	500,000	[b]	519,882
CCO Safari II, Sr. Scd. Notes	6.83	10/23/55	530,000	[b]	538,892
CDK Global, Sr. Unscd. Notes	3.30	10/15/19	1,000,000		1,001,189
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/21	1,000,000		1,011,593
Comcast, Gtd. Bonds	4.75	3/1/44	500,000		527,912
Comcast, Gtd. Notes	6.50	1/15/17	1,000,000		1,065,700
Comcast, Gtd. Notes	5.70	7/1/19	500,000		566,993
Comcast, Gtd. Notes	2.85	1/15/23	300,000		302,127
Comcast, Gtd. Notes	3.38	8/15/25	730,000		743,837
Comcast, Gtd. Notes	4.25	1/15/33	500,000		501,227
Comcast, Gtd. Notes	4.40	8/15/35	340,000		345,358
Comcast, Gtd. Notes	6.45	3/15/37	650,000		816,796
Comcast, Gtd. Notes	4.60	8/15/45	410,000		425,707
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/22	304,000		422,945
Costco Wholesale, Sr. Unscd. Notes	5.50	3/15/17	500,000		531,316
Costco Wholesale, Sr. Unscd. Notes	2.25	2/15/22	500,000		492,466
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	1,000,000	[c]	1,008,786
CVS Health, Sr. Unscd. Notes	5.75	6/1/17	30,000		32,084
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	680,000		692,271
CVS Health, Sr. Unscd. Notes	6.13	9/15/39	1,000,000		1,203,099
CVS Health, Sr. Unscd. Notes	5.13	7/20/45	480,000		516,608
Daimler Finance North America, Gtd. Notes	8.50	1/18/31	200,000		289,483
DirecTV Holdings/Financing, Gtd. Notes	6.00	8/15/40	800,000		832,247

10

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Consumer Discretionary - 2.6% (continued)
Discovery Communications, Gtd. Notes	6.35	6/1/40	700,000	743,382
Dollar General, Sr. Unscd. Notes	1.88	4/15/18	1,000,000	996,865
Ford Motor, Sr. Unscd. Notes	4.75	1/15/43	500,000	497,397
General Motors, Sr. Unscd. Notes	5.20	4/1/45	340,000	337,869
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/45	750,000	680,155
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	750,000	754,660
Home Depot, Sr. Unscd. Notes	5.88	12/16/36	1,150,000	1,425,696
Home Depot, Sr. Unscd. Notes	5.40	9/15/40	437,000	518,263
Home Depot, Sr. Unscd. Notes	4.88	2/15/44	500,000	556,191
Interpublic Group, Sr. Unscd. Notes	4.20	4/15/24	500,000	499,661
Kohl's, Sr. Unscd. Notes	4.75	12/15/23	500,000	524,649
Kroger, Sr. Unscd. Notes	3.30	1/15/21	300,000	308,600
Lowe's Cos., Sr. Unscd. Notes	3.88	9/15/23	500,000	527,967
Lowe's Cos., Sr. Unscd. Notes	3.13	9/15/24	1,500,000	1,494,058
Lowe's Cos., Sr. Unscd. Notes	4.38	9/15/45	500,000	510,095
Marriott International, Sr. Unscd. Notes	3.13	10/15/21	1,000,000	1,008,998
Massachusetts Institute of Technology, Notes	5.60	7/1/11	190,000	234,832
Mattel, Sr. Unscd. Notes	2.35	5/6/19	500,000	499,007
McDonald's, Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,140,075
NBCUniversal Media, Gtd. Notes	5.15	4/30/20	1,500,000	1,695,172
Newell Rubbermaid, Sr. Unscd. Notes	2.88	12/1/19	500,000	504,026
Nike, Sr. Unscd. Notes	2.25	5/1/23	300,000	293,309
Nike, Sr. Unscd. Notes	3.63	5/1/43	300,000	280,148
Nordstrom, Sr. Unscd. Bonds	4.75	5/1/20	500,000	549,176
Omnicom Group, Gtd. Notes	3.63	5/1/22	500,000	507,831
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/22	1,100,000	1,084,684
Procter & Gamble, Sr. Unscd. Notes	5.55	3/5/37	300,000	367,813
QVC, Sr. Scd. Notes	5.45	8/15/34	500,000	446,832

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Consumer Discretionary - 2.6% (continued)
Signet UK Finance, Gtd. Bonds	4.70	6/15/24	500,000		502,384
Stanley Black & Decker, Gtd. Notes	3.40	12/1/21	400,000		412,009
Staples, Sr. Unscd. Notes	4.38	1/12/23	250,000	[c]	244,054
Starbucks, Sr. Unscd. Notes	4.30	6/15/45	500,000		511,085
Target, Sr. Unscd. Notes	5.38	5/1/17	400,000		426,588
Target, Sr. Unscd. Notes	2.30	6/26/19	1,000,000		1,020,994
Target, Sr. Unscd. Notes	7.00	1/15/38	228,000		313,425
Thomson Reuters, Gtd. Notes	6.50	7/15/18	800,000		892,992
Thomson Reuters, Sr. Unscd. Notes	3.95	9/30/21	300,000		314,803
Time Warner, Gtd. Notes	4.75	3/29/21	1,500,000		1,643,787
Time Warner, Gtd. Notes	7.63	4/15/31	1,100,000		1,408,794
Time Warner Cable, Gtd. Debs.	6.55	5/1/37	350,000		351,721
Time Warner Cable, Gtd. Debs.	7.30	7/1/38	495,000		537,750
Time Warner Cable, Gtd. Debs.	4.50	9/15/42	500,000		406,422
Time Warner Cable, Gtd. Notes	8.25	4/1/19	1,000,000		1,166,557
Time Warner Cos., Gtd. Debs.	6.95	1/15/28	325,000		400,647
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	500,000		502,152
University of Southern California, Sr. Unscd. Notes	5.25	10/1/11	40,000		46,342
Viacom, Sr. Unscd. Notes	2.75	12/15/19	655,000		653,450
Viacom, Sr. Unscd. Notes	6.88	4/30/36	235,000		245,610
Viacom, Sr. Unscd. Notes	4.38	3/15/43	1,250,000		949,172
Walgreens Boots Alliance, Gtd. Notes	1.75	11/17/17	300,000		299,929
Walgreens Boots Alliance, Gtd. Notes	3.30	11/18/21	400,000		400,290
Walgreens Boots Alliance, Gtd. Notes	4.50	11/18/34	400,000		371,904
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	1,600,000		1,724,243
Wal-Mart Stores, Sr. Unscd. Notes	5.25	9/1/35	600,000		692,120
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	635,000		830,404
Wal-Mart Stores, Sr. Unscd. Notes	4.30	4/22/44	1,000,000	[c]	1,016,090

12

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Consumer Discretionary - 2.6% (continued)
Walt Disney, Sr. Unscd. Notes	3.75	6/1/21	500,000		538,126
Walt Disney, Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000		207,606
WPP Finance 2010, Gtd. Notes	3.75	9/19/24	750,000		755,275
Wyndham Worldwide, Sr. Unscd. Notes	2.50	3/1/18	500,000		500,977
Wyndham Worldwide, Sr. Unscd. Notes	3.90	3/1/23	500,000		482,217
Xerox, Sr. Unscd. Notes	6.75	2/1/17	750,000		791,866
Xerox, Sr. Unscd. Notes	3.80	5/15/24	500,000	[c]	459,627
Yale University, Sr. Unscd. Notes	2.09	4/15/19	300,000		304,006
				66,036,601
Consumer Staples - 1.2%
Altria Group, Gtd. Notes	2.85	8/9/22	500,000		495,007
Altria Group, Gtd. Notes	4.00	1/31/24	230,000		242,434
Altria Group, Gtd. Notes	4.25	8/9/42	1,000,000		947,618
Anheuser-Busch, Gtd. Notes	1.13	1/27/17	1,000,000		996,962
Anheuser-Busch, Gtd. Notes	5.50	1/15/18	145,000		156,994
Anheuser-Busch Inbev Finance, Gtd. Notes	2.63	1/17/23	500,000		475,408
Anheuser-Busch Inbev Finance, Gtd. Notes	3.70	2/1/24	1,000,000		1,014,660
Anheuser-Busch Inbev Finance, Gtd. Notes	4.00	1/17/43	700,000		623,330
Anheuser-Busch Inbev Worldwide, Gtd. Notes	5.38	1/15/20	1,000,000		1,113,516
Archer-Daniels-Midland, Sr. Unscd. Notes	5.45	3/15/18	92,000		100,050
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/25	750,000		736,609
Clorox, Sr. Unscd. Notes	3.80	11/15/21	200,000		211,087
Coca-Cola, Sr. Unscd. Notes	3.30	9/1/21	1,500,000		1,579,374
Coca-Cola Femsa, Gtd. Bonds	2.38	11/26/18	400,000		404,600
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	500,000		497,596
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	210,000		200,546
ConAgra Foods, Sr. Unscd. Notes	7.00	10/1/28	350,000		420,114
ConAgra Foods, Sr. Unscd. Notes	4.65	1/25/43	198,000		177,862
Diageo Capital, Gtd. Notes	5.75	10/23/17	720,000		780,399

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 1.2% (continued)
Diageo Investment, Gtd. Notes	4.25	5/11/42	500,000		496,836
Dr. Pepper Snapple Group, Gtd. Notes	6.82	5/1/18	200,000		223,434
General Mills, Sr. Unscd. Notes	5.70	2/15/17	1,300,000		1,374,324
HJ Heinz, Gtd. Notes	3.95	7/15/25	360,000	[b]	369,328
JM Smucker, Gtd. Notes	1.75	3/15/18	400,000		400,958
JM Smucker, Gtd. Notes	2.50	3/15/20	500,000		500,199
Kellogg, Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		438,187
Kellogg, Sr. Unscd. Notes	4.15	11/15/19	400,000		426,966
Kimberly-Clark, Sr. Unscd. Notes	3.70	6/1/43	500,000		466,234
Kraft Foods Group, Gtd. Notes	2.25	6/5/17	490,000		496,428
Kraft Foods Group, Gtd. Notes	3.50	6/6/22	490,000		500,435
Kraft Foods Group, Gtd. Notes	5.00	6/4/42	400,000		413,248
Kraft Heinz Foods, Gtd. Notes	2.80	7/2/20	390,000	[b]	391,936
Kraft Heinz Foods, Gtd. Notes	6.75	3/15/32	525,000		609,003
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/45	270,000	[b]	287,349
Kroger, Gtd. Notes	7.50	4/1/31	800,000		1,025,339
Mondelez International, Sr. Unscd. Notes	4.00	2/1/24	1,000,000		1,045,697
Mondelez International, Sr. Unscd. Notes	6.50	2/9/40	253,000		309,396
Pepsi Bottling Group, Gtd. Notes, Ser. B	7.00	3/1/29	800,000	[c]	1,082,946
PepsiCo, Sr. Unscd. Notes	7.90	11/1/18	1,000,000		1,181,634
PepsiCo, Sr. Unscd. Notes	2.15	10/14/20	810,000		810,121
PepsiCo, Sr. Unscd. Notes	3.50	7/17/25	500,000		517,406
PepsiCo, Sr. Unscd. Notes	4.88	11/1/40	500,000		541,768
PepsiCo, Sr. Unscd. Notes	4.45	4/14/46	210,000		215,524
Philip Morris International, Sr. Unscd. Notes	5.65	5/16/18	760,000		838,418
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/42	650,000		669,494
Procter & Gamble, Sr. Unscd. Bonds	6.45	1/15/26	1,046,000		1,344,737
Reynolds American, Gtd. Notes	2.30	6/12/18	510,000		517,707

14

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Staples - 1.2% (continued)
Reynolds American, Gtd. Notes	4.85	9/15/23	650,000		704,579
Reynolds American, Gtd. Notes	5.70	8/15/35	240,000		263,331
Reynolds American, Gtd. Notes	5.85	8/15/45	510,000		567,842
Sysco, Gtd. Notes	5.38	9/21/35	350,000		394,554
Tyson Foods, Gtd. Bonds	5.15	8/15/44	500,000		525,893
				31,125,417
Energy - 2.6%
Anadarko Petroleum, Sr. Unscd. Notes	5.95	9/15/16	350,000		362,953
Anadarko Petroleum, Sr. Unscd. Notes	3.45	7/15/24	1,000,000		978,178
Anadarko Petroleum, Sr. Unscd. Notes	6.45	9/15/36	150,000		169,257
Apache, Sr. Unscd. Notes	6.00	1/15/37	380,000		411,607
Apache, Sr. Unscd. Notes	4.75	4/15/43	1,000,000		928,140
Baker Hughes, Sr. Unscd. Notes, Ser. WI	3.20	8/15/21	1,000,000		998,125
BP Capital Markets, Gtd. Notes	1.85	5/5/17	1,250,000	[c]	1,262,425
BP Capital Markets, Gtd. Notes	3.25	5/6/22	1,200,000		1,217,630
BP Capital Markets, Gtd. Notes	2.50	11/6/22	800,000		774,758
Buckeye Partners, Sr. Unscd. Notes	2.65	11/15/18	250,000		242,113
Cameron International, Sr. Unscd. Notes	1.40	6/15/17	500,000		496,314
Cameron International, Sr. Unscd. Notes	5.13	12/15/43	175,000		182,190
Canadian Natural Resources, Sr. Unscd. Notes	3.90	2/1/25	500,000		475,445
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/38	430,000		451,412
Cenovus Energy, Sr. Unscd. Notes	3.80	9/15/23	1,000,000		953,450
Chevron, Sr. Unscd. Notes	1.72	6/24/18	1,000,000		1,010,724
Chevron, Sr. Unscd. Notes	3.19	6/24/23	400,000		409,337
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/23	500,000		474,468
Columbia Pipeline Group, Gtd. Notes	3.30	6/1/20	1,000,000	[b]	998,542
ConocoPhillips, Gtd. Notes	2.20	5/15/20	1,000,000		998,555
ConocoPhillips, Gtd. Notes	2.40	12/15/22	1,000,000		956,672
ConocoPhillips, Gtd. Notes	4.15	11/15/34	750,000		722,086

15

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 2.6% (continued)
ConocoPhillips, Gtd. Notes	6.50	2/1/39	500,000		614,310
ConocoPhillips Holding, Sr. Unscd. Notes	6.95	4/15/29	125,000		158,167
Continental Resources, Gtd. Notes	4.50	4/15/23	500,000		442,435
Continental Resources, Gtd. Notes	3.80	6/1/24	500,000	[c]	419,212
Devon Energy, Sr. Unscd. Notes	5.60	7/15/41	650,000		631,426
Devon Financing, Gtd. Debs.	7.88	9/30/31	275,000		338,221
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/43	1,000,000		955,000
Enable Midstream Partners, Gtd. Notes	5.00	5/15/44	500,000	[b]	353,159
Enbridge Energy Partners, Sr. Unscd. Notes	5.88	10/15/25	500,000		504,707
Enbridge Energy Partners, Sr. Unscd. Notes	5.50	9/15/40	720,000		603,511
Encana, Sr. Unscd. Bonds	7.20	11/1/31	625,000		621,196
Energy Transfer Partners, Sr. Unscd. Notes	3.60	2/1/23	1,000,000		885,536
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	500,000		472,324
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	500,000		397,337
Enterprise Products Operating, Gtd. Bonds, Ser. L	6.30	9/15/17	1,000,000		1,082,615
Enterprise Products Operating, Gtd. Notes	3.35	3/15/23	600,000		583,733
Enterprise Products Operating, Gtd. Notes	3.70	2/15/26	200,000		190,499
Enterprise Products Operating, Gtd. Notes	4.45	2/15/43	750,000		647,013
Enterprise Products Operating, Gtd. Notes	4.90	5/15/46	1,000,000		920,014
EOG Resources, Sr. Unscd. Notes	3.90	4/1/35	750,000		723,371
Halliburton, Sr. Unscd. Bonds	6.15	9/15/19	1,200,000		1,360,112
Hess, Sr. Unscd. Bonds	8.13	2/15/19	1,200,000		1,394,808
Hess, Sr. Unscd. Bonds	7.88	10/1/29	175,000		209,395
Kerr-McGee, Gtd. Notes	6.95	7/1/24	600,000		704,660
Kinder Morgan, Gtd. Notes	5.30	12/1/34	1,000,000		844,409
Kinder Morgan Energy Partners, Gtd. Notes	4.15	3/1/22	1,000,000		954,526
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/23	500,000		436,122
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/31	350,000		354,614

16

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Energy - 2.6% (continued)
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/43	300,000		236,088
Marathon Oil, Sr. Unscd. Notes	5.90	3/15/18	500,000		543,446
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/37	550,000		565,127
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/44	500,000		455,155
Nabors Industries, Gtd. Notes	2.35	9/15/16	450,000		447,885
Nexen Energy, Gtd. Notes	5.88	3/10/35	125,000		141,153
Noble Energy, Sr. Unscd. Notes	4.15	12/15/21	539,000		545,858
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	1,000,000	[c]	953,661
Noble Holding International, Gtd. Notes	3.95	3/15/22	1,000,000		750,664
Occidental Petroleum, Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000		1,826,028
ONEOK Partners, Gtd. Notes	6.15	10/1/16	545,000		561,748
ONEOK Partners, Gtd. Notes	5.00	9/15/23	500,000		478,754
ONEOK Partners, Gtd. Notes	6.85	10/15/37	60,000		55,799
Phillips 66, Gtd. Notes	2.95	5/1/17	590,000		603,547
Phillips 66, Gtd. Notes	4.88	11/15/44	202,000		201,564
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	1,000,000		996,093
Plains All American Pipeline, Sr. Unscd. Notes	6.13	1/15/17	525,000		549,416
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/23	750,000		719,921
Pride International, Gtd. Notes	6.88	8/15/20	1,000,000	[c]	985,889
Regency Energy Partners, Gtd. Notes	4.50	11/1/23	750,000		689,486
Shell International Finance, Gtd. Notes	4.30	9/22/19	1,600,000		1,737,629
Shell International Finance, Gtd. Notes	3.25	5/11/25	560,000		560,306
Shell International Finance, Gtd. Notes	4.13	5/11/35	260,000		260,674
Shell International Finance, Gtd. Notes	6.38	12/15/38	500,000		634,040
Shell International Finance, Gtd. Notes	4.38	5/11/45	620,000		622,989
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	500,000	[c]	436,982
Spectra Energy Capital, Gtd. Notes	8.00	10/1/19	225,000		258,841
Spectra Energy Partners, Sr. Unscd. Notes	5.95	9/25/43	400,000		415,652

17

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Energy - 2.6% (continued)
Statoil, Gtd. Notes	5.25	4/15/19	1,600,000	1,775,483
Statoil, Gtd. Notes	2.65	1/15/24	1,000,000	964,359
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/38	950,000	1,148,021
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	200,000	177,020
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/43	200,000	152,096
Talisman Energy, Sr. Unscd. Notes	6.25	2/1/38	200,000	158,414
Tennessee Gas Pipeline, Gtd. Debs.	7.00	10/15/28	390,000	431,198
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/37	70,000	73,100
Total Capital, Gtd. Notes	2.13	8/10/18	1,500,000	1,526,716
Total Capital, Gtd. Notes	4.45	6/24/20	1,400,000	1,539,227
Total Capital International, Gtd. Notes	2.75	6/19/21	500,000	507,484
Total Capital International, Gtd. Notes	3.75	4/10/24	340,000	356,122
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/23	500,000	501,072
TransCanada Pipelines, Sr. Unscd. Notes	5.85	3/15/36	200,000	216,595
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/37	75,000	84,694
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/39	660,000	867,621
Valero Energy, Gtd. Notes	7.50	4/15/32	170,000	203,823
Valero Energy, Sr. Unscd. Notes	6.63	6/15/37	615,000	682,323
Weatherford International, Gtd. Notes	6.75	9/15/40	1,000,000	709,375
Williams Companies, Sr. Unscd. Notes	4.55	6/24/24	500,000	419,186
Williams Partners, Sr. Unscd. Notes	4.13	11/15/20	1,000,000	999,246
Williams Partners, Sr. Unscd. Notes	4.00	9/15/25	100,000	85,269
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	800,000	712,272
XTO Energy, Gtd. Notes	6.75	8/1/37	625,000	870,281
				65,672,205
Financials - 8.6%
Abbey National Treasury Service, Gtd. Notes	3.05	8/23/18	800,000	826,904
Abbey National Treasury Service, Gtd. Notes	2.38	3/16/20	750,000	751,693
Ace Ina Holdings, Gtd. Notes	3.35	5/15/24	250,000	252,558

18

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	217,533		227,681
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/25	500,000		480,937
Aflac, Sr. Unscd. Notes	3.63	6/15/23	600,000		613,503
Air Lease, Sr. Unscd. Notes	2.13	1/15/18	500,000		495,250
Air Lease, Sr. Unscd. Notes	3.38	1/15/19	350,000	[c]	357,875
Air Lease, Sr. Unscd. Notes	3.75	2/1/22	100,000		99,111
Alexandria Real Estate Equities, Gtd. Notes	2.75	1/15/20	500,000		496,186
Allstate, Sub. Debs.	5.75	8/15/53	300,000	[a]	312,938
American Express, Sr. Unscd. Notes	6.15	8/28/17	700,000		756,974
American Express, Sr. Unscd. Notes	7.00	3/19/18	500,000		561,615
American Express, Sr. Unscd. Notes	1.55	5/22/18	1,750,000		1,744,645
American Express, Sub. Notes	3.63	12/5/24	500,000		500,905
American Express Credit, Sr. Unscd. Notes	1.55	9/22/17	500,000		500,978
American Express Credit, Sr. Unscd. Notes	2.25	8/15/19	750,000		753,441
American Honda Finance, Sr. Unscd. Bonds	2.15	3/13/20	750,000		744,912
American International Group, Sr. Unscd. Notes	4.88	6/1/22	1,400,000		1,559,135
American International Group, Sr. Unscd. Notes	6.25	5/1/36	750,000		902,551
American International Group, Sr. Unscd. Notes	4.80	7/10/45	480,000		497,100
American Tower, Sr. Unscd. Notes	4.50	1/15/18	500,000		525,191
American Tower, Sr. Unscd. Notes	3.40	2/15/19	580,000		599,929
AON, Gtd. Notes	4.60	6/14/44	1,000,000		966,297
Australia & New Zealand Banking Group of New York, Sr. Unscd. Bonds	1.25	6/13/17	1,000,000		1,000,364
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/23	750,000		787,068
AXA, Sub. Bonds	8.60	12/15/30	165,000		226,773
Bank of America, Sr. Unscd. Notes	1.13	11/14/16	250,000		250,642
Bank of America, Sr. Unscd. Notes	1.25	2/14/17	1,500,000		1,503,928
Bank of America, Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,804,437

19

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 8.6% (continued)
Bank of America, Sr. Unscd. Notes	5.65	5/1/18	965,000		1,050,430
Bank of America, Sr. Unscd. Notes	1.95	5/12/18	1,000,000		1,003,578
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	800,000		902,082
Bank of America, Sr. Unscd. Notes	3.30	1/11/23	1,000,000		998,689
Bank of America, Sr. Unscd. Notes	4.13	1/22/24	1,000,000		1,043,157
Bank of America, Sr. Unscd. Notes	5.00	1/21/44	500,000		532,461
Bank of America, Sr. Unscd. Notes, Ser. L	1.35	11/21/16	250,000		250,284
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	400,000		405,028
Bank of America, Sub. Notes	4.20	8/26/24	800,000		805,858
Bank of America, Sub. Notes	3.95	4/21/25	900,000		887,308
Bank of America, Sub. Notes	4.75	4/21/45	500,000		489,983
Bank of Montreal, Sr. Unscd. Notes	2.50	1/11/17	1,000,000		1,017,775
Bank of Nova Scotia, Sr. Unscd. Notes	1.10	12/13/16	750,000		751,741
Bank of Nova Scotia, Sr. Unscd. Notes	1.30	7/21/17	1,000,000		999,553
Barclays, Sr. Unscd. Notes	3.65	3/16/25	750,000		727,219
Barclays Bank, Sr. Unscd. Notes	6.75	5/22/19	1,300,000		1,501,217
BB&T, Sr. Unscd. Notes	2.45	1/15/20	1,000,000		1,007,705
BB&T, Sub. Notes	4.90	6/30/17	150,000		157,810
Bear Stearns, Sr. Unscd. Notes	7.25	2/1/18	1,770,000		1,980,678
Bear Stearns, Sub. Notes	5.55	1/22/17	500,000		524,034
Berkshire Hathaway, Sr. Unscd. Notes	2.10	8/14/19	1,000,000		1,014,544
Berkshire Hathaway Finance, Gtd. Notes	5.75	1/15/40	675,000		807,342
Blackrock, Sr. Unscd. Notes	3.50	3/18/24	500,000		513,545
Blackrock, Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000		557,966
BNP Paribas, Gtd. Notes	5.00	1/15/21	1,400,000		1,568,435
Boston Properties, Sr. Unscd. Bonds	5.63	11/15/20	1,000,000		1,129,174
BPCE, Gtd. Notes	2.50	7/15/19	1,000,000		1,011,442
BPCE, Gtd. Notes	4.00	4/15/24	200,000	[c]	208,634

20

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Branch Banking & Trust, Sr. Unscd. Notes	1.35	10/1/17	500,000		500,042
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/25	500,000		495,560
Capital One Bank USA, Sr. Unscd. Notes	1.15	11/21/16	500,000		498,793
Capital One Bank USA, Sr. Unscd. Notes	1.20	2/13/17	750,000		746,162
Capital One Financial, Sr. Unscd. Notes	2.45	4/24/19	1,000,000		1,001,735
Capital One Financial, Sr. Unscd. Notes	4.75	7/15/21	730,000		801,679
CBL & Associates, Gtd. Notes	5.25	12/1/23	200,000		205,164
Chubb, Sr. Unscd. Notes	6.00	5/11/37	540,000		670,184
Citigroup, Sr. Unscd. Bonds	1.30	11/15/16	400,000		400,942
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,135,000		2,322,906
Citigroup, Sr. Unscd. Notes	2.15	7/30/18	940,000		944,173
Citigroup, Sr. Unscd. Notes	8.50	5/22/19	760,000		918,268
Citigroup, Sr. Unscd. Notes	5.38	8/9/20	300,000		337,715
Citigroup, Sr. Unscd. Notes	2.65	10/26/20	1,000,000		998,756
Citigroup, Sr. Unscd. Notes	3.88	10/25/23	400,000		414,360
Citigroup, Sr. Unscd. Notes	3.75	6/16/24	1,000,000		1,021,955
Citigroup, Sr. Unscd. Notes	6.63	1/15/28	100,000		122,229
Citigroup, Sr. Unscd. Notes	4.95	11/7/43	1,000,000		1,061,348
Citigroup, Sub. Notes	4.05	7/30/22	1,750,000		1,799,870
Citigroup, Sub. Notes	5.50	9/13/25	500,000		549,143
Citizens Bank, Sr. Unscd. Notes	2.45	12/4/19	1,000,000		993,483
CME Group, Sr. Unscd. Notes	3.00	3/15/25	500,000		497,746
Comerica, Sub. Notes	3.80	7/22/26	1,000,000		993,482
Commonwealth Bank of Australia New York, Sr. Unscd. Bonds	1.40	9/8/17	500,000		500,717
Commonwealth Bank of Australia New York, Sr. Unscd. Notes	2.50	9/20/18	650,000		663,783
Credit Suisse, Sr. Unscd. Notes	4.38	8/5/20	1,000,000		1,088,839
Credit Suisse Group Fund, Gtd. Notes	4.88	5/15/45	280,000	[b]	281,170

21

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Credit Suisse New York, Sr. Unscd. Notes	3.63	9/9/24	500,000	504,266
Credit Suisse New York, Sub. Notes	6.00	2/15/18	1,000,000	1,083,352
DDR, Sr. Unscd. Notes	3.38	5/15/23	1,000,000	953,476
Deutsche Bank, Sub. Notes	4.50	4/1/25	1,000,000	973,504
Deutsche Bank London, Sr. Unscd. Notes	6.00	9/1/17	845,000	908,261
Deutsche Bank London, Sr. Unscd. Notes	2.50	2/13/19	750,000	756,129
Discover Bank, Sr. Unscd. Bonds	2.00	2/21/18	500,000	496,530
Discover Bank, Sr. Unscd. Notes	4.25	3/13/26	800,000	810,892
ERP Operating, Sr. Unscd. Notes	2.38	7/1/19	1,000,000	1,008,816
Federal Realty Investment, Sr. Unscd. Notes	4.50	12/1/44	750,000	746,287
Fidelity National Information Services, Gtd. Notes	2.00	4/15/18	500,000	493,004
Fidelity National Information Services, Sr. Unscd. Notes	3.63	10/15/20	450,000	458,508
Fidelity National Information Services, Sr. Unscd. Notes	5.00	10/15/25	350,000	362,565
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/22	1,000,000	1,019,920
First American Financial, Sr. Unscd. Notes	4.60	11/15/24	500,000	510,481
First Republic Bank, Sr. Unscd. Bonds	2.38	6/17/19	500,000	499,490
First Tennessee Bank, Sr. Unscd. Notes	2.95	12/1/19	500,000	501,874
Fiserv, Gtd. Notes	4.63	10/1/20	400,000	431,433
Ford Motor Credit, Sr. Unscd. Notes	2.38	1/16/18	500,000	502,891
Ford Motor Credit, Sr. Unscd. Notes	2.24	6/15/18	1,070,000	1,067,155
Ford Motor Credit, Sr. Unscd. Notes	8.13	1/15/20	971,000	1,164,065
Ford Motor Credit, Sr. Unscd. Notes	4.38	8/6/23	1,250,000	1,321,950
General Electric Capital, Gtd. Bonds	5.63	9/15/17	1,000,000	1,079,659
General Electric Capital, Gtd. Bonds	2.20	1/9/20	500,000	505,244
General Electric Capital, Gtd. Notes	2.30	4/27/17	1,000,000	1,018,845
General Electric Capital, Gtd. Notes	1.25	5/15/17	1,225,000	1,229,774
General Electric Capital, Gtd. Notes	5.63	5/1/18	1,335,000	1,467,449
General Electric Capital, Gtd. Notes	5.55	5/4/20	500,000	570,900

22

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
General Electric Capital, Gtd. Notes	4.65	10/17/21	1,400,000	1,563,261
General Electric Capital, Gtd. Notes	3.10	1/9/23	1,000,000	1,013,203
General Electric Capital, Gtd. Notes	5.88	1/14/38	1,000,000	1,236,670
General Electric Capital, Gtd. Notes, Ser. A	6.75	3/15/32	2,000,000	2,627,116
General Motors Financial, Gtd. Notes	2.40	4/10/18	910,000	901,688
General Motors Financial, Gtd. Notes	3.20	7/13/20	500,000	496,577
General Motors Financial, Gtd. Notes	4.38	9/25/21	500,000	519,415
General Motors Financial, Gtd. Notes	4.30	7/13/25	500,000	509,824
Goldman Sachs Group, Sr. Unscd. Notes	6.25	9/1/17	190,000	206,271
Goldman Sachs Group, Sr. Unscd. Notes	5.95	1/18/18	1,000,000	1,091,515
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	680,000	748,806
Goldman Sachs Group, Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,166,001
Goldman Sachs Group, Sr. Unscd. Notes	2.55	10/23/19	1,000,000	1,007,968
Goldman Sachs Group, Sr. Unscd. Notes	5.38	3/15/20	1,000,000	1,117,600
Goldman Sachs Group, Sr. Unscd. Notes	2.60	4/23/20	500,000	502,361
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	500,000	502,510
Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/23	1,000,000	1,022,053
Goldman Sachs Group, Sr. Unscd. Notes	3.75	5/22/25	1,000,000	1,008,438
Goldman Sachs Group, Sr. Unscd. Notes	6.13	2/15/33	475,000	571,805
Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/41	1,000,000	1,212,367
Goldman Sachs Group, Sub. Notes	4.25	10/21/25	130,000	130,211
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	1,500,000	1,813,264
Goldman Sachs Group, Sub. Notes	5.15	5/22/45	750,000	755,692
HCP, Sr. Unscd. Notes	4.25	11/15/23	400,000	402,401
HCP, Sr. Unscd. Notes	4.20	3/1/24	750,000	752,298
Health Care REIT, Sr. Unscd. Notes	4.95	1/15/21	600,000	650,431
Host Hotels & Resorts, Sr. Unscd. Notes	6.00	10/1/21	500,000	558,524
HSBC Holdings, Sr. Unscd. Notes	5.10	4/5/21	1,500,000	1,678,261

23

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
HSBC Holdings, Sub. Notes	4.25	3/14/24	500,000	505,753
HSBC Holdings, Sub. Notes	6.50	5/2/36	1,350,000	1,634,823
HSBC Holdings, Sub. Notes	6.50	9/15/37	555,000	678,021
Industrial & Commercial Bank of China, Sr. Unscd. Notes	2.35	11/13/17	500,000	504,005
Intercontinental Exchange Group, Gtd. Notes	4.00	10/15/23	350,000	362,205
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/24	400,000	435,649
Invesco Finance, Gtd. Notes	4.00	1/30/24	250,000	261,267
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/27	35,000	36,649
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/23	500,000	501,149
John Deere Capital, Sr. Unscd. Notes	1.13	6/12/17	115,000	115,046
John Deere Capital, Sr. Unscd. Notes	1.55	12/15/17	750,000	754,522
John Deere Capital, Sr. Unscd. Notes	1.35	1/16/18	400,000	399,975
John Deere Capital, Sr. Unscd. Notes	3.15	10/15/21	1,900,000	1,954,361
JPMorgan Chase & Co., Sr. Unscd. Notes	6.00	1/15/18	500,000	545,822
JPMorgan Chase & Co., Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,706,106
JPMorgan Chase & Co., Sr. Unscd. Notes	4.25	10/15/20	500,000	535,875
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/23	1,000,000	998,123
JPMorgan Chase & Co., Sr. Unscd. Notes	3.13	1/23/25	1,500,000	1,458,973
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	7/15/25	750,000	768,895
JPMorgan Chase & Co., Sr. Unscd. Notes	6.40	5/15/38	650,000	825,231
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	2/1/44	1,150,000	1,228,102
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/24	1,000,000	1,000,793
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/26	500,000	504,361
JPMorgan Chase Bank, Sub. Notes	6.00	10/1/17	150,000	162,383
KeyBank, Sr. Unscd. Notes	3.30	6/1/25	400,000	397,599
KeyBank, Sub. Notes	6.95	2/1/28	100,000	126,583
Kimco Realty, Sr. Unscd. Notes	3.20	5/1/21	250,000	252,122
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/23	250,000	242,677

24

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 8.6% (continued)
Lazard Group, Sr. Unscd. Notes	4.25	11/14/20	250,000		261,818
Legg Mason, Sr. Unscd. Notes	5.63	1/15/44	400,000		416,826
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	500,000		500,885
Lincoln National, Sr. Unscd. Notes	6.15	4/7/36	575,000		674,083
Lloyds Bank, Gtd. Notes	1.75	3/16/18	500,000		501,477
Lloyds Bank, Gtd. Notes	2.35	9/5/19	500,000		501,401
Lloyds Bank, Gtd. Notes	2.40	3/17/20	500,000		500,285
Loews, Sr. Unscd. Notes	2.63	5/15/23	250,000		239,256
Manufacturers & Traders Trust Co., Sr. Unscd. Notes	2.10	2/6/20	500,000		494,846
Marsh & McLennan Cos., Sr. Unscd. Notes	2.35	3/6/20	500,000		502,128
Marsh & McLennan Cos., Sr. Unscd. Notes	5.88	8/1/33	275,000		321,502
Mastercard, Sr. Unscd. Notes	2.00	4/1/19	500,000		504,626
McGraw Hill Financial, Gtd. Notes	4.40	2/15/26	230,000	[b]	235,885
Merrill Lynch & Co., Sr. Unscd. Notes	6.88	4/25/18	2,640,000		2,948,355
Merrill Lynch & Co., Sr. Unscd. Notes	6.88	11/15/18	150,000		170,739
MetLife, Sr. Unscd. Debs.	1.90	12/15/17	1,000,000		1,004,264
MetLife, Sr. Unscd. Notes	3.60	4/10/24	250,000		257,294
MetLife, Sr. Unscd. Notes	6.38	6/15/34	700,000		876,859
MetLife, Sr. Unscd. Notes	4.05	3/1/45	750,000		711,717
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/23	400,000		407,154
Morgan Stanley, Sr. Unscd. Notes	5.75	10/18/16	875,000		914,844
Morgan Stanley, Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,152,442
Morgan Stanley, Sr. Unscd. Notes	6.63	4/1/18	1,200,000		1,333,488
Morgan Stanley, Sr. Unscd. Notes	2.13	4/25/18	1,000,000		1,008,390
Morgan Stanley, Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,516,833
Morgan Stanley, Sr. Unscd. Notes	5.50	1/26/20	1,000,000		1,115,626
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	500,000		515,969
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/25	500,000		514,794

25

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/32	300,000	395,946
Morgan Stanley, Sr. Unscd. Notes	6.38	7/24/42	700,000	881,914
Morgan Stanley, Sub. Notes	4.10	5/22/23	1,000,000	1,017,751
Morgan Stanley, Sub. Notes	3.95	4/23/27	1,000,000	974,924
MUFG Americas Holdings Corp., Sr. Unscd. Notes	1.63	2/9/18	500,000	499,169
MUFG Union Bank, Sr. Unscd. Notes	2.63	9/26/18	500,000	508,749
Nasdaq, Sr. Unscd. Notes	4.25	6/1/24	500,000	508,904
National Australia Bank, Sr. Unscd. Notes	2.63	7/23/20	260,000	263,214
National City, Sub. Notes	6.88	5/15/19	600,000	688,759
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	500,000	500,239
National Rural Utilities Cooperative Finance, Coll. Trust Bonds	5.45	2/1/18	1,100,000	1,190,411
Nomura Holdings, Sr. Unscd. Notes	6.70	3/4/20	700,000	815,884
Northern Trust, Sub. Notes	3.95	10/30/25	846,000	887,356
OeKB, Gov't Gtd. Notes	1.63	3/12/19	500,000	504,411
OeKB, Gov't Gtd. Notes	1.50	10/21/20	1,280,000	1,262,228
Omega Healthcare Investors, Gtd. Notes	4.50	1/15/25	300,000	294,082
PartnerRe Finance, Gtd. Notes	5.50	6/1/20	159,000	175,882
PNC Bank, Sr. Unscd. Notes	2.60	7/21/20	1,000,000	1,011,589
PNC Bank, Sub. Notes	3.80	7/25/23	1,000,000	1,036,068
Principal Financial Group, Gtd. Notes	6.05	10/15/36	225,000	261,978
ProAssurance, Sr. Unscd. Notes	5.30	11/15/23	350,000	375,129
Progressive, Sr. Unscd. Notes	6.63	3/1/29	100,000	129,040
Progressive, Sr. Unscd. Notes	4.35	4/25/44	500,000	506,306
ProLogis, Gtd. Notes	6.88	3/15/20	505,000	582,882
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/44	1,250,000	1,274,176
Rabobank Nederland, Gtd. Notes	3.38	1/19/17	2,250,000	2,310,615
Rabobank Nederland, Gtd. Notes	3.95	11/9/22	1,000,000	1,012,558

26

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Rabobank Nederland, Gtd. Notes	5.25	5/24/41	500,000	567,745
Realty Income, Sr. Unscd. Notes	2.00	1/31/18	200,000	201,040
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000	497,597
Regency Centers, Gtd. Notes	5.88	6/15/17	200,000	212,499
Regions Financial, Sr. Unscd. Notes	2.00	5/15/18	585,000	584,914
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/23	350,000	373,759
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	500,000	500,560
Royal Bank of Canada, Sr. Unscd. Bonds	2.15	3/6/20	750,000	748,355
Royal Bank of Canada, Sr. Unscd. Notes	1.20	1/23/17	110,000	110,352
Royal Bank of Canada, Sr. Unscd. Notes	1.40	10/13/17	1,000,000	999,017
Royal Bank of Canada, Sr. Unscd. Notes	1.80	7/30/18	250,000	250,769
Royal Bank of Scotland, Gtd. Notes	6.13	1/11/21	1,000,000	1,159,243
Santander Bank, Sr. Unscd. Notes	2.00	1/12/18	500,000	498,131
Santander UK Group Holdings, Sr. Unscd. Notes	2.88	10/16/20	1,000,000	1,001,470
Simon Property Group, Sr. Unscd. Notes	2.20	2/1/19	500,000	504,778
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/40	500,000	665,075
State Street, Sr. Unscd. Notes	2.55	8/18/20	310,000	313,402
State Street, Sr. Unscd. Notes	3.70	11/20/23	250,000	261,279
State Street, Sr. Unscd. Notes	3.55	8/18/25	290,000	298,109
State Street Bank & Trust, Sub. Notes	5.25	10/15/18	200,000	220,435
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/23	290,000	287,529
Sumitomo Mitsui Banking, Gtd. Notes	1.35	7/11/17	500,000	497,750
Sumitomo Mitsui Banking, Gtd. Notes	1.50	1/18/18	390,000	388,102
Sumitomo Mitsui Banking, Gtd. Notes	3.40	7/11/24	500,000	500,140
SunTrust Bank, Sr. Unscd. Notes	2.75	5/1/23	500,000	482,568
SunTrust Banks, Sr. Unscd. Notes	2.35	11/1/18	500,000	503,233
Svenska Handelsbanken, Gtd. Notes	2.25	6/17/19	1,000,000	1,007,916
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/24	1,000,000	1,005,461

27

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Tanger Properties, Sr. Unscd. Notes	3.75	12/1/24	500,000		495,732
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/22	500,000		498,452
Toronto-Dominion Bank, Sr. Unscd. Bonds	2.63	9/10/18	750,000		770,797
Toronto-Dominion Bank, Sr. Unscd. Notes	1.63	3/13/18	1,000,000		1,003,304
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	500,000		501,304
Toyota Motor Credit, Sr. Unscd. Notes	1.45	1/12/18	500,000	[c]	501,053
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/23	1,000,000		987,377
Travelers Cos., Sr. Unscd. Notes	5.90	6/2/19	500,000		569,671
Travelers Cos., Sr. Unscd. Notes	3.90	11/1/20	1,000,000		1,073,481
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/22	1,400,000		1,426,526
U.S. Bank, Sr. Unscd. Notes	1.10	1/30/17	1,000,000		1,002,477
UBS AG Stamford, Sr. Unscd. Notes	1.38	8/14/17	500,000		499,139
UBS AG/Stamford, Sr. Unscd. Notes	5.88	12/20/17	442,000		479,244
UBS AG/Stamford, Sr. Unscd. Notes	5.75	4/25/18	320,000		349,324
UBS AG/Stamford, Sr. Unscd. Notes	4.88	8/4/20	293,000		325,957
Unilever Capital, Gtd. Notes	2.20	3/6/19	500,000		508,919
Unilever Capital, Gtd. Notes	5.90	11/15/32	250,000		324,308
Ventas Realty, Gtd. Notes	2.70	4/1/20	1,000,000		992,765
Voya Financial, Gtd. Notes	5.50	7/15/22	750,000		850,386
Wachovia, Sr. Unscd. Debs.	5.75	6/15/17	1,850,000		1,980,029
Wachovia, Sr. Unscd. Notes	5.75	2/1/18	1,100,000		1,199,273
Weingarten Realty Investors, Sr. Unscd. Notes	3.38	10/15/22	250,000		245,145
Wells Fargo & Co., Sr. Unscd. Notes	1.15	6/2/17	950,000		950,917
Wells Fargo & Co., Sr. Unscd. Notes	5.63	12/11/17	840,000		912,060
Wells Fargo & Co., Sr. Unscd. Notes	1.50	1/16/18	500,000		501,966
Wells Fargo & Co., Sr. Unscd. Notes	2.15	1/15/19	1,250,000		1,263,190
Wells Fargo & Co., Sr. Unscd. Notes	3.00	2/19/25	980,000		948,612
Wells Fargo & Co., Sub. Notes	4.10	6/3/26	500,000		510,191

28

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 8.6% (continued)
Wells Fargo & Co., Sub. Notes	5.38	11/2/43	500,000		548,841
Wells Fargo & Co., Sub. Notes	4.65	11/4/44	1,000,000		989,739
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/23	500,000		501,934
Westpac Banking, Sr. Unscd. Notes	4.88	11/19/19	700,000		772,786
Westpac Banking, Sub. Bonds	4.63	6/1/18	500,000		531,335
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/32	500,000		625,988
XLIT, Gtd. Notes	6.38	11/15/24	1,400,000		1,659,449
				214,806,567
Foreign/Governmental - 4.6%
African Development Bank, Sr. Unscd. Notes	1.38	2/12/20	500,000		496,695
African Development Bank, Sr. Unscd. Notes	2.38	9/23/21	1,000,000		1,026,524
AID-Israel, Gtd. Bonds	5.50	9/18/23	450,000		546,405
Asian Development Bank, Sr. Unscd. Bonds	2.13	3/19/25	500,000		493,053
Asian Development Bank, Sr. Unscd. Notes	1.88	10/23/18	1,750,000		1,786,535
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/25	1,000,000		975,461
Brazilian Government, Sr. Unscd. Bonds	8.88	4/15/24	250,000		300,000
Brazilian Government, Sr. Unscd. Bonds	5.63	1/7/41	650,000		534,625
Brazilian Government, Sr. Unscd. Notes	5.88	1/15/19	1,000,000	[c]	1,068,500
Brazilian Government, Sr. Unscd. Notes	4.25	1/7/25	1,000,000	[c]	887,500
Brazilian Government, Unscd. Bonds	10.13	5/15/27	500,000		656,875
Canadian Government, Sr. Unscd. Bonds	1.63	2/27/19	1,000,000		1,012,361
Chilean Government, Sr. Unscd. Notes	3.13	3/27/25	1,000,000	[c]	1,010,000
Colombian Government, Sr. Unscd. Bonds	4.00	2/26/24	1,000,000		984,000
Colombian Government, Sr. Unscd. Bonds	8.13	5/21/24	500,000		619,500
Colombian Government, Sr. Unscd. Bonds	6.13	1/18/41	500,000		516,250
Colombian Government, Sr. Unscd. Bonds	5.00	6/15/45	500,000		446,250
Colombian Government, Sr. Unscd. Notes	7.38	3/18/19	1,500,000		1,719,750
Corporacion Andina de Fomento, Sr. Unscd. Notes	8.13	6/4/19	1,000,000		1,202,000
Council of Europe, Sr. Unscd. Notes	1.50	6/19/17	1,000,000		1,010,522

29

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Foreign/Governmental - 4.6% (continued)
Council of Europe, Sr. Unscd. Notes	1.75	11/14/19	500,000	505,450
European Bank for Reconstruction and Development, Sr. Unscd. Notes	1.00	2/16/17	2,000,000	2,010,880
European Bank for Reconstruction and Development, Sr. Unscd. Notes	1.75	6/14/19	500,000	506,651
European Investment Bank, Sr. Unscd. Bonds	5.13	5/30/17	2,700,000	2,881,348
European Investment Bank, Sr. Unscd. Bonds	1.00	8/17/17	2,000,000	2,004,376
European Investment Bank, Sr. Unscd. Bonds	2.88	9/15/20	2,000,000	2,109,522
European Investment Bank, Sr. Unscd. Notes	1.75	3/15/17	1,250,000	1,267,474
European Investment Bank, Sr. Unscd. Notes	1.00	12/15/17	1,000,000	1,000,278
European Investment Bank, Sr. Unscd. Notes	1.25	5/15/18	750,000	752,666
European Investment Bank, Sr. Unscd. Notes	1.88	3/15/19	1,000,000	1,017,732
European Investment Bank, Sr. Unscd. Notes	1.75	6/17/19	1,500,000	1,517,863
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/25	1,000,000	964,271
Export Development Canada, Sr. Unscd. Bonds	1.75	8/19/19	400,000	405,478
Export Development Canada, Sr. Unscd. Notes	0.63	12/15/16	500,000	499,936
Export-Import Bank of Korea, Sr. Unscd. Bonds	2.88	9/17/18	1,000,000	1,025,904
Export-Import Bank of Korea, Sr. Unscd. Notes	4.00	1/14/24	1,500,000	1,605,472
Finnish Government, Sr. Unscd. Bonds	6.95	2/15/26	25,000	33,881
FMS Wertmanagement, Gov't Gtd. Notes	1.75	3/17/20	750,000	755,355
Inter-American Development Bank, Notes	0.88	11/15/16	1,000,000	1,003,265
Inter-American Development Bank, Sr. Unscd. Notes	0.88	3/15/18	500,000	498,695
Inter-American Development Bank, Sr. Unscd. Notes	1.75	10/15/19	1,000,000	1,013,567
Inter-American Development Bank, Sr. Unsub. Notes	3.88	9/17/19	2,000,000	2,180,980
Inter-American Development Bank, Unscd. Notes	4.25	9/10/18	540,000	586,667
International Bank for Reconstruction and Development, Sr. Unscd. Notes	0.63	5/2/17	1,500,000	1,494,631
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.13	7/18/17	500,000	503,610

30

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Foreign/Governmental - 4.6% (continued)
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.00	11/15/17	2,540,000	2,547,744
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.38	4/10/18	500,000	504,988
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.00	10/5/18	730,000	726,534
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	3/15/19	500,000	509,911
International Bank for Reconstruction and Development, Sr. Unscd. Notes	1.88	10/7/22	350,000	346,498
International Bank for Reconstruction and Development, Sr. Unscd. Notes	2.50	7/29/25	1,000,000	1,019,111
International Bank for Reconstruction and Development, Sr. Unsub. Bonds	7.63	1/19/23	700,000	958,446
International Finance, Sr. Unscd. Notes	0.63	11/15/16	500,000	499,757
International Finance, Sr. Unscd. Notes	2.13	11/17/17	2,100,000	2,149,988
Italian Government, Sr. Unscd. Notes	5.38	6/12/17	1,450,000	1,536,005
KFW, Gov't Gtd. Bonds	4.50	7/16/18	3,600,000	3,915,677
KFW, Gov't Gtd. Bonds	4.00	1/27/20	2,500,000	2,749,410
KFW, Gov't Gtd. Bonds	2.50	11/20/24	500,000	509,121
KFW, Gov't Gtd. Notes	4.88	1/17/17	1,240,000	1,301,784
KFW, Gov't Gtd. Notes	0.75	3/17/17	1,500,000	1,499,670
KFW, Gov't Gtd. Notes	1.00	1/26/18	500,000	499,897
KFW, Gov't Gtd. Notes	1.13	11/16/18	1,000,000	996,486
KFW, Gov't Gtd. Notes	4.88	6/17/19	1,000,000	1,120,452
KFW, Gov't Gtd. Notes	1.75	10/15/19	1,000,000	1,009,285
KFW, Gov't Gtd. Notes	2.00	5/2/25	1,100,000	1,069,574
Korea Development Bank, Sr. Unscd. Notes	3.88	5/4/17	1,250,000	1,291,297
Korea Finance, Sr. Unscd. Notes	2.88	8/22/18	500,000	512,785
Landwirtschaftliche Rentenbank, Gov't Gtd. Bonds	5.13	2/1/17	950,000	1,001,167
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	1.88	9/17/18	1,000,000	1,019,292

31

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Foreign/Governmental - 4.6% (continued)
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/25	500,000		501,003
Mexican Government, Sr. Unscd. Notes	5.95	3/19/19	950,000		1,069,462
Mexican Government, Sr. Unscd. Notes	3.63	3/15/22	500,000		513,250
Mexican Government, Sr. Unscd. Notes	3.60	1/30/25	250,000		249,375
Mexican Government, Sr. Unscd. Notes	6.75	9/27/34	1,340,000		1,654,900
Mexican Government, Sr. Unscd. Notes	5.55	1/21/45	850,000		904,187
Mexican Government, Sr. Unscd. Notes	4.60	1/23/46	1,000,000		931,250
Nordic Investment Bank, Sr. Unscd. Notes	1.13	3/19/18	750,000		752,356
Panamanian Government, Sr. Unscd. Bonds	5.20	1/30/20	200,000		219,500
Panamanian Government, Sr. Unscd. Bonds	3.75	3/16/25	500,000		496,250
Panamanian Government, Sr. Unscd. Bonds	6.70	1/26/36	700,000		869,750
Peruvian Government, Sr. Unscd. Bonds	7.35	7/21/25	1,000,000		1,292,500
Peruvian Government, Sr. Unscd. Bonds	6.55	3/14/37	370,000		448,625
Petroleos Mexicanos, Gtd. Bonds	6.63	6/15/35	1,000,000		988,750
Petroleos Mexicanos, Gtd. Bonds	5.50	6/27/44	500,000		428,600
Petroleos Mexicanos, Gtd. Notes	6.00	3/5/20	500,000		544,220
Petroleos Mexicanos, Gtd. Notes	4.88	1/18/24	1,000,000		1,001,700
Petroleos Mexicanos, Gtd. Notes	5.50	6/27/44	1,000,000	[b]	857,200
Petroleos Mexicanos, Gtd. Notes	5.63	1/23/46	750,000	[b]	649,537
Philippine Government, Sr. Unscd. Bonds	6.50	1/20/20	400,000		474,124
Philippine Government, Sr. Unscd. Bonds	10.63	3/16/25	800,000		1,281,939
Philippine Government, Sr. Unscd. Bonds	9.50	2/2/30	800,000		1,293,344
Philippine Government, Sr. Unscd. Bonds	5.00	1/13/37	500,000		598,125
Polish Government, Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,685,509
Polish Government, Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,580,390
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/26	925,000		1,215,628
Province of Manitoba Canada, Unscd. Debs.	8.88	9/15/21	450,000		601,573
Province of Manitoba Canada, Unscd. Debs., Ser. CB	8.80	1/15/20	10,000		12,608

32

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Foreign/Governmental - 4.6% (continued)
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,488,467
Province of Ontario Canada, Sr. Unscd. Notes	4.95	11/28/16	1,000,000		1,044,944
Province of Quebec Canada, Bonds, Ser. NJ	7.50	7/15/23	200,000		265,405
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/29	550,000		806,371
Province of Quebec Canada, Unscd. Notes	5.13	11/14/16	725,000		757,542
Republic of Korea, Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,176,630
República Orient Uruguay, Sr. Unscd. Notes	4.38	10/27/27	1,000,000		997,500
South African Government, Sr. Unscd. Notes	6.88	5/27/19	1,100,000		1,228,810
South African Government, Sr. Unscd. Notes	4.67	1/17/24	1,000,000	[c]	1,012,500
Swedish Export Credit, Sr. Unscd. Notes	1.88	6/17/19	400,000		405,481
Turkish Government, Sr. Unscd. Bonds	4.25	4/14/26	1,450,000	[c]	1,395,610
Turkish Government, Sr. Unscd. Notes	7.00	3/11/19	500,000		558,937
Turkish Government, Sr. Unscd. Notes	3.25	3/23/23	800,000		745,368
Turkish Government, Sr. Unscd. Notes	8.00	2/14/34	600,000		769,620
Turkish Government, Sr. Unscd. Notes	4.88	4/16/43	1,000,000		902,800
Turkish Government, Unscd. Notes	6.63	2/17/45	900,000		1,037,025
Uruguayan Government, Sr. Unscd. Bonds	7.63	3/21/36	300,000		381,000
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/24	750,000	[c]	781,875
				114,605,177
Health Care - 2.4%
Abbott Laboratories, Sr. Unscd. Notes	4.13	5/27/20	500,000		543,092
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	1,140,000		1,141,617
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	1,500,000		1,453,856
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	170,000		167,449
AbbVie, Sr. Unscd. Notes	4.40	11/6/42	1,000,000		913,710
Actavis Funding, Gtd. Notes	1.85	3/1/17	750,000		752,781
Actavis Funding, Gtd. Notes	3.00	3/12/20	795,000		799,680
Actavis Funding, Gtd. Notes	3.45	3/15/22	750,000		746,215
Actavis Funding, Gtd. Notes	4.85	6/15/44	500,000		482,432

33

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Health Care - 2.4% (continued)
Actavis Funding, Gtd. Notes	4.75	3/15/45	750,000		720,009
Aetna, Sr. Unscd. Notes	3.95	9/1/20	1,000,000		1,063,909
Aetna, Sr. Unscd. Notes	6.63	6/15/36	300,000		369,587
Aetna, Sr. Unscd. Notes	4.75	3/15/44	500,000		519,097
AmerisourceBergen, Sr. Unscd. Notes	1.15	5/15/17	650,000		647,018
Amgen, Sr. Unscd. Notes	5.85	6/1/17	400,000		427,682
Amgen, Sr. Unscd. Notes	4.10	6/15/21	2,000,000		2,143,978
Amgen, Sr. Unscd. Notes	5.15	11/15/41	600,000		621,902
Amgen, Sr. Unscd. Notes	4.40	5/1/45	410,000		381,226
Anthem, Sr. Unscd. Notes	5.88	6/15/17	65,000		69,386
Anthem, Sr. Unscd. Notes	2.30	7/15/18	750,000		754,207
Anthem, Sr. Unscd. Notes	3.13	5/15/22	1,700,000		1,687,430
AstraZeneca, Sr. Unscd. Notes	6.45	9/15/37	520,000		681,320
Baxalta, Sr. Unscd. Notes	2.88	6/23/20	240,000	[b]	239,986
Becton Dickinson, Sr. Unscd. Notes	3.13	11/8/21	1,000,000		1,006,717
Becton Dickinson, Sr. Unscd. Notes	3.88	5/15/24	650,000		669,942
Biogen, Sr. Unscd. Notes	5.20	9/15/45	240,000		242,952
Boston Scientific, Sr. Unscd. Notes	6.00	1/15/20	950,000		1,065,045
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/22	750,000		731,134
Cardinal Health, Sr. Unscd. Notes	1.70	3/15/18	600,000		600,973
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/23	500,000		495,136
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/43	300,000		296,902
Celgene, Sr. Unscd. Notes	2.25	5/15/19	500,000		502,741
Celgene, Sr. Unscd. Notes	4.00	8/15/23	750,000		775,616
Celgene, Sr. Unscd. Notes	3.88	8/15/25	190,000		190,878
Celgene, Sr. Unscsd. Notes	5.00	8/15/45	450,000		453,324
Cigna, Sr. Unscd. Notes	4.50	3/15/21	1,150,000		1,236,832
Covidien International Finance, Gtd. Notes	6.00	10/15/17	590,000		642,692

34

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Health Care - 2.4% (continued)
Dignity Health, Scd. Bonds	2.64	11/1/19	1,000,000	1,012,683
Eli Lilly & Co., Sr. Unscd. Notes	5.55	3/15/37	750,000	903,748
Gilead Sciences, Sr. Unscd. Notes	3.05	12/1/16	1,500,000	1,536,847
Gilead Sciences, Sr. Unscd. Notes	4.50	4/1/21	1,000,000	1,096,135
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/35	190,000	193,268
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/44	500,000	505,954
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	500,000	507,001
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	740,000	818,231
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/23	628,000	627,648
GlaxoSmithKline Capital, Gtd. Notes	4.20	3/18/43	500,000	508,743
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/33	170,000	195,446
Johnson & Johnson, Sr. Unscd. Notes	5.95	8/15/37	470,000	608,594
Laboratory Corp of America Holdings, Sr. Unscd. Notes	4.00	11/1/23	750,000	761,254
McKesson, Sr. Unscd. Notes	4.75	3/1/21	500,000	546,688
McKesson, Sr. Unscd. Notes	4.88	3/15/44	500,000	509,030
Medco Health Solutions, Gtd. Notes	7.13	3/15/18	1,500,000	1,676,296
Medtronic, Gtd. Notes	3.50	3/15/25	1,050,000	1,076,480
Medtronic, Gtd. Notes	4.63	3/15/44	1,000,000	1,045,583
Medtronic, Gtd. Notes	4.63	3/15/45	1,000,000	1,053,845
Memorial Sloan-Kettering, Sr. Unscd. Notes	4.20	7/1/55	500,000	475,882
Merck & Co., Gtd. Notes	6.50	12/1/33	680,000	899,705
Merck & Co., Sr. Unscd. Notes	1.30	5/18/18	914,000	916,404
Merck & Co., Sr. Unscd. Notes	2.75	2/10/25	500,000	491,182
Merck & Co., Sr. Unscd. Notes	3.70	2/10/45	350,000	321,306
Merck Sharp & Dohme, Gtd. Debs.	6.40	3/1/28	150,000	190,267
Mylan, Gtd. Notes	1.35	11/29/16	300,000	297,586
Mylan, Gtd. Notes	5.40	11/29/43	300,000	291,876
Novartis Capital, Gtd. Notes	4.40	5/6/44	940,000	1,016,080

35

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Health Care - 2.4% (continued)
Perrigo, Gtd. Notes	1.30	11/8/16	500,000	494,693
Perrigo, Sr. Unscd. Notes	2.30	11/8/18	1,000,000	985,755
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	1,650,000	1,879,276
Pfizer, Sr. Unscd. Notes	2.10	5/15/19	1,000,000	1,006,244
Pfizer, Sr. Unscd. Notes	4.30	6/15/43	500,000	495,644
Pfizer, Sr. Unscd. Notes	4.40	5/15/44	500,000	502,634
Quest Diagnostics, Sr. Unscd. Notes	4.25	4/1/24	300,000	307,154
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/25	500,000	484,815
Sanofi, Sr. Unscd. Notes	4.00	3/29/21	900,000	972,716
St. Jude Medical, Sr. Unscd. Notes	3.25	4/15/23	500,000	494,930
Stryker, Sr. Unscd. Bonds	4.38	5/15/44	500,000	503,255
Teva Pharmaceutical Finance, Gtd. Notes	6.15	2/1/36	5,000	5,513
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	500,000	489,668
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/21	350,000	356,870
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/25	330,000	344,514
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/38	810,000	1,089,129
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/45	280,000	298,365
Wyeth, Gtd. Notes	6.50	2/1/34	200,000	251,845
Zimmer Holdings, Sr. Unscd. Notes	2.00	4/1/18	500,000	500,442
Zimmer Holdings, Sr. Unscd. Notes	3.55	4/1/25	500,000	492,973
Zimmer Holdings, Sr. Unscd. Notes	4.25	8/15/35	500,000	474,009
Zoetis, Sr. Unscd. Notes	1.88	2/1/18	500,000	497,930
				59,250,589
Industrials - 1.6%
3M, Sr. Unscd. Notes	5.70	3/15/37	750,000	935,230
Boeing, Sr. Unscd. Notes	6.00	3/15/19	1,500,000	1,705,203
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/25	100,000	126,887
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.95	8/15/30	100,000	140,646
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/37	650,000	776,459

36

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 1.6% (continued)
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/44	750,000		745,425
Canadian National Railway, Sr. Unscd. Notes	6.71	7/15/36	650,000		883,624
Canadian Pacific Railway, Sr. Unscd. Notes	4.50	1/15/22	1,000,000		1,077,976
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	9/15/2115	220,000		237,859
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/36	237,000		281,770
Caterpillar, Sr. Unscd. Notes	2.60	6/26/22	2,300,000		2,244,703
Caterpillar, Sr. Unscd. Notes	4.30	5/15/44	500,000		490,201
Corning, Sr. Unscd. Notes	3.70	11/15/23	400,000		408,288
CSX, Sr. Unscd. Notes	3.70	11/1/23	500,000		520,354
CSX, Sr. Unscd. Notes	4.75	5/30/42	250,000		253,890
CSX, Sr. Unscd. Notes	4.50	8/1/54	500,000		465,167
Eaton, Gtd. Notes	1.50	11/2/17	500,000		500,723
Eaton, Gtd. Notes	4.15	11/2/42	400,000		375,495
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/23	260,000		256,213
FedEx, Gtd. Notes	2.30	2/1/20	500,000		505,163
FedEx, Gtd. Notes	4.00	1/15/24	750,000		783,732
FedEx, Gtd. Notes	4.75	11/15/45	750,000		742,819
General Electric, Sr. Unscd. Notes	5.25	12/6/17	1,000,000		1,079,620
General Electric, Sr. Unscd. Notes	4.50	3/11/44	500,000		519,889
Harris, Sr. Unscd. Notes	5.05	4/27/45	700,000	[c]	688,354
Honeywell International, Sr. Unscd. Notes	5.30	3/15/17	1,000,000		1,058,548
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/42	500,000		483,500
Ingersoll-Rand Global Holding, Gtd. Notes	2.88	1/15/19	225,000		228,773
Kansas City Southern Railway, Gtd. Notes	4.95	8/15/45	300,000		301,736
Keysight Technologies, Gtd. Notes	3.30	10/30/19	1,000,000	[b]	990,950
Koninklijke Philips Electronics, Sr. Unscd. Notes	5.75	3/11/18	500,000		542,189
L-3 Communications, Gtd. Notes	3.95	11/15/16	1,000,000		1,020,533
L-3 Communications, Gtd. Notes	1.50	5/28/17	750,000		739,245

37

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 1.6% (continued)
Lender Processing Services, Gtd. Notes	5.75	4/15/23	328,000		345,738
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/35	500,000		453,606
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/42	1,000,000		932,197
Lockheed Martin, Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000		551,969
Moody's, Sr. Unscd. Notes	2.75	7/15/19	1,000,000		1,019,697
Norfolk Southern, Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	1,200,000		1,235,519
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/24	300,000		310,214
Norfolk Southern, Sr. Unscd. Notes	5.59	5/17/25	2,000		2,283
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/31	500,000		668,184
Raytheon, Sr. Unscd. Debs.	7.20	8/15/27	150,000		201,669
Republic Services, Gtd. Notes	3.80	5/15/18	500,000		523,041
Republic Services, Gtd. Notes	6.20	3/1/40	750,000		882,871
Rockwell Automation, Sr. Unscd. Notes	2.05	3/1/20	500,000		499,230
Ryder System, Sr. Unscd. Notes	2.35	2/26/19	500,000		497,698
Thermo Fisher Scientific, Sr. Unscd. Notes	1.30	2/1/17	500,000		499,627
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/44	500,000		540,498
Tyco International Finance, Gtd. Notes	5.13	9/14/45	100,000		105,492
Union Pacific, Sr. Unscd. Notes	2.75	4/15/23	400,000		396,325
Union Pacific, Sr. Unscd. Notes	4.75	12/15/43	140,000		154,214
Union Pacific, Sr. Unscd. Notes	4.82	2/1/44	325,000		362,256
United Airlines 2013-1 PTT, Pass Thru Certs., Ser.A	4.30	2/15/27	951,987		986,496
United Airlines 2014-2 PTT, Pass Thru Certs., Ser.A	3.75	3/3/28	300,000		302,625
United Parcel Service, Sr. Unscd. Notes	3.13	1/15/21	1,600,000	[c]	1,677,165
United Parcel Service of America, Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	14,286
United Technologies, Sr. Unscd. Notes	8.75	3/1/21	50,000		65,326
United Technologies, Sr. Unscd. Notes	3.10	6/1/22	2,100,000		2,157,177
United Technologies, Sr. Unscd. Notes	6.70	8/1/28	50,000		64,453
United Technologies, Sr. Unscd. Notes	5.70	4/15/40	650,000		775,066

38

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Industrials - 1.6% (continued)
United Technologies, Sr. Unscd. Notes	4.50	6/1/42	380,000		389,210
Waste Management, Gtd. Notes	3.50	5/15/24	500,000		508,197
				39,233,493
Information Technology - 1.2%
Apple, Sr. Unscd. Notes	1.05	5/5/17	500,000		501,754
Apple, Sr. Unscd. Notes	1.00	5/3/18	500,000		498,759
Apple, Sr. Unscd. Notes	2.00	5/6/20	510,000		511,772
Apple, Sr. Unscd. Notes	2.85	5/6/21	800,000		824,442
Apple, Sr. Unscd. Notes	2.40	5/3/23	500,000		489,675
Apple, Sr. Unscd. Notes	3.45	5/6/24	500,000		519,104
Apple, Sr. Unscd. Notes	3.20	5/13/25	510,000		518,803
Apple, Sr. Unscd. Notes	4.45	5/6/44	500,000		505,495
Apple, Sr. Unscd. Notes	4.38	5/13/45	540,000		539,357
Applied Materials, Sr. Unscd. Notes	3.90	10/1/25	1,000,000		1,001,772
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	500,000		503,483
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/23	500,000		510,225
Autodesk, Sr. Unscd. Notes	4.38	6/15/25	1,000,000		1,003,201
Baidu, Sr. Unscd. Notes	2.75	6/9/19	750,000		749,752
eBay, Sr. Unscd. Notes	4.00	7/15/42	700,000		544,629
EMC, Sr. Unscd. Notes	1.88	6/1/18	1,000,000		956,334
Google, Sr. Unscd. Notes	3.63	5/19/21	300,000		322,826
Hewlett-Packard, Sr. Unscd. Notes	6.00	9/15/41	750,000		723,541
HP Enterprise, Gtd. Notes	2.85	10/5/18	650,000	[b]	651,821
HP Enterprise, Gtd. Notes	3.60	10/15/20	640,000	[b]	645,289
HP Enterprise, Gtd. Notes	4.90	10/15/25	1,000,000	[b]	990,070
HP Enterprise, Gtd. Notes	6.35	10/15/45	210,000	[b]	204,097
Intel, Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,203,102
Intel, Sr. Unscd. Notes	3.10	7/29/22	300,000		308,981
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	425,000		550,268

39

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Information Technology - 1.2% (continued)
International Business Machines, Sr. Unscd. Notes	1.25	2/6/17	1,000,000		1,005,338
International Business Machines, Sr. Unscd. Notes	5.70	9/14/17	600,000		650,695
International Business Machines, Sr. Unscd. Notes	8.38	11/1/19	300,000		372,454
International Business Machines, Sr. Unscd. Notes	5.60	11/30/39	605,000	[c]	687,424
Microsoft, Sr. Unscd. Notes	4.20	6/1/19	1,000,000		1,089,730
Microsoft, Sr. Unscd. Notes	5.20	6/1/39	688,000		785,285
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	1,000,000		924,236
Oracle, Sr. Unscd. Notes	5.75	4/15/18	150,000		165,666
Oracle, Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,329,431
Oracle, Sr. Unscd. Notes	2.80	7/8/21	600,000		610,285
Oracle, Sr. Unscd. Notes	3.40	7/8/24	1,250,000		1,277,045
Oracle, Sr. Unscd. Notes	3.90	5/15/35	480,000		457,923
Oracle, Sr. Unscd. Notes	6.50	4/15/38	500,000		638,231
Oracle, Sr. Unscd. Notes	4.38	5/15/55	680,000		638,935
Qualcomm, Sr. Unscd. Notes	2.25	5/20/20	500,000		497,687
Qualcomm, Sr. Unscd. Notes	3.45	5/20/25	360,000		346,147
Qualcomm, Sr. Unscd. Notes	4.65	5/20/35	140,000		129,726
Qualcomm, Sr. Unscd. Notes	4.80	5/20/45	210,000		182,039
Seagate HDD, Gtd. Bonds	4.75	6/1/23	800,000		743,450
Texas Instruments, Sr. Unscd. Notes	2.75	3/12/21	400,000		404,586
Xilinx, Sr. Unscd. Notes	3.00	3/15/21	500,000		505,766
				30,220,631
Materials - 1.0%
Agrium, Sr. Unscd. Debs.	5.25	1/15/45	500,000		501,086
Airgas, Sr. Unscd. Notes	2.38	2/15/20	500,000		493,616
Avery Dennison, Sr. Unscd. Notes	3.35	4/15/23	1,000,000		969,372
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/39	1,300,000		1,122,958
BHP Billiton Finance USA, Gtd. Notes	6.50	4/1/19	1,700,000		1,932,019
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/42	500,000		466,202

40

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Materials - 1.0% (continued)
CF Industries, Gtd. Notes	3.45	6/1/23	500,000		478,530
CF Industries, Gtd. Notes	4.95	6/1/43	500,000		468,041
Cytec Industries, Sr. Unscd. Notes	3.95	5/1/25	100,000		97,874
Dow Chemical, Sr. Unscd. Notes	8.55	5/15/19	1,700,000		2,046,118
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	775,000		834,678
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	6.00	7/15/18	560,000		619,991
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	2.80	2/15/23	500,000		482,540
E.I. du Pont de Nemours & Co., Sr. Unscd. Notes	4.15	2/15/43	300,000		274,040
Eastman Chemical, Sr. Unscd. Notes	3.80	3/15/25	500,000		498,280
Freeport-McMoRan, Gtd. Notes	3.10	3/15/20	1,500,000	[c]	1,325,700
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	600,000		431,250
Glencore Canada, Gtd. Notes	5.50	6/15/17	165,000		163,412
Goldcorp, Sr. Unscd. Notes	3.63	6/9/21	500,000		490,934
International Paper, Sr. Unscd. Notes	4.80	6/15/44	600,000		559,847
LYB International Finance, Gtd. Bonds	4.00	7/15/23	1,200,000		1,219,337
Methanex, Sr. Unscd. Notes	3.25	12/15/19	465,000		450,084
Methanex, Sr. Unscd. Notes	4.25	12/1/24	500,000	[c]	475,477
Monsanto, Sr. Unscd. Notes	2.13	7/15/19	1,000,000		995,524
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	300,000		304,906
Newmont Mining, Gtd. Notes	6.25	10/1/39	1,000,000		931,080
Owens Corning, Gtd. Notes	7.00	12/1/36	235,000		267,947
Potash Corp of Saskatchewan, Sr. Unscd. Bonds	3.63	3/15/24	500,000		496,579
Praxair, Sr. Unscd. Notes	2.45	2/15/22	1,000,000		983,644
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/31	350,000		429,305
Rio Tinto Finance USA, Gtd. Notes	6.50	7/15/18	20,000		22,169
Rio Tinto Finance USA, Gtd. Notes	3.50	11/2/20	600,000		626,135
Rio Tinto Finance USA, Gtd. Notes	5.20	11/2/40	1,000,000		1,004,898
Sigma-Aldrich, Sr. Unscd. Notes	3.38	11/1/20	500,000		513,290

41

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Materials - 1.0% (continued)
Southern Copper, Sr. Unscd. Notes	5.25	11/8/42	1,000,000		814,768
Vale Canada, Sr. Unscd. Bonds	7.20	9/15/32	100,000		81,444
Vale Overseas, Gtd. Notes	4.38	1/11/22	700,000	[c]	640,150
Vale Overseas, Gtd. Notes	6.88	11/21/36	900,000	[c]	737,190
Valspar, Sr. Unscd. Notes	3.95	1/15/26	500,000		506,546
				25,756,961
Municipal Bonds - .8%
American Municipal Power Inc., Combined Hydroelectic Projects Revenue (Build America Bonds)	8.08	2/15/50	100,000		143,559
Bay Area Toll Authority, San Francisco Bay Area Subordinate Toll Bridge Revenue (Build America Bonds)	6.79	4/1/30	695,000		864,663
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue (Build America Bonds)	6.26	4/1/49	1,000,000		1,336,500
California, GO (Various Purpose)	7.50	4/1/34	1,000,000		1,416,860
California, GO (Various Purpose)	7.55	4/1/39	1,600,000		2,363,168
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	500,000		505,795
Illinois, GO (Pension Funding Series)	5.10	6/1/33	2,130,000		1,967,055
Los Angeles Unified School District, GO (Build America Bonds)	5.75	7/1/34	1,600,000		1,917,344
Metropolitan Transportation Authority, Dedicated Tax Funds Bonds	7.34	11/15/39	650,000		945,009
Municipal Electric Authority of Georgia, GO (Plant Vogtle Units 3 and 4 Project J Bonds) (Build America Bonds)	6.64	4/1/57	1,000,000		1,190,610
New Jersey Turnpike Authority, Turnpike Revenue (Build America Bonds)	7.41	1/1/40	780,000		1,091,735
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	5.95	6/15/42	545,000		691,550
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Build America Bonds)	5.29	3/15/33	1,000,000		1,160,330
Port Authority of New York and New Jersey, (Consolidated Bonds, 165th Series)	5.65	11/1/40	680,000		808,962
Port Authority of New York and New Jersey, (Consolidated Bonds, 192nd Series)	4.81	10/15/65	500,000		513,200

42

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Municipal Bonds - .8% (continued)
Public Utilities Commission of the City and County of San Francisco, San Francisco Water Revenue (Build America Bonds)	6.00	11/1/40	550,000	664,774
San Diego County Water Authority Financing Agency, Water Revenue (Build America Bonds)	6.14	5/1/49	620,000	776,556
University of California Regents, General Revenue	1.80	7/1/19	480,000	483,850
University of California Regents, General Revenue	4.77	5/15/44	500,000	506,465
				19,347,985
Telecommunications - 1.5%
America Movil SAB de CV, Gtd. Notes	6.38	3/1/35	100,000	116,250
America Movil SAB de CV, Gtd. Notes	6.13	3/30/40	1,200,000	1,370,696
AT&T, Gtd. Notes	8.25	11/15/31	470,000	636,130
AT&T, Sr. Unscd. Bonds	5.50	2/1/18	950,000	1,028,392
AT&T, Sr. Unscd. Notes	1.70	6/1/17	1,000,000	1,005,261
AT&T, Sr. Unscd. Notes	2.30	3/11/19	1,000,000	1,006,133
AT&T, Sr. Unscd. Notes	2.45	6/30/20	500,000	495,655
AT&T, Sr. Unscd. Notes	3.00	2/15/22	495,000	489,283
AT&T, Sr. Unscd. Notes	3.00	6/30/22	500,000	491,173
AT&T, Sr. Unscd. Notes	3.40	5/15/25	1,000,000	972,336
AT&T, Sr. Unscd. Notes	4.50	5/15/35	1,000,000	938,316
AT&T, Sr. Unscd. Notes	5.35	9/1/40	1,500,000	1,500,156
AT&T, Sr. Unscd. Notes	4.75	5/15/46	1,000,000	921,700
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	250,000	249,968
British Telecommunications, Sr. Unscd. Notes	5.95	1/15/18	580,000	633,221
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/30	175,000	264,474
Cisco Systems, Sr. Unscd. Notes	4.45	1/15/20	2,000,000	2,198,066
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/40	900,000	1,059,824
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/30	900,000	1,279,220
GTE, Gtd. Notes	6.94	4/15/28	100,000	120,451
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/25	200,000	199,394

43

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Telecommunications - 1.5% (continued)
Koninklijke KPN, Sr. Unscd. Bonds	8.38	10/1/30	250,000		324,393
Motorola Solutions, Sr. Unscd. Notes	3.50	9/1/21	1,000,000		939,775
Orange, Sr. Unscd. Notes	9.00	3/1/31	945,000		1,376,436
Qwest, Sr. Unscd. Debs.	6.88	9/15/33	275,000		273,547
Rogers Communications, Gtd. Notes	7.50	8/15/38	125,000		164,811
Telefonica Emisiones, Gtd. Notes	3.19	4/27/18	1,000,000		1,026,259
Telefonica Emisiones, Gtd. Notes	7.05	6/20/36	500,000		600,567
Verizon Communications, Sr. Unscd. Notes	2.00	11/1/16	600,000		605,794
Verizon Communications, Sr. Unscd. Notes	1.35	6/9/17	500,000		500,732
Verizon Communications, Sr. Unscd. Notes	2.63	2/21/20	2,395,000		2,421,240
Verizon Communications, Sr. Unscd. Notes	3.45	3/15/21	750,000		774,363
Verizon Communications, Sr. Unscd. Notes	3.50	11/1/21	900,000		928,963
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	1,650,000		1,842,108
Verizon Communications, Sr. Unscd. Notes	7.75	12/1/30	690,000		938,120
Verizon Communications, Sr. Unscd. Notes	5.85	9/15/35	560,000		620,109
Verizon Communications, Sr. Unscd. Notes	3.85	11/1/42	500,000		420,454
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	2,700,000		3,243,302
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/46	1,000,000	[c]	961,036
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/54	90,000		83,534
Vodafone Group, Sr. Unscd. Bonds	6.15	2/27/37	250,000		271,065
Vodafone Group, Sr. Unscd. Notes	5.63	2/27/17	555,000		584,626
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/30	125,000		156,888
Vodefone Group, Sr. Unscd. Notes	1.50	2/19/18	500,000		497,668
				36,531,889
U.S. Government Agencies - 2.8%
Federal Farm Credit Bank, Bonds	0.54	11/7/16	500,000		499,334
Federal Home Loan Bank, Bonds	0.63	11/23/16	1,700,000		1,701,970
Federal Home Loan Bank, Bonds	4.75	12/16/16	1,000,000		1,047,521
Federal Home Loan Bank, Bonds	1.00	6/21/17	1,400,000		1,406,964

44

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Agencies - 2.8% (continued)
Federal Home Loan Bank, Bonds	5.00	11/17/17	2,600,000		2,819,840
Federal Home Loan Bank, Bonds	1.13	4/25/18	1,000,000		1,005,222
Federal Home Loan Bank, Bonds	1.75	12/14/18	1,000,000		1,018,462
Federal Home Loan Bank, Bonds	4.13	3/13/20	1,000,000		1,109,031
Federal Home Loan Bank, Bonds	5.63	6/11/21	1,200,000		1,445,010
Federal Home Loan Bank, Bonds	5.50	7/15/36	480,000		638,824
Federal Home Loan Bank, Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,128,442
Federal Home Loan Mortgage Corp., Notes	5.00	2/16/17	825,000	[d]	871,728
Federal Home Loan Mortgage Corp., Notes	0.88	2/22/17	4,500,000	[d]	4,517,662
Federal Home Loan Mortgage Corp., Notes	1.00	9/29/17	1,000,000	[d]	1,003,543
Federal Home Loan Mortgage Corp., Notes	5.13	11/17/17	650,000	[d]	706,501
Federal Home Loan Mortgage Corp., Notes	1.03	11/28/17	500,000	[d]	500,229
Federal Home Loan Mortgage Corp., Notes	0.88	3/7/18	1,000,000	[d]	999,076
Federal Home Loan Mortgage Corp., Notes	1.02	4/30/18	1,050,000	[d]	1,051,654
Federal Home Loan Mortgage Corp., Notes	1.20	6/12/18	785,000	[d]	784,199
Federal Home Loan Mortgage Corp., Notes	4.88	6/13/18	1,250,000	[d]	1,374,459
Federal Home Loan Mortgage Corp., Notes	3.75	3/27/19	1,600,000	[d]	1,733,134
Federal Home Loan Mortgage Corp., Notes	1.25	10/2/19	2,500,000	[d]	2,483,185
Federal Home Loan Mortgage Corp., Notes	2.38	1/13/22	2,600,000	[d]	2,663,674
Federal Home Loan Mortgage Corp., Notes	3.06	6/14/28	135,000	[d]	131,936
Federal Home Loan Mortgage Corp., Notes	6.75	9/15/29	400,000	[d]	580,182
Federal Home Loan Mortgage Corp., Notes	6.25	7/15/32	1,000,000	[d]	1,422,678
Federal Home Loan Mortgage Corp., Notes, Ser. 1	0.75	1/12/18	2,400,000	[d]	2,394,110
Federal National Mortgage Association, Bonds	7.00	2/1/32	887	[d]	897
Federal National Mortgage Association, Notes	1.25	1/30/17	2,000,000	[d]	2,017,012
Federal National Mortgage Association, Notes	5.00	5/11/17	1,200,000	[d]	1,278,793
Federal National Mortgage Association, Notes	0.00	6/1/17	2,400,000	[d,e]	2,370,994
Federal National Mortgage Association, Notes	1.07	7/28/17	925,000	[d]	929,156

45

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	PrincipalAmount ($)	Value ($)
U.S. Government Agencies - 2.8% (continued)
Federal National Mortgage Association, Notes	0.88	10/26/17	1,600,000	[d]	1,602,811
Federal National Mortgage Association, Notes	0.88	12/20/17	2,300,000	[d]	2,302,171
Federal National Mortgage Association, Notes	0.88	12/27/17	700,000	[d]	700,556
Federal National Mortgage Association, Notes	1.00	12/28/17	750,000	[d]	750,296
Federal National Mortgage Association, Notes	0.88	2/8/18	1,500,000	[d]	1,500,259
Federal National Mortgage Association, Notes	1.00	2/15/18	700,000	[d]	700,171
Federal National Mortgage Association, Notes	1.13	3/28/18	415,000	[d]	414,222
Federal National Mortgage Association, Notes	1.13	4/30/18	2,000,000	[d]	2,004,002
Federal National Mortgage Association, Notes	1.88	9/18/18	2,000,000	[c,d]	2,047,186
Federal National Mortgage Association, Notes	1.88	2/19/19	500,000	[d]	510,915
Federal National Mortgage Association, Notes	1.75	11/26/19	1,500,000	[d]	1,517,629
Federal National Mortgage Association, Notes	2.63	9/6/24	1,100,000	[d]	1,126,951
Federal National Mortgage Association, Notes	6.25	5/15/29	1,340,000	[d]	1,851,190
Federal National Mortgage Association, Notes	6.63	11/15/30	1,000,000	[d]	1,444,175
Federal National Mortgage Association, Notes	5.50	4/1/34	54,490	[d]	60,869
Federal National Mortgage Association, Notes	6.00	4/18/36	1,300,000	[d]	1,332,618
Federal National Mortgage Association, Notes	7.00	7/1/37	40,641	[d]	45,400
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	1,000,000	[d]	992,308
Federal National Mortgage Association, Sub. Debs.	0.00	10/9/19	2,000,000	[d,e]	1,861,490
Financing (FICO), Scd. Bonds	8.60	9/26/19	40,000		50,587
Financing (FICO), Scd. Bonds, Ser. E	9.65	11/2/18	510,000		635,650
Tennessee Valley Authority, Sr. Unscd. Bonds	5.88	4/1/36	650,000		854,097
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/38	165,000		227,030
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/39	1,200,000		1,476,467
				70,644,472
U.S. Government Agencies/Mortgage-Backed - 29.7%
Federal Home Loan Mortgage Corp.
2.50%			2,400,000	[d,f]	2,441,953

46

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.7% (continued)
3.00%			8,600,000	[d,f]	8,754,943
3.50%			21,075,000	[d,f]	21,893,973
4.00%			10,500,000	[d,f]	11,155,019
4.50%			1,250,000	[d,f]	1,351,953
5.00%			500,000	[d,f]	547,793
2.00%, 8/1/28-8/1/29			1,623,800	[d]	1,627,935
Ser. K714, Cl. A1, 2.08%, 12/25/19			660,766	[d]	671,256
2.15%, 8/1/43			561,638	[a,d]	571,028
2.23%, 7/1/43			407,719	[a,d]	415,547
2.38%, 4/1/33-6/1/35			9,187	[a,d]	9,661
2.39%, 12/1/34			12,605	[a,d]	13,392
2.41%, 10/1/43			444,189	[a,d]	454,564
2.44%, 3/1/36			7,050	[a,d]	7,532
2.50%, 10/1/27-11/1/42			12,133,133	[a,d]	12,428,556
2.52%, 6/1/36			7,555	[a,d]	7,652
2.70%, 11/1/33			3,312	[a,d]	3,528
2.87%, 12/25/21			850,000	[d]	883,290
3.00%, 12/1/25-7/1/45			36,052,366	[d]	36,787,568
3.02%, 2/25/23			528,298	[d]	554,511
3.06%, 7/25/23			1,000,000	[a,d]	1,040,510
3.06%, 12/25/24			648,000	[d]	667,789
3.31%, 5/25/23			1,250,000	[a,d]	1,322,984
3.50%, 1/1/21-9/1/45			29,488,960	[d]	30,791,638
3.87%, 4/25/21			1,800,000	[d]	1,964,156
4.00%, 5/1/18-8/1/45			23,928,232	[d]	25,488,533
4.19%, 12/25/20			1,284,000	[a,d]	1,419,139
4.50%, 2/1/18-9/1/44			17,027,830	[d]	18,428,232
5.00%, 11/1/18-1/1/40			10,579,137	[d]	11,555,824
5.50%, 8/1/16-1/1/40			5,608,050	[d]	6,238,150
6.00%, 5/1/16-7/1/39			2,820,040	[d]	3,198,787
6.50%, 4/1/16-3/1/39			1,555,638	[d]	1,780,768
7.00%, 10/1/17-7/1/37			149,853	[d]	171,595
7.50%, 2/1/23-11/1/33			31,098	[d]	35,261
8.00%, 2/1/17-10/1/31			32,165	[d]	37,095
8.50%, 10/1/18-6/1/30			1,017	[d]	1,187
Federal National Mortgage Association
2.50%			9,475,000	[d,f]	9,644,884

47

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.7% (continued)
3.00%			11,175,000	[d,f]	11,362,976
3.50%			35,400,000	[d,f]	36,837,533
4.00%			26,625,000	[d,f]	28,340,406
4.50%			1,325,000	[d,f]	1,435,782
5.00%			500,000	[d,f]	551,172
2.00%, 7/1/28-5/1/30			2,491,204	[d]	2,490,712
2.05%, 2/1/37			3,189	[a,d]	3,379
2.17%, 5/1/43			471,178	[a,d]	480,301
2.20%, 1/1/35			5,797	[a,d]	6,075
2.21%, 12/1/35			6,886	[a,d]	7,210
2.36%, 3/1/37			48,481	[a,d]	51,695
2.38%, 10/1/34			14,250	[a,d]	14,990
2.44%, 12/1/36			10,087	[a,d]	10,376
2.50%, 7/1/27-8/1/43			11,462,857	[d]	11,662,011
Ser. 2013-M3, Cl. A2, 2.51%, 11/25/22			1,500,000	[a,d]	1,520,205
2.52%, 5/1/33-9/1/33			9,904	[a,d]	10,204
2.59%, 4/25/23			1,145,894	[a,d]	1,166,573
2.59%, 6/1/35			290	[a,d]	294
2.65%, 11/1/32			11,069	[a,d]	11,776
2.67%, 11/1/36			21,446	[a,d]	22,676
2.69%, 9/1/33			14,857	[a,d]	15,924
2.70%, 11/1/43			196,866	[a,d]	202,924
2.94%, 5/1/42			304,274	[a,d]	314,518
3.00%, 10/1/26-9/1/45			60,986,319	[d]	62,380,090
3.03%, 12/1/41			422,895	[a,d]	444,814
3.22%, 8/25/24			993,084	[a,d]	1,044,735
3.35%, 11/1/35			387	[a,d]	408
3.46%, 1/25/24			800,000	[a,d]	845,000
3.50%, 1/20/25-8/1/45			47,163,003	[d]	49,365,352
3.66%, 11/25/20			949,455	[d]	1,027,280
4.00%, 2/1/24-2/1/45			38,818,585	[d]	41,405,414
4.50%, 4/1/18-11/1/44			29,646,259	[d]	32,157,760
5.00%, 11/1/17-11/1/44			15,302,748	[d]	16,830,112
5.50%, 1/1/17-2/1/42			10,887,955	[d]	12,182,666
6.00%, 8/1/16-11/1/38			4,915,904	[d]	5,581,755
6.50%, 8/1/16-9/1/38			1,184,841	[d]	1,357,186
7.00%, 2/1/16-3/1/38			257,112	[d]	293,434
7.50%, 4/1/26-6/1/31			62,384	[d]	70,358
8.00%, 3/1/22-8/1/30			13,115	[d]	15,336
8.50%, 2/1/25-7/1/30			2,009	[d]	2,150
9.00%, 10/1/30			2,004	[d]	2,105
Government National Mortgage Association
3.00%			1,600,000	[f]	1,630,987

48

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed - 29.7% (continued)
3.50%			525,000	[f]	549,339
4.00%			200,000	[f]	213,034
2.50%, 2/15/28-3/15/43			1,774,573		1,805,003
3.00%, 9/15/42-8/15/45			3,461,183		3,537,514
3.50%, 2/15/26-11/15/42			4,584,688		4,804,962
4.00%, 2/15/41-6/15/45			6,281,585		6,778,634
4.50%, 1/15/19-2/15/41			8,261,346		8,957,482
5.00%, 1/15/17-4/15/40			8,593,034		9,522,431
5.50%, 9/15/20-11/15/38			2,506,965		2,819,883
6.00%, 2/15/17-4/15/39			3,353,095		3,837,537
6.50%, 2/15/24-2/15/39			686,866		789,876
7.00%, 10/15/27-8/15/32			78,746		90,040
7.50%, 12/15/23-11/15/30			70,249		78,085
8.00%, 8/15/24-3/15/32			15,803		19,086
8.25%, 6/15/27			1,400		1,593
8.50%, 10/15/26			8,986		10,201
9.00%, 2/15/22-2/15/23			7,756		7,874
Government National Mortgage Association II
3.00%			20,575,000	[f]	21,015,135
3.50%			44,075,000	[f]	46,175,391
4.00%			20,075,000	[f]	21,364,684
4.50%			5,500,000	[f]	5,920,235
2.50%, 4/20/28-11/20/43			2,304,139		2,327,731
3.00%, 11/20/27-8/20/45			15,553,754	[a]	16,022,089
3.50%, 9/20/28-5/20/45			13,221,643		13,889,532
4.00%, 9/20/43-1/20/45			10,599,938		11,307,812
4.50%, 7/20/41-7/20/45			9,452,076		10,229,372
5.00%, 3/20/37-8/20/44			6,316,244		6,924,135
5.50%, 10/20/31-10/20/44			3,615,639		4,041,677
6.50%, 2/20/28			714		836
8.50%, 7/20/25			514		581
				740,566,624
U.S. Government Securities - 35.4%
U.S. Treasury Bonds	8.75	5/15/17	2,395,000		2,692,224
U.S. Treasury Bonds	8.88	8/15/17	1,725,000		1,976,472
U.S. Treasury Bonds	8.88	2/15/19	720,000		901,289
U.S. Treasury Bonds	8.75	8/15/20	1,000,000		1,334,284
U.S. Treasury Bonds	8.13	5/15/21	420,000		563,716
U.S. Treasury Bonds	8.00	11/15/21	970,000		1,318,246
U.S. Treasury Bonds	7.25	8/15/22	2,500,000		3,363,315
U.S. Treasury Bonds	6.00	2/15/26	970,000		1,314,073
U.S. Treasury Bonds	6.63	2/15/27	430,000		618,842
U.S. Treasury Bonds	6.13	11/15/27	2,150,000		3,020,638
U.S. Treasury Bonds	5.25	11/15/28	2,000,000		2,646,966
U.S. Treasury Bonds	6.13	8/15/29	1,000,000		1,437,604
U.S. Treasury Bonds	6.25	5/15/30	240,000		352,519
U.S. Treasury Bonds	4.50	2/15/36	4,395,000	[c]	5,714,731
U.S. Treasury Bonds	4.75	2/15/37	870,000		1,170,331
U.S. Treasury Bonds	5.00	5/15/37	1,940,000		2,697,258
U.S. Treasury Bonds	3.50	2/15/39	4,200,000		4,716,470
U.S. Treasury Bonds	4.50	8/15/39	873,000		1,133,428
U.S. Treasury Bonds	4.38	11/15/39	452,000		576,535
U.S. Treasury Bonds	4.63	2/15/40	2,066,000		2,728,990
U.S. Treasury Bonds	4.38	5/15/40	1,360,000		1,734,169
U.S. Treasury Bonds	3.88	8/15/40	3,830,000		4,532,066

49

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Securities - 35.4% (continued)
U.S. Treasury Bonds	4.25	11/15/40	2,760,000		3,456,613
U.S. Treasury Bonds	4.75	2/15/41	3,180,000		4,282,401
U.S. Treasury Bonds	4.38	5/15/41	970,000		1,241,877
U.S. Treasury Bonds	3.75	8/15/41	1,700,000		1,980,755
U.S. Treasury Bonds	3.13	11/15/41	3,750,000		3,929,051
U.S. Treasury Bonds	3.13	2/15/42	4,320,000		4,522,755
U.S. Treasury Bonds	3.00	5/15/42	2,870,000		2,927,997
U.S. Treasury Bonds	2.75	8/15/42	2,440,000	[c]	2,364,004
U.S. Treasury Bonds	2.75	11/15/42	2,182,000		2,109,778
U.S. Treasury Bonds	3.13	2/15/43	2,990,000		3,109,794
U.S. Treasury Bonds	2.88	5/15/43	9,457,000	[c]	9,354,306
U.S. Treasury Bonds	3.63	8/15/43	2,885,000		3,297,091
U.S. Treasury Bonds	3.75	11/15/43	4,995,000		5,838,491
U.S. Treasury Bonds	3.63	2/15/44	5,030,000		5,743,370
U.S. Treasury Bonds	3.38	5/15/44	5,330,000		5,803,176
U.S. Treasury Bonds	3.13	8/15/44	6,215,000		6,448,187
U.S. Treasury Bonds	3.00	11/15/44	4,810,000	[c]	4,866,022
U.S. Treasury Bonds	2.50	2/15/45	8,805,000	[c]	8,021,610
U.S. Treasury Bonds	3.00	5/15/45	4,950,000	[c]	5,009,781
U.S. Treasury Bonds	2.88	8/15/45	4,720,000		4,664,781
U.S. Treasury Notes	0.50	11/30/16	2,795,000		2,795,601
U.S. Treasury Notes	2.75	11/30/16	3,700,000		3,790,550
U.S. Treasury Notes	0.63	12/15/16	594,000		594,955
U.S. Treasury Notes	0.63	12/31/16	6,490,000		6,500,183
U.S. Treasury Notes	0.88	12/31/16	6,355,000		6,383,261
U.S. Treasury Notes	3.25	12/31/16	4,700,000	[c]	4,850,057
U.S. Treasury Notes	0.50	1/31/17	3,575,000	[c]	3,573,999
U.S. Treasury Notes	0.88	1/31/17	3,325,000		3,340,262
U.S. Treasury Notes	3.13	1/31/17	4,180,000		4,315,603
U.S. Treasury Notes	0.63	2/15/17	3,870,000		3,874,536
U.S. Treasury Notes	4.63	2/15/17	1,300,000		1,367,818
U.S. Treasury Notes	0.50	2/28/17	6,545,000		6,539,888
U.S. Treasury Notes	0.88	2/28/17	6,280,000		6,307,638
U.S. Treasury Notes	3.00	2/28/17	3,900,000		4,026,446
U.S. Treasury Notes	0.75	3/15/17	6,500,000		6,515,951
U.S. Treasury Notes	0.50	3/31/17	3,585,000		3,581,544
U.S. Treasury Notes	1.00	3/31/17	5,000,000		5,028,970
U.S. Treasury Notes	3.25	3/31/17	4,131,000		4,285,954
U.S. Treasury Notes	0.50	4/30/17	3,610,000		3,603,960
U.S. Treasury Notes	0.88	4/30/17	3,810,000	[c]	3,824,783
U.S. Treasury Notes	3.13	4/30/17	4,360,000		4,523,500
U.S. Treasury Notes	0.88	5/15/17	1,885,000	[c]	1,892,229
U.S. Treasury Notes	4.50	5/15/17	2,000,000		2,118,658
U.S. Treasury Notes	0.63	5/31/17	10,500,000		10,498,225
U.S. Treasury Notes	2.75	5/31/17	2,230,000		2,304,145
U.S. Treasury Notes	0.63	6/30/17	3,595,000	[c]	3,593,713
U.S. Treasury Notes	0.75	6/30/17	4,817,000	[c]	4,824,592
U.S. Treasury Notes	2.50	6/30/17	3,500,000		3,605,752
U.S. Treasury Notes	0.88	7/15/17	3,540,000		3,552,146
U.S. Treasury Notes	0.50	7/31/17	4,640,000	[c]	4,626,586
U.S. Treasury Notes	0.63	7/31/17	5,565,000		5,561,232
U.S. Treasury Notes	2.38	7/31/17	3,820,000		3,931,964
U.S. Treasury Notes	0.88	8/15/17	3,570,000	[c]	3,581,320
U.S. Treasury Notes	4.75	8/15/17	2,387,000		2,558,582
U.S. Treasury Notes	0.63	8/31/17	7,636,000		7,624,867
U.S. Treasury Notes	1.88	8/31/17	3,140,000		3,206,398

50

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Securities - 35.4% (continued)
U.S. Treasury Notes	1.00	9/15/17	3,235,000	[c]	3,251,450
U.S. Treasury Notes	0.63	9/30/17	10,473,000	[c]	10,451,007
U.S. Treasury Notes	1.88	9/30/17	3,130,000		3,197,736
U.S. Treasury Notes	0.75	10/31/17	2,420,000	[c]	2,419,528
U.S. Treasury Notes	1.88	10/31/17	2,910,000		2,974,375
U.S. Treasury Notes	0.88	11/15/17	3,590,000		3,596,171
U.S. Treasury Notes	0.63	11/30/17	470,000		468,369
U.S. Treasury Notes	2.25	11/30/17	5,240,000		5,397,268
U.S. Treasury Notes	1.00	12/15/17	3,435,000		3,449,022
U.S. Treasury Notes	0.75	12/31/17	3,950,000		3,944,087
U.S. Treasury Notes	2.75	12/31/17	1,643,000	[c]	1,711,277
U.S. Treasury Notes	0.88	1/15/18	3,300,000		3,302,171
U.S. Treasury Notes	0.88	1/31/18	3,410,000		3,412,176
U.S. Treasury Notes	2.63	1/31/18	1,520,000		1,580,008
U.S. Treasury Notes	1.00	2/15/18	3,265,000	[c]	3,274,671
U.S. Treasury Notes	3.50	2/15/18	1,600,000		1,695,646
U.S. Treasury Notes	0.75	2/28/18	8,175,000	[c]	8,150,998
U.S. Treasury Notes	2.75	2/28/18	2,040,000		2,128,095
U.S. Treasury Notes	1.00	3/15/18	3,310,000		3,318,556
U.S. Treasury Notes	0.75	3/31/18	7,905,000	[c]	7,877,412
U.S. Treasury Notes	2.88	3/31/18	5,080,000		5,322,026
U.S. Treasury Notes	0.75	4/15/18	7,760,000		7,728,828
U.S. Treasury Notes	0.63	4/30/18	8,729,000	[c]	8,663,192
U.S. Treasury Notes	1.00	5/15/18	3,325,000		3,329,655
U.S. Treasury Notes	3.88	5/15/18	2,000,000	[c]	2,149,428
U.S. Treasury Notes	1.00	5/31/18	3,540,000		3,544,195
U.S. Treasury Notes	2.38	5/31/18	1,000,000		1,036,758
U.S. Treasury Notes	1.13	6/15/18	3,315,000		3,328,446
U.S. Treasury Notes	1.38	6/30/18	2,665,000		2,693,438
U.S. Treasury Notes	2.38	6/30/18	2,000,000		2,073,776
U.S. Treasury Notes	0.88	7/15/18	3,290,000	[c]	3,280,660
U.S. Treasury Notes	1.38	7/31/18	2,780,000		2,809,754
U.S. Treasury Notes	1.00	8/15/18	3,290,000		3,289,701
U.S. Treasury Notes	4.00	8/15/18	5,800,000		6,287,258
U.S. Treasury Notes	1.50	8/31/18	4,905,000		4,972,763
U.S. Treasury Notes	1.00	9/15/18	4,300,000		4,297,089
U.S. Treasury Notes	1.38	9/30/18	7,468,000	[c]	7,543,994
U.S. Treasury Notes	0.88	10/15/18	3,280,000		3,265,040
U.S. Treasury Notes	1.25	10/31/18	3,168,000		3,186,666
U.S. Treasury Notes	1.75	10/31/18	2,300,000	[c]	2,348,410
U.S. Treasury Notes	3.75	11/15/18	3,000,000		3,242,910
U.S. Treasury Notes	1.25	11/30/18	3,976,000		3,996,838
U.S. Treasury Notes	1.38	11/30/18	1,341,000		1,353,135
U.S. Treasury Notes	1.38	12/31/18	1,920,000		1,935,650
U.S. Treasury Notes	1.50	12/31/18	2,850,000		2,884,399
U.S. Treasury Notes	1.25	1/31/19	2,090,000		2,097,267
U.S. Treasury Notes	1.50	1/31/19	2,534,000		2,563,199
U.S. Treasury Notes	2.75	2/15/19	4,170,000		4,385,205
U.S. Treasury Notes	1.38	2/28/19	3,998,000		4,025,406
U.S. Treasury Notes	1.50	2/28/19	3,910,000		3,952,842
U.S. Treasury Notes	1.63	3/31/19	5,000,000		5,072,105
U.S. Treasury Notes	1.63	4/30/19	3,500,000		3,548,468
U.S. Treasury Notes	3.13	5/15/19	5,000,000		5,325,750
U.S. Treasury Notes	1.50	5/31/19	4,800,000		4,842,720
U.S. Treasury Notes	1.63	6/30/19	4,000,000		4,050,312
U.S. Treasury Notes	0.88	7/31/19	1,290,000		1,270,238

51

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Securities - 35.4% (continued)
U.S. Treasury Notes	1.63	7/31/19	2,910,000		2,944,766
U.S. Treasury Notes	3.63	8/15/19	3,210,000		3,484,879
U.S. Treasury Notes	1.63	8/31/19	4,500,000		4,553,086
U.S. Treasury Notes	1.00	9/30/19	375,000		370,198
U.S. Treasury Notes	1.75	9/30/19	5,500,000		5,587,263
U.S. Treasury Notes	1.25	10/31/19	2,000,000		1,993,046
U.S. Treasury Notes	1.50	10/31/19	3,320,000		3,338,004
U.S. Treasury Notes	3.38	11/15/19	5,630,000		6,074,719
U.S. Treasury Notes	1.00	11/30/19	1,900,000		1,871,352
U.S. Treasury Notes	1.50	11/30/19	4,660,000		4,682,419
U.S. Treasury Notes	1.13	12/31/19	2,290,000	[c]	2,264,595
U.S. Treasury Notes	1.63	12/31/19	4,310,000		4,348,889
U.S. Treasury Notes	1.25	1/31/20	3,800,000		3,773,651
U.S. Treasury Notes	1.38	1/31/20	3,350,000		3,343,283
U.S. Treasury Notes	3.63	2/15/20	5,430,000		5,926,231
U.S. Treasury Notes	1.25	2/29/20	5,680,000		5,634,850
U.S. Treasury Notes	1.38	2/29/20	5,500,000		5,488,829
U.S. Treasury Notes	1.13	3/31/20	1,800,000		1,775,110
U.S. Treasury Notes	1.38	3/31/20	6,215,000		6,194,080
U.S. Treasury Notes	1.13	4/30/20	4,490,000		4,425,631
U.S. Treasury Notes	1.38	4/30/20	7,810,000		7,779,190
U.S. Treasury Notes	3.50	5/15/20	4,050,000		4,405,825
U.S. Treasury Notes	1.38	5/31/20	3,060,000		3,044,939
U.S. Treasury Notes	1.50	5/31/20	3,110,000		3,115,993
U.S. Treasury Notes	1.63	6/30/20	3,835,000		3,858,071
U.S. Treasury Notes	1.88	6/30/20	1,300,000		1,322,361
U.S. Treasury Notes	1.63	7/31/20	7,600,000		7,643,396
U.S. Treasury Notes	2.00	7/31/20	3,360,000		3,434,857
U.S. Treasury Notes	2.63	8/15/20	5,000,000	[c]	5,251,985
U.S. Treasury Notes	1.38	8/31/20	6,100,000		6,067,353
U.S. Treasury Notes	2.13	8/31/20	3,190,000		3,278,306
U.S. Treasury Notes	1.38	9/30/20	3,095,000	[c]	3,074,226
U.S. Treasury Notes	2.00	9/30/20	6,745,000		6,894,125
U.S. Treasury Notes	1.38	10/31/20	3,310,000		3,286,628
U.S. Treasury Notes	1.75	10/31/20	8,220,000		8,295,188
U.S. Treasury Notes	2.63	11/15/20	6,700,000		7,037,090
U.S. Treasury Notes	2.00	11/30/20	2,868,000		2,927,600
U.S. Treasury Notes	2.38	12/31/20	3,025,000		3,143,123
U.S. Treasury Notes	2.13	1/31/21	2,800,000		2,872,918
U.S. Treasury Notes	3.63	2/15/21	6,900,000		7,598,804
U.S. Treasury Notes	2.00	2/28/21	4,357,000		4,442,040
U.S. Treasury Notes	2.25	3/31/21	3,265,000		3,368,582
U.S. Treasury Notes	2.25	4/30/21	2,685,000		2,769,798
U.S. Treasury Notes	3.13	5/15/21	7,000,000		7,535,297
U.S. Treasury Notes	2.00	5/31/21	4,490,000		4,567,933
U.S. Treasury Notes	2.13	6/30/21	6,000,000		6,141,600
U.S. Treasury Notes	2.25	7/31/21	6,100,000		6,284,549
U.S. Treasury Notes	2.13	8/15/21	4,805,000		4,910,984
U.S. Treasury Notes	2.00	8/31/21	935,000		949,006
U.S. Treasury Notes	2.13	9/30/21	5,500,000		5,617,089
U.S. Treasury Notes	2.00	10/31/21	3,485,000		3,532,013
U.S. Treasury Notes	2.00	11/15/21	4,030,000		4,083,760
U.S. Treasury Notes	1.88	11/30/21	4,000,000		4,022,004
U.S. Treasury Notes	2.13	12/31/21	3,705,000		3,776,544
U.S. Treasury Notes	1.50	1/31/22	6,785,000		6,659,681
U.S. Treasury Notes	2.00	2/15/22	5,000,000		5,061,750

52

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Securities - 35.4% (continued)
U.S. Treasury Notes	1.75	2/28/22	2,040,000		2,031,022
U.S. Treasury Notes	1.75	3/31/22	4,000,000		3,978,776
U.S. Treasury Notes	1.75	4/30/22	4,025,000		4,000,761
U.S. Treasury Notes	1.75	5/15/22	2,690,000		2,673,134
U.S. Treasury Notes	1.88	5/31/22	4,020,000		4,025,053
U.S. Treasury Notes	2.13	6/30/22	4,010,000		4,077,589
U.S. Treasury Notes	2.00	7/31/22	3,980,000		4,013,141
U.S. Treasury Notes	1.63	8/15/22	5,000,000		4,921,320
U.S. Treasury Notes	1.88	8/31/22	3,980,000		3,979,403
U.S. Treasury Notes	1.75	9/30/22	3,980,000		3,945,278
U.S. Treasury Notes	1.88	10/31/22	3,965,000		3,962,601
U.S. Treasury Notes	1.63	11/15/22	3,050,000		2,995,930
U.S. Treasury Notes	2.00	2/15/23	5,465,000		5,496,489
U.S. Treasury Notes	1.75	5/15/23	6,941,000		6,833,269
U.S. Treasury Notes	2.50	8/15/23	5,146,000		5,341,255
U.S. Treasury Notes	2.75	11/15/23	7,707,000		8,137,659
U.S. Treasury Notes	2.75	2/15/24	4,555,000		4,803,480
U.S. Treasury Notes	2.50	5/15/24	8,830,000	[c]	9,127,492
U.S. Treasury Notes	2.38	8/15/24	10,160,000	[c]	10,389,860
U.S. Treasury Notes	2.25	11/15/24	13,035,000		13,177,486
U.S. Treasury Notes	2.00	2/15/25	10,535,000		10,414,764
U.S. Treasury Notes	2.13	5/15/25	11,475,000		11,452,807
U.S. Treasury Notes	2.00	8/15/25	8,640,000		8,526,263
				884,353,739
Utilities - 1.9%
AGL Capital, Gtd. Notes	3.50	9/15/21	193,000		197,049
Alabama Power, Sr. Unscd. Notes	3.75	3/1/45	500,000		458,914
American Water Capital, Sr. Unscd. Notes	3.85	3/1/24	250,000		264,475
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/44	1,000,000		977,313
Berkshire Hathaway Energy, Sr. Unscd. Bonds	6.13	4/1/36	500,000		602,117
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/43	250,000		273,211
Commonwealth Edison, First Mortgage Bonds	2.15	1/15/19	750,000		752,824
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/36	471,000		580,631
Connecticut Light & Power, First Mortgage Bonds	4.30	4/15/44	500,000		510,545
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	475,000		542,645
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		245,608
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		659,117
Consumers Energy, First Mortgage Bonds	4.35	8/31/64	700,000		670,673
Dominion Resources, Sr. Unscd. Notes, Ser. B	2.75	9/15/22	1,500,000	[c]	1,458,636
Dominion Resources, Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		117,988

53

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 1.9% (continued)
DTE Electric, Mortgage Bonds	3.38	3/1/25	500,000	512,884
DTE Electric, Sr. Scd. Notes	3.45	10/1/20	700,000	737,129
DTE Electric, Sr. Scd. Notes, Ser. A	6.63	6/1/36	160,000	211,640
Duke Energy, Sr. Unscd. Notes	3.75	4/15/24	500,000	517,295
Duke Energy, Sr. Unscd. Notes	3.75	12/1/24	750,000	734,611
Duke Energy Carolinas, First Mortgage Bonds	3.90	6/15/21	800,000	857,433
Duke Energy Carolinas, First Mortgage Bonds	6.00	1/15/38	1,000,000	1,244,011
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/42	500,000	493,722
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/38	150,000	195,758
Duke Energy Indiana, Sr. Unscd. Debs.	6.12	10/15/35	1,000,000	1,226,594
Duke Energy Progress, First Mortgage Bonds	4.15	12/1/44	500,000	502,861
Empresa Nacional de Electricidad, Sr. Unscd. Notes	4.25	4/15/24	500,000	512,035
Exelon Generation, Sr. Unscd. Notes	5.20	10/1/19	1,000,000	1,085,201
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	750,000	801,736
Georgia Power, Sr. Unscd. Note	4.30	3/15/42	1,300,000	1,203,827
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,833,283
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	32,984
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/37	800,000	931,279
Nevada Power, Mortgage Notes	7.13	3/15/19	2,300,000	2,666,477
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	750,000	979,818
Nextera Energy Capital Holdings, Gtd. Debs.	2.40	9/15/19	500,000	496,447
NiSource Finance, Gtd. Notes	6.40	3/15/18	677,000	748,826
Oklahoma Gas & Electric, Sr. Unscd. Notes	4.00	12/15/44	150,000	143,295
Oncor Electric Delivery, Sr. Scd. Debs.	7.00	9/1/22	170,000	206,867
Oncor Electric Delivery, Sr. Scd. Notes	5.00	9/30/17	500,000	531,393
Oncor Electric Delivery, Sr. Scd. Notes	7.00	5/1/32	250,000	316,637
Pacific Gas & Electric, Sr. Unscd. Bonds	6.05	3/1/34	465,000	563,943
Pacific Gas & Electric, Sr. Unscd. Notes	6.25	3/1/39	750,000	932,683

54

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 1.9% (continued)
Pacific Gas & Electric, Sr. Unscd. Notes	4.75	2/15/44	500,000	531,048
PECO Energy, First Mortgage Bonds	4.80	10/15/43	500,000	539,631
Pennsylvania Electric, Sr. Unscd. Notes	5.20	4/1/20	500,000	542,398
Piedmont Natural Gas, Sr. Unscd. Notes	4.10	9/18/34	500,000	491,934
PPL Capital Funding, Gtd. Notes	3.40	6/1/23	400,000	400,830
PPL Capital Funding, Gtd. Notes	4.70	6/1/43	400,000	408,532
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/43	500,000	546,990
Progress Energy, Sr. Unscd. Notes	7.75	3/1/31	480,000	652,407
PSEG Power, Gtd. Notes	2.45	11/15/18	180,000	180,977
Public Service Company of Colorado, First Mortgage Bonds	3.20	11/15/20	1,500,000	1,564,068
Public Service Electric & Gas, First Mortgage Notes	3.15	8/15/24	1,200,000	1,221,234
Public Service Electric & Gas, Sr. Scd. Notes, Ser. D	5.25	7/1/35	230,000	263,098
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/23	400,000	419,298
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/22	1,000,000	979,833
South Carolina Electric & Gas, First Mortgage Bonds	6.63	2/1/32	200,000	250,533
South Carolina Electric & Gas, First Mortgage Bonds	4.50	6/1/64	500,000	472,444
Southern California Edison, First Mortgage Bonds	3.88	6/1/21	1,400,000	1,493,965
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000	87,522
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/29	450,000	574,537
Southern California Gas, First Mortgage Bonds	3.15	9/15/24	500,000	508,147
Southern California Gas, First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000	109,954
Southwestern Electric Power, Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000	163,968
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/44	500,000	503,405
Toledo Edison, Sr. Scd. Notes	6.15	5/15/37	750,000	861,312
Union Electric, Sr. Scd. Notes	6.40	6/15/17	1,000,000	1,074,414
Virginia Electric & Power, Sr. Unscd. Notes	1.20	1/15/18	1,000,000	993,492
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/43	500,000	491,232
Wisconsin Energy, Sr. Unscd. Bonds	3.55	6/15/25	140,000	142,752

55

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 99.9% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 1.9% (continued)
Wisconsin Power & Light, Sr. Unscd. Debs.	4.10	10/15/44	800,000	790,349
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/36	630,000	785,086
				47,577,805
Total Bonds and Notes (cost $2,458,443,888)			2,494,588,925
Other Investment - 8.9%			Shares	Value ($)
Registered Investment Company
Dreyfus Institutional Preferred Plus Money Market Fund (cost $222,668,516)			222,668,516	[g] 222,668,516
Investment of Cash Collateral for Securities Loaned - .7%			Shares	Value ($)
Registered Investment Company; - .7%
Dreyfus Institutional Cash Advantage Fund (cost $16,826,379)			16,826,379	[g] 16,826,379
Total Investments (cost $2,697,938,783)			109.5%	2,734,083,820
Liabilities, Less Cash and Receivables			(9.5%)	(236,649,406)
Net Assets			100.0%	2,497,434,414

GO—General Obligation

REIT—Real Estate Investment Trust

USD—United States Dollar

a Variable rate security--interest rate subject to periodic change.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $11,648,095, or 0.44% of net assets.

c Security, or portion thereof, on loan. At October 31, 2015, the value of the fund’s securities on loan was $139,559,613 and the value of the collateral held by the fund was $154,540,137, consisting of cash collateral of $16,826,379 and U.S. Government & Agency securities valued at $137,713,758.

d The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Purchased on a forward commitment basis.

g Investment in affiliated money market mutual fund.

56

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government & Agencies	67.9
Corporate Bonds	24.6
Money Market Investments	9.6
Foreign/Governmental	4.6
Commercial Mortgage-Backed	1.4
Municipal Bonds	.8
Asset-Backed	.6
109.5

† Based on net assets.

See notes to financial statements.

57

TBA Sale Commitments
October 31, 2015

	Principal Amount ($)		Value ($)
Federal Home Loan Mortgage Corp.:
4.50%, 11/1/18	600,000	[a,b]	620,813
5%, 11/19/22	1,200,000	[a,b]	1,242,937
Total Federal Home Loan Mortgage Corp.	1,800,000	[a,b]	1,863,750

Federal National Mortgage Association:
3.50%, 11/17/30	500,000	[a,b]	527,930
4%, 11/18/29	3,650,000	[a,b]	3,812,875
4.50%, 11/18/29	1,600,000	[a,b]	1,656,376
5%, 11/1/17	300,000	[a,b]	311,039
5.50%, 11/1/29	500,000	[a,b]	520,586
Total Federal National Mortgage Association	6,550,000		6,828,806

Government National Mortgage Association:
5%, 11/1/33	5,600,000	[b]	6,148,406
5.50%, 11/15/32	1,100,000	[b]	1,228,683
Total Government National Mortgage Association	6,700,000		7,377,089
Total Sale Commitments (proceeds $16,064,922)			16,069,645

a  The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Sold on a delayed delivery basis.

58

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $139,559,613)—Note 1(b):
Unaffiliated issuers	2,458,443,888	2,494,588,925
Affiliated issuers	239,494,895	239,494,895
Cash		4,325,916
Receivable for investment securities sold		83,913,383
Receivable for TBA sale commitments—Note 4		16,064,922
Dividends, interest and securities lending income receivable		15,458,028
Receivable for shares of Common Stock subscribed		1,580,414
		2,855,426,483
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		536,068
Payable for investment securities purchased		162,027,463
Payable for open mortgage dollar roll transactions—Note 4		159,805,385
Liability for securities on loan—Note 1(b)		16,826,379
TBA commitment, at value (proceeds $16,064,922)—See Statement of TBA commitments—Note 4		16,069,645
Payable for shares of Common Stock redeemed		2,677,426
Accrued expenses		49,703
		357,992,069
Net Assets ($)		2,497,434,414
Composition of Net Assets ($):
Paid-in capital		2,449,784,293
Accumulated undistributed investment income—net		2,835,959
Accumulated net realized gain (loss) on investments		8,673,848
Accumulated net unrealized appreciation (depreciation) on investments		36,140,314
Net Assets ($)		2,497,434,414

Net Asset Value Per Share	Investor Shares	BASIC Shares
Net Assets ($)	1,040,129,094	1,457,305,320
Shares Outstanding	99,528,565	139,365,976
Net Asset Value Per Share ($)	10.45	10.46

See notes to financial statements.

59

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	58,820,010
Dividends from affiliated issuers	220,755
Income from securities lending—Note 1(b)	184,591
Total Income	59,225,356
Expenses:
Management fee—Note 3(a)	3,707,419
Distribution fees—Note 3(b)	2,922,351
Directors' fees—Note 3(a,c)	194,416
Loan commitment fees—Note 2	26,641
Total Expenses	6,850,827
Less—Directors' fees reimbursed by Dreyfus—Note 3(a)	(194,416)
Net Expenses	6,656,411
Investment Income—Net	52,568,945
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,771,564
Net unrealized appreciation (depreciation) on investments	(27,242,861)
Net Realized and Unrealized Gain (Loss) on Investments	(12,471,297)
Net Increase in Net Assets Resulting from Operations	40,097,648

See notes to financial statements.

60

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014

Operations ($):
Investment income—net	52,568,945	51,633,894
Net realized gain (loss) on investments	14,771,564	22,902,556
Net unrealized appreciation (depreciation) on investments	(27,242,861)	8,616,363
Net Increase (Decrease) in Net Assets Resulting from Operations	40,097,648	83,152,813
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(25,290,429)	(21,289,213)
BASIC Shares	(31,390,119)	(33,708,941)
Net realized gain on investments:
Investor Shares	(9,303,421)	(11,929,675)
BASIC Shares	(9,799,390)	(16,594,600)
Total Dividends	(75,783,359)	(83,522,429)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	385,489,054	591,861,829
BASIC Shares	498,054,862	434,531,737
Dividends reinvested:
Investor Shares	33,898,706	32,932,622
BASIC Shares	36,591,224	44,839,901
Cost of shares redeemed:
Investor Shares	(554,163,604)	(338,025,004)
BASIC Shares	(278,371,987)	(508,208,499)
Increase (Decrease) in Net Assets from Capital Stock Transactions	121,498,255	257,932,586
Total Increase (Decrease) in Net Assets	85,812,544	257,562,970
Net Assets ($):
Beginning of Period	2,411,621,870	2,154,058,900
End of Period	2,497,434,414	2,411,621,870
Undistributed investment income—net	2,835,959	2,329,198
Capital Share Transactions (Shares):
Investor Shares
Shares sold	36,538,910	56,139,224
Shares issued for dividends reinvested	3,213,122	3,148,438
Shares redeemed	(52,562,708)	(32,176,189)
Net Increase (Decrease) in Shares Outstanding	(12,810,676)	27,111,473
BASIC Shares
Shares sold	47,243,451	41,298,790
Shares issued for dividends reinvested	3,466,427	4,283,160
Shares redeemed	(26,412,350)	(48,124,947)
Net Increase (Decrease) in Shares Outstanding	24,297,528	(2,542,997)

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.60	10.62	11.11	10.93	10.80
Investment Operations:
Investment income—net[a]	.21	.23	.24	.30	.34
Net realized and unrealized gain (loss) on investments	(.05)	.14	(.42)	.21	.14
Total from Investment Operations	.16	.37	(.18)	.51	.48
Distributions:
Dividends from investment income—net	(.23)	(.25)	(.28)	(.33)	(.35)
Dividends from net realized gain on investments	(.08)	(.14)	(.03)	-	-
Total Distributions	(.31)	(.39)	(.31)	(.33)	(.35)
Net asset value, end of period	10.45	10.60	10.62	11.11	10.93
Total Return (%)[b]	1.54	3.62	(1.66)	4.75	4.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41	.41	.40
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.00	2.22	2.25	2.67	3.24
Portfolio Turnover Rate	150.80[b]	145.11[b]	94.21[b]	30.42	30.02
Net Assets, end of period ($ x 1,000)	1,040,129	1,190,994	904,779	1,032,597	896,293

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2015, 2014 and 2013 were 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

62

	Year Ended October 31,
BASIC Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.61	10.62	11.12	10.94	10.80
Investment Operations:
Investment income—net[a]	.24	.26	.27	.32	.36
Net realized and unrealized gain (loss) on investments	(.06)	.15	(.43)	.22	.16
Total from Investment Operations	.18	.41	(.16)	.54	.52
Distributions:
Dividends from investment income—net	(.25)	(.28)	(.31)	(.36)	(.38)
Dividends from net realized gain on investments	(.08)	(.14)	(.03)	-	-
Total Distributions	(.33)	(.42)	(.34)	(.36)	(.38)
Net asset value, end of period	10.46	10.61	10.62	11.12	10.94
Total Return (%)[b]	1.79	3.97	(1.50)	5.01	4.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16	.16	.15
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.24	2.47	2.50	2.92	3.31
Portfolio Turnover Rate	150.80[b]	145.11[b]	94.21[b]	30.42	30.02
Net Assets, end of period ($ x 1,000)	1,457,305	1,220,628	1,249,280	1,486,179	1,427,047

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2015, 2014 and 2013 were 79.15%, 89.76% and 67.47%, respectively.

See notes to financial statements.

63

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to match the total return of the Barclays U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

64

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications

65

NOTES TO FINANCIAL STATEMENTS (continued)

as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	13,364,435	-	13,364,435
Commercial Mortgage-Backed	-	35,494,335	-	35,494,335
Corporate Bonds†	-	616,212,158	-	616,212,158
Foreign Government	-	114,605,177	-	114,605,177
Municipal Bonds†	-	19,347,985	-	19,347,985
Mutual Funds	239,494,895	-	-	239,494,895
U.S. Government Agencies/ Mortgage-Backed	-	811,211,096	-	811,211,096
U.S. Treasury	-	884,353,739	-	884,353,739

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
TBA Sales Commitments	-	(16,069,645)	-	(16,069,645)

† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $46,172 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

67

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	202,017,347	509,241,067	488,589,898	222,668,516	8.9
Dreyfus Institutional Cash Advantage Fund	17,606,936	179,279,045	180,059,602	16,826,379	0.7
Total	219,624,283	688,520,112	668,649,500	239,494,895	9.6

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

68

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,562,347, undistributed capital gains $1,628,724 and unrealized appreciation $35,459,050.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $64,339,909 and $55,998,444, and long-term capital gains $11,443,450 and $27,523,985, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $4,618,364 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates

69

NOTES TO FINANCIAL STATEMENTS (continued)

to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $194,416.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no Distribution Plan fee. During the period ended October 31, 2015, Investor shares were charged $2,922,351 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $315,689 and Distribution Plan fees $233,490, which are offset against an expense reimbursement currently in effect in the amount of $13,111.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2015, amounted to $3,825,389,830 and $3,720,522,720, respectively, in addition to $1,764,006,604 in purchases and $1,767,856,616 in sales were from mortgage dollar transactions.

70

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

To-Be-Announced (“TBA”) Securities: During the period ended October 31, 2015, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

At October 31, 2015, the cost of investments for federal income tax purposes was $2,698,620,047; accordingly, accumulated net unrealized appreciation on investments was $35,463,773, consisting of $53,614,898 gross unrealized appreciation and $18,151,125 gross unrealized depreciation.

71

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and TBA Sale Commitments, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

72

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 88.41% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0502 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0336 as a short-term capital gain dividend paid on December 22, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

73

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

74

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

75

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

76

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

77

For More Information

Dreyfus Bond Market Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DBMIX BASIC: DBIRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0310AR1015

Dreyfus Disciplined Stock Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Disciplined Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2014, through October 31, 2015, as provided by John Bailer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Disciplined Stock Fund produced a total return of 6.62%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 5.21% for the same period.2

Despite a variety of macroeconomic headwinds and heightened market volatility, U.S. stocks generally posted moderate gains for the reporting period overall. The fund outperformed its benchmark largely on the strength of strong individual stock selections in the information technology, consumer staples, and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Financial Markets Buffeted by Volatility

Although the U.S. economy continued to recover during the reporting period, the expansion initially proved uneven in the face of severe winter weather. Economic growth regained momentum in the spring of 2015, but investors remained concerned about weakness in international markets, while the increasing value of the U.S. dollar against most other currencies undermined revenues for U.S. exporters. A steep decline in petroleum prices generated challenges for many energy producers, but certain other industries and consumers benefited from lower energy prices.

These conditions contributed to high levels of volatility in U.S. equity markets. Stocks gradually recovered from early weakness, trending higher from February through May 2015, then fell over the summer amid contentious negotiations about the debt crisis in Greece and the Chinese Central Bank’s devaluation of the country’s currency, which exacerbated fears about slowing Chinese economic growth. Equity prices rebounded in October, driving most broad measures of U.S. stock market performance back into positive territory. However, geopolitical and macroeconomic uncertainties continued to unsettle investors, as did mixed signals from the Federal Reserve Board regarding the timing of expected short-term interest rate hikes.

Strong Stock Selections Bolstered Performance

The fund’s sector allocations detracted slightly from relative performance, largely due to underweighted exposure to the consumer discretionary sector and overweighted exposure to

3

DISCUSSION OF FUND PERFORMANCE (continued)

energy stocks. However, good individual stock selections more than made up for these minor allocation shortfalls. The fund achieved its strongest returns compared to the benchmark in the information technology sector, led by networking giant Cisco Systems, which derived better-than-expected earnings from users upgrading to new products; and information services provider Alphabet (formerly Google), which reorganized its management structure while continuing to generate strong revenues. A few holdings in the consumer staples sector, such as bottler Coca-Cola Enterprises and beverage maker Molson Coors Brewing, benefited from intensifying mergers-and-acquisitions activity, while others, such as PepsiCo, were spurred to gains by activist investors forcing a shift in business strategy. Drug store chain CVS Health rose in the midst of increasing health care utilization rates. Construction aggregate producers Martin Marietta Materials and Vulcan Materials gained ground due to improve construction spending trends and a favorable pricing environment.

On the other hand, a few holdings detracted from relative returns. In the consumer discretionary sector, discount retailer Dollar Tree faced increased competition and lower sales than expected, while media company Viacom faced pressure on advertising revenues as more television viewers shifted to online sources of content. In the health care sector, gains among managed care providers, such as UnitedHealth Group and Omnicare, were offset by pullbacks in biotechnology holdings, such as AbbVie and Gilead Sciences, amid concerns over drug pricing issues. Finally, among financial companies, several capital markets firms and money center banks were hurt by low bond yields and by the market’s sporadic aversion to risk.

Positioning the Fund for Further Growth

With interest rates low, energy more affordable, and inflation under control, we believe the U.S. economy is well positioned for continued growth. As of the end of the reporting period, we have found a relatively large number of investments that appear well positioned to prosper in this environment in the energy, financials, information technology, materials, and telecommunications services sectors. Recently increased investments in telecommunications companies, where valuations appear attractive amid a stabilizing business environment, represent a significant recent shift in the fund’s allocation of assets. In contrast, we have trimmed the fund’s exposures to the consumer staples and health care sectors from overweighted to mildly underweighted positions, and the fund holds relatively little exposure to the consumer discretionary, industrials, and utilities sectors.

November 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Fund	6.62%	11.52%	6.83%
Standard & Poor’s 500 Composite Stock Price Index	5.21%	14.32%	7.84%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 5.10
Ending value (after expenses)	$ 1,022.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 5.09
Ending value (after expenses)	$ 1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 99.7%	Shares	Value ($)
Banks - 8.6%
Citigroup	208,650	11,093,920
JPMorgan Chase & Co.	360,884	23,186,797
PNC Financial Services Group	68,715	6,202,216
Wells Fargo & Co.	151,735	8,214,933
		48,697,866
Capital Goods - 4.9%
Honeywell International	54,181	5,595,814
Owens Corning	112,135	5,105,507
Raytheon	51,395	6,033,773
United Technologies	113,802	11,199,255
		27,934,349
Consumer Services - 2.0%
Carnival	209,415	11,325,163
Diversified Financials - 5.4%
Capital One Financial	77,800	6,138,420
Charles Schwab	185,798	5,670,555
Goldman Sachs Group	15,002	2,812,875
Morgan Stanley	171,435	5,652,212
Voya Financial	252,137	10,229,198
		30,503,260
Energy - 8.4%
EOG Resources	161,536	13,867,866
Marathon Oil	161,228	2,963,371
Occidental Petroleum	250,200	18,649,908
Phillips 66	66,421	5,914,790
Schlumberger	80,712	6,308,450
		47,704,385
Food & Staples Retailing - 1.0%
CVS Health	57,275	5,657,624
Food, Beverage & Tobacco - 7.5%
ConAgra Foods	189,693	7,692,051
Kellogg	102,978	7,262,009
Molson Coors Brewing, Cl. B	86,388	7,610,783
Mondelez International, Cl. A	59,712	2,756,306
PepsiCo	114,061	11,655,894
Philip Morris International	63,518	5,614,991
		42,592,034

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.7% (continued)	Shares		Value ($)
Health Care Equipment & Services - 7.0%
Boston Scientific	316,174	[a]	5,779,661
Cardinal Health	70,113		5,763,288
Express Scripts Holding	63,501	[a]	5,485,216
Medtronic	144,248		10,662,812
UnitedHealth Group	101,428		11,946,190
			39,637,167
Insurance - 4.8%
American International Group	136,410		8,602,015
Hartford Financial Services Group	146,595		6,781,485
Prudential Financial	140,085		11,557,012
			26,940,512
Materials - 3.8%
Dow Chemical	137,626		7,111,135
Mosaic	78,759		2,661,267
Vulcan Materials	119,341		11,525,954
			21,298,356
Media - 5.3%
Interpublic Group of Companies	535,766		12,285,114
Omnicom Group	151,191		11,327,230
Viacom, Cl. B	131,812		6,499,650
			30,111,994
Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
Biogen	20,052	[a]	5,825,306
Bristol-Myers Squibb	93,229		6,148,453
Eli Lilly & Co.	37,516		3,060,180
Merck & Co.	170,636		9,326,964
Pfizer	525,409		17,769,332
			42,130,235
Real Estate - .4%
Communications Sales & Leasing	115,702		2,324,453
Retailing - 3.6%
Amazon.com	12,056	[a]	7,545,850
Home Depot	62,675		7,749,137
Ulta Salon Cosmetics & Fragrance	29,693	[a]	5,165,394
			20,460,381
Semiconductors & Semiconductor Equipment - 4.3%
Applied Materials	277,780		4,658,371
Microchip Technology	129,867		6,271,278
Texas Instruments	235,426		13,353,363
			24,283,012

8

Common Stocks - 99.7% (continued)	Shares		Value ($)
Software & Services - 12.3%
Accenture, Cl. A	121,847		13,061,998
Alphabet, Cl. A	12,454	[a]	9,183,455
Alphabet, Cl. C	28,376	[a]	20,169,945
Citrix Systems	57,198	[a]	4,695,956
Facebook, Cl. A	78,696	[a]	8,024,631
salesforce.com	78,535	[a]	6,102,955
Visa, Cl. A	107,572		8,345,436
			69,584,376
Technology Hardware & Equipment - 8.4%
Apple	232,778		27,816,971
Cisco Systems	670,039		19,330,625
			47,147,596
Telecommunication Services - 3.4%
AT&T	564,608		18,920,014
Transportation - 1.1%
Delta Air Lines	117,717		5,984,732
Total Common Stocks (cost $479,363,697)			563,237,509
Other Investments - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	1,832,404	[b]	1,832,404
(cost $1,832,404)
Total Investments (cost $481,196,101)	100.0%		565,069,913
Liabilities, Less Cash and Receivables	.0%		(105,816)
Net Assets	100.0%		564,964,097

a Non-income producing security.

b Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.3
Banks	8.6
Energy	8.4
Technology Hardware & Equipment	8.4
Food, Beverage & Tobacco	7.5
Pharmaceuticals, Biotech & Life Sciences	7.5
Health Care Equipment & Services	7.0
Diversified Financials	5.4
Media	5.3
Capital Goods	4.9
Insurance	4.8
Semiconductors & Semiconductor Equipment	4.3
Materials	3.8
Retailing	3.6
Telecommunication Services	3.4
Consumer Services	2.0
Transportation	1.1
Food & Staples Retailing	1.0
Real Estate	.4
Money Market Investment	.3
100.0

†Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	479,363,697	563,237,509
Affiliated issuers	1,832,404	1,832,404
Dividends and interest receivable		913,408
Receivable for shares of Common Stock subscribed		625
		565,983,946
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		455,398
Cash overdraft due to Custodian		80,402
Payable for investment securities purchased		455,471
Payable for shares of Common Stock redeemed		28,406
Interest payable—Note 2		172
		1,019,849
Net Assets ($)		564,964,097
Composition of Net Assets ($):
Paid-in capital		422,604,112
Accumulated undistributed investment income—net		1,722,148
Accumulated net realized gain (loss) on investments		56,764,025
Accumulated net unrealized appreciation (depreciation) on investments		83,873,812
Net Assets ($)		564,964,097
Shares Outstanding
(245 million shares of $.001 par value Common Stock authorized)		15,809,813
Net Asset Value Per Share ($)		35.74

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $13,085 foreign taxes withheld at source):
Unaffiliated issuers	10,996,030
Affiliated issuers	3,343
Income from securities lending—Note 1(b)	8,042
Total Income	11,007,415
Expenses:
Management fee—Note 3(a)	5,208,494
Distribution fees—Note 3(b)	578,721
Directors' fees—Note 3(a,c)	45,229
Loan commitment fees—Note 2	6,069
Interest expense—Note 2	682
Total Expenses	5,839,195
Less—Directors' fees reimbursed by Dreyfus—Note 3(a)	(45,229)
Net Expenses	5,793,966
Investment Income—Net	5,213,449
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	57,046,728
Net unrealized appreciation (depreciation) on investments	(25,663,507)
Net Realized and Unrealized Gain (Loss) on Investments	31,383,221
Net Increase in Net Assets Resulting from Operations	36,596,670

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	5,213,449	3,841,246
Net realized gain (loss) on investments	57,046,728	60,135,736
Net unrealized appreciation (depreciation) on investments	(25,663,507)	1,923,059
Net Increase (Decrease) in Net Assets Resulting from Operations	36,596,670	65,900,041
Dividends to Shareholders from ($):
Investment income—net	(4,792,211)	(3,662,778)
Net realized gain on investments	(60,119,282)	(93,094,069)
Total Dividends	(64,911,493)	(96,756,847)
Capital Stock Transactions ($):
Net proceeds from shares sold	13,247,735	10,292,272
Dividends reinvested	62,207,630	92,470,836
Cost of shares redeemed	(71,088,155)	(67,019,608)
Increase (Decrease) in Net Assets from Capital Stock Transactions	4,367,210	35,743,500
Total Increase (Decrease) in Net Assets	(23,947,613)	4,886,694
Net Assets ($):
Beginning of Period	588,911,710	584,025,016
End of Period	564,964,097	588,911,710
Undistributed investment income—net	1,722,148	1,300,910
Capital Share Transactions (Shares):
Shares sold	377,080	282,183
Shares issued for dividends reinvested	1,817,819	2,699,912
Shares redeemed	(2,036,240)	(1,846,421)
Net Increase (Decrease) in Shares Outstanding	158,659	1,135,674

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	37.63	40.23	32.56	29.35	28.54
Investment Operations:
Investment income—net[a]	.32	.24	.32	.27	.23
Net realized and unrealized gain (loss) on investments	1.96	3.86	7.67	3.22	.79
Total from Investment Operations	2.28	4.10	7.99	3.49	1.02
Distributions:
Dividends from investment income—net	(.30)	(.24)	(.32)	(.28)	(.21)
Dividends from net realized gain on investments	(3.87)	(6.46)	–	–	–
Total Distributions	(4.17)	(6.70)	(.32)	(.28)	(.21)
Net asset value, end of period	35.74	37.63	40.23	32.56	29.35
Total Return (%)	6.62	11.91	24.72	11.95	3.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets	.90	.65	.90	.85	.76
Portfolio Turnover Rate	65.96	69.22	118.87	70.82	84.19
Net Assets, end of period ($ x 1,000)	564,964	588,912	584,025	522,560	516,493

a Based on average shares outstanding.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

16

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	563,237,509	–	–	563,237,509
Mutual Funds	1,832,404	–	–	1,832,404

† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities

17

NOTES TO FINANCIAL STATEMENTS (continued)

loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $2,238 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,266,457	131,025,979	130,460,032	1,832,404.3
Dreyfus Institutional Cash Advantage Fund	1,195,744	27,078,915	28,274,659	–	–
Total	2,462,201	158,104,894	158,734,691	1,832,404.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

18

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,766,847, undistributed capital gains $57,313,391 and unrealized appreciation $83,279,747.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $23,960,430 and $4,557,893, and long-term capital gains $40,951,063 and $92,198,954, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015 was approximately $57,300 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the

19

NOTES TO FINANCIAL STATEMENTS (continued)

investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $45,229.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and Dreyfus for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2015, the fund was charged $578,721 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $420,023 and Distribution Plan fees $46,669, which are offset against an expense reimbursement currently in effect in the amount of $11,294.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2015, amounted to $378,497,248 and $430,706,742, respectively.

At October 31, 2015, the cost of investments for federal income tax purposes was $481,790,166; accordingly, accumulated net unrealized appreciation on investments was $83,279,747, consisting of $94,986,725 gross unrealized appreciation and $11,706,978 gross unrealized depreciation.

20

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $10,463,659 as ordinary income dividends paid during the year ended October 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 47.86% of ordinary income dividends paid during the year ended October 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also the fund reports the maximum amount allowable but not less than $2.6344 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1.2331 as a short-term capital gain dividend paid on December 11, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

23

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

24

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort Emeritus Board Member

25

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

26

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

27

NOTES

28

NOTES

29

For More Information

Dreyfus Disciplined Stock Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DDSTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0728AR1015A

Dreyfus Money Market Reserves

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Money Market Reserves	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares yielded 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares produced effective yields of 0.00% and 0.00%, respectively.1

The Federal Reserve Board (the “Fed”) left the federal funds rate unchanged, and money market yields remained near historical lows.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party agreements; asset-backed securities; domestic and foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

Uneven U.S. Economic Recovery Continued

U.S. GDP grew at a 2.1% annualized rate during the fourth quarter of 2014 when labor markets strengthened and consumer and business sentiment improved, but growth moderated to an anemic 0.6% annualized rate during the first quarter of 2015. Economic activity was weighed down, in part, by an appreciating U.S. dollar sparked by central banks’ responses to global economic instability and plummeting commodity prices. Severe winter weather also contributed to the slowdown. Nonetheless, job creation generally remained robust, and the unemployment rate fell from 5.7% at the start of the reporting period to 5.5% at the end of March 2015.

The recovery accelerated in the spring. The unemployment rate dipped to 5.4% in April, and 187,000 new jobs were created. In May, employers created 260,000 jobs and average hourly wages rose 0.3%, yet the unemployment rate ticked higher to 5.5%. Meanwhile, stabilizing currency exchange rates enabled the U.S. trade deficit to shrink significantly. Fuel prices rebounded, sending the inflation rate higher. Sentiment in the financial markets deteriorated in June during a debt crisis in Greece, but the U.S. economy continued to gain traction. 245,000 new jobs were added during the month, the unemployment rate fell to 5.3%, and consumer spending rose. The U.S. economy grew at a 3.9% annualized rate over the second quarter.

July brought more good economic news when 223,000 jobs were added and the unemployment rate stayed steady. Average hourly wages increased, as did retail sales. Meanwhile, both the manufacturing and service sectors continued to expand. On the other

3

DISCUSSION OF FUND PERFORMANCE (continued)

hand, U.S. equity markets reacted negatively to greater-than-expected economic weakness in China.

While the unemployment rate fell to 5.1% in August, only 153,000 jobs were added. Economic instability in China continued to roil the financial markets after the country’s central bank depreciated its currency. Commodity prices fell in response, giving back previous gains. On a brighter note, U.S. wages and personal incomes grew at a healthy pace.

Disappointing job creation continued in September with 137,000 positions added. Average hourly wages declined slightly. The unemployment rate stayed steady at 5.1% due to workers leaving the labor force. Although the manufacturing sector expanded for the 33rd straight month, the rate of increase was the lowest in more than two years. On the other hand, activity in the service sector continued to grow strongly, personal incomes rose, and real personal consumption expenditures climbed. U.S. GDP growth decelerated to an estimated 1.5% annualized rate during the third quarter, reflecting high business inventory levels and lower exports.

October brought generally good economic news. An estimated 271,000 jobs were created, and the unemployment rate fell to 5.0%, its lowest level since April 2008. Meanwhile, average annual wages increased at a 4.3% rate compared to September. Retail sales moved mildly higher, and fuel prices continued to decline. In contrast, housing starts fell sharply, ending the month below year-ago levels.

Fed Expected to Raise Rates Gradually

At its October meeting, the Fed again refrained from implementing the first in a series of widely expected rate hikes. Monetary policymakers noted that “economic activity has been expanding at a moderate pace,” but they left the federal funds rate unchanged “to support continued progress toward maximum employment and price stability.” While many analysts expect rate hikes to begin as soon as the Fed’s next meeting in December, those increases are likely to be modest and gradual.

Therefore, we intend for now to maintain the fund’s weighted average maturity in a range we consider to be in line with industry averages, but we are prepared to adjust our strategies quickly as market conditions change. As always, we remain focused on well-established issuers with good quality and liquidity characteristics.

November 16, 2015

The Board of Directors of The Dreyfus/Laurel Funds, Inc. has approved the liquidation of Dreyfus Money Market Reserves, a series of the Company, effective on or about February 26, 2016.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings, and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.11	$ 1.11
Ending value (after expenses)	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% return for the six months ended October 31, 2015
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 1.12	$ 1.12
Ending value (after expenses)	$ 1,024.10	$1,024.10

† Expenses are equal to the fund’s annualized expense ratio of .22% for Investor shares and .22% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
October 31, 2015

Negotiable Bank Certificates of Deposit - 12.4%	Principal Amount ($)		Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.30%, 12/21/15	5,000,000		5,000,000
Mizuho Bank Ltd/NY (Yankee)
0.32%, 11/19/15	5,000,000	[a]	5,000,000
Sumitomo Mitsui Trust Bank (Yankee)
0.34%, 12/18/15	5,000,000	[a]	5,000,000
Wells Fargo Bank, NA
0.31%, 11/2/15	5,000,000	[b]	5,000,000
Total Negotiable Bank Certificates of Deposit (cost $20,000,000)			20,000,000

Commercial Paper - 29.0%

Bank of Nova Scotia
0.32%, 11/2/15	5,000,000	[a,b]	5,000,000
BNP Paribas
0.34%, 12/17/15	5,000,000	[a]	4,997,860
Caisse Centrale Desjardins
0.24%, 11/20/15	6,000,000	[a]	5,999,240
Commonwealth Bank of Australia
0.35%, 11/13/15	5,000,000	[a,b]	5,000,000
Erste Abwicklungsanstalt
0.33%, 2/18/16	5,000,000	[a]	4,995,004
General Electric Capital Corp.
0.25%, 12/1/15	5,000,000		4,998,958
HSBC Bank PLC
0.35%, 11/23/15	5,000,000	[a,b]	5,000,000
Sumitomo Mitsui Banking Corp.
0.31%, 11/30/15	5,000,000	[a]	4,998,751
Westpac Banking Corp.
0.33%, 11/9/15	6,000,000	[a,b]	6,000,000
Total Commercial Paper (cost $46,989,813)			46,989,813

Asset-Backed Commercial Paper - 7.4%

Antalis S.A.
0.23%, 11/3/15	7,000,000	[a]	6,999,911
Collateralized Commercial Paper II Co., LLC
0.31%, 11/6/15	5,000,000	[a]	4,999,785
Total Asset-Backed Commercial Paper (cost $11,999,696)			11,999,696

Time Deposits - 22.2%

Australia and New Zealand Banking Group Ltd. (Grand Cayman)
0.10%, 11/2/15	7,000,000		7,000,000
Credit Agricole (Grand Cayman)
0.07%, 11/2/15	7,000,000		7,000,000

6

Time Deposits - 22.2% (continued)	Principal Amount ($)	Value ($)
DnB Bank (Grand Cayman)
0.05%, 11/2/15	7,000,000	7,000,000
Natixis New York (Grand Cayman)
0.06%, 11/2/15	8,000,000	8,000,000
Swedbank
0.04%, 11/2/15	7,000,000	7,000,000
Total Time Deposits (cost $36,000,000)		36,000,000

U.S. Government Agency - 12.4%

Federal Home Loan Bank
0.18% - 0.26%, 3/14/16 - 4/27/16
(cost $19,980,581)	20,000,000	19,980,581

Repurchase Agreement - 15.4%

Credit Agricole CIB

0.07%, dated 10/30/15, due 11/2/15 in the amount of $25,000,146 (fully collateralized by $326,284 U. S. Treasury Bills, due 11/19/15-8/18/16, value $326,115, $3,406,928 U.S. Treasury Bonds, 2.50%-9.88%, due 11/15/15-8/15/45, value $4,246,963, $29,989 U.S. Treasury Floating Rate Notes, 0.07%-0.09%, due 4/30/16-10/31/16, value $29,989, $8,081,806 U.S. Treasury Inflation Protected Securities, 0.13%-2.63%, due 1/15/16-2/15/45, value $8,627,731 and $12,200,372 U.S. Treasury Notes, 0.25%-5.13%, due 10/31/15-8/15/25, value $12,269,202)

(cost $25,000,000)	25,000,000	25,000,000

Total Investments (cost $159,970,090)	98.8%	159,970,090
Cash and Receivables (Net)	1.2%	1,994,453
Net Assets	100.0%	161,964,543

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to $63,990,551 or 39.5% of net assets.

b Variable rate security--interest rate subject to periodic change.

Portfolio Summary (Unaudited) †
Value (%)

Banking	60.5
Repurchase Agreements	15.4
U.S. Government Agency	12.4
Asset-Backed/Financial Services	4.3
Asset-Backed/Banking	3.1
Finance	3.1
98.8

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $25,000,000)—Note 1(b)	159,970,090	159,970,090
Cash		1,991,111
Interest receivable		18,231
Receivable for shares of Common Stock subscribed		76
		161,979,508
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		14,965
		14,965
Net Assets ($)		161,964,543
Composition of Net Assets ($):
Paid-in capital		161,964,543
Net Assets ($)		161,964,543

Net Asset Value Per Share	Investor Shares	Class R
Net Assets ($)	142,818,979	19,145,564
Shares Outstanding	142,818,950	19,145,564
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Interest Income	340,839
Expenses:
Management fee—Note 2(a)	879,193
Distribution fees—Note 2(b)	301,537
Directors’ fees—Note 2(a,c)	20,392
Total Expenses	1,201,122
Less—reduction in expenses due to undertaking—Note 2(a)	(839,944)
Less—Directors’ fees reimbursed by Dreyfus—Note 2(a)	(20,392)
Net Expenses	340,786
Investment Income—Net ,representing net increase in net assets resulting from operations	53

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	53	70
Net realized gain (loss) on investments	-	634
Net Increase (Decrease) in Net Assets Resulting from Operations	53	704
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(311)	(55)
Class R	(48)	(15)
Total Dividends	(359)	(70)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	133,236,479	182,967,163
Class R	286,797,122	170,274,717
Dividends reinvested:
Investor Shares	303	55
Class R	31	4
Cost of shares redeemed:
Investor Shares	(140,743,441)	(210,349,839)
Class R	(313,865,308)	(185,373,041)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(34,574,814)	(42,480,941)
Total Increase (Decrease) in Net Assets	(34,575,120)	(42,480,307)
Net Assets ($):
Beginning of Period	196,539,663	239,019,970
End of Period	161,964,543	196,539,663

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.19	.15	.18	.25	.24
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	142,819	150,326	177,708	174,659	208,675

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.19	.15	.18	.25	.24
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	19,146	46,214	61,312	95,408	80,785

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 2 billion shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors through financial intermediaries and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

13

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not

14

obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	159,970,090
Level 3 - Significant Unobservable Inputs	-
Total	159,970,090
† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

15

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were all ordinary income.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $306 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

16

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $20,392.

Dreyfus has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $839,944 during the period ended October 31, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2015, Investor shares were charged $301,537 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $52,641 and Distribution Plan fees $23,964, which are offset against an expense reimbursement currently in effect in the amount of $61,640.

17

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

NOTE 4—Pending Liquidation:

At a Board meeting held on October 28-29, 2015, the Board approved the liquidation of the fund, effective on or about February 26, 2016. Effective November 30, 2015, the fund closed to any investments for new accounts, with certain exceptions.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As disclosed in Note 4 to the financial statements, the Board of Directors of the Fund approved the liquidation of the Fund effective on or about February 26, 2016.

New York, New York
December 30, 2015

19

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 89.58% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

20

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

21

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

22

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

23

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

24

NOTES

25

For More Information

Dreyfus Money Market Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DPIXX Class R: DPOXX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 1556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-SCR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0317AR1015

Dreyfus Opportunistic Fixed Income Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Opportunistic Fixed Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by David Leduc, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of -2.93%, Class C shares returned -3.66%, Class I shares returned -2.65%, and Class Y shares returned -2.59%.1 In comparison, the Citibank 30-day Treasury Bill Index (the “Index”) achieved a total return of 0.01% for the same period.2

Fixed-income securities produced disparate returns over the reporting period, with longer term U.S. government securities outperforming riskier high yield bonds. The fund lagged its benchmark, mainly due to its exposure to lower rated market sectors.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries, and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability, and extensive research into the credit history and current financial strength of the securities’ issuers.

Volatility Roiled Bond Markets

The reporting period began during a U.S. bond market rally in which aggressively accommodative monetary policies in Europe and Japan sent yields of sovereign bonds sharply lower, and intensifying demand from global investors seeking higher yielding alternatives sent longer term U.S. interest rates lower. Investor demand began to normalize in early 2015, and robust employment gains briefly sent long-term bond yields higher until investors responded to weaker-than-expected data stemming from a strengthening U.S. dollar and severe winter weather. The economy regained strength in the spring, and rising long-term U.S. Treasury yields erased previous price gains. However, renewed worries about economic instability in China again sparked a flight to quality over the summer, causing long-term bond yields to fall and prices to rise.

U.S. government securities produced some of the market’s higher returns in this turbulent environment, and investment-grade corporate bonds generally provided mildly positive total returns. In contrast, high yield securities lost value as credit spreads widened. Emerging-markets debt securities fared particularly poorly due to persistent economic concerns and plummeting commodity prices. Volatility among higher yielding, lower rated bonds were especially severe in August and September 2015.

3

DISCUSSION OF FUND PERFORMANCE (continued)

High Yield Exposure Dampened Fund Results

The fund’s underperformance compared to its benchmark was due, in large part, to its exposure to high yield securities, particularly those from issuers in the energy sector. Energy-related bonds were hit especially hard late in the reporting period by falling commodity prices and renewed concerns about global economic growth. Investment-grade corporate bonds detracted more mildly from relative results, mainly due to weakness exhibited by one holding from a major metals-and-mining company. To a lesser degree, the fund’s relative performance also was hampered by the impact of a strengthening U.S. dollar on some currency positions, including the Mexican peso and Norwegian krone, and by weakness among emerging-markets bonds denominated in U.S. dollars.

The fund achieved more positive results from asset-backed securities and commercial mortgage-backed securities, which fared relatively well amid robust demand for higher income in the recovering U.S. economy. Sovereign bonds from Australia and the peripheral nations of Europe also added value over the reporting period. As for our interest rate strategies, an emphasis on two- and 30-year maturities enabled the fund to benefit from narrowing yield differences across the market’s maturity spectrum, but our duration management strategy had little material influence on relative results.

During the reporting period, we employed swap options, credit default swaps, interest-rate futures contracts, and currency forward contracts to establish our strategies.

Finding Value in Dislocated Markets

We currently expect heightened fixed-income market volatility to persist over the near term. The Federal Reserve Board is widely expected to begin raising short-term interest rates, perhaps as soon as December 2015. In contrast, central banks in Europe, Japan, and China appear set to adopt more accommodative monetary policies.

In anticipation of these developments, we have maintained a more cautiously constructive investment posture. As of the reporting period’s end, the fund’s largest allocation was to asset-backed and commercial mortgage-backed securities, which we believe can provide attractive levels of income and stability. Although we recently reduced the fund’s exposure to high yield securities, we have maintained a significant allocation to the asset class, focusing on shorter maturities in areas where we have identified attractive values. We also have maintained a modest position in overseas securities in markets where interest rates appear likely to fall.

November 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses.

4

For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the Dreyfus Corporation pursuant to an agreement in effect through March 1, 2016, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

² SOURCE: Lipper, Inc. - U.S. Treasury Bill Indices. These indices measure return equivalents of yield averages that are not marked to market. For example, the U.S. 1-Month and 3-Month Treasury Bill Indices consist of the last one-month and three-month Treasury bill month-end rates, respectively. Returns for these indices are calculated on a monthly basis only.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Opportunistic Fixed Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi 1-Month US Treasury Bill Index

† Source: Lipper Inc.

†† The total return figures presented for Class Yshares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Opportunistic fixed Income Fund on 7/11/6 (inception date) to a $10,000 investment made in the Citi 1-Month US Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15
	Inception	1 Year	5 Years		From
	Date				Inception
Class A shares
with maximum sales charge (4.5%)	7/11/06	-7.32%	1.39%		4.40%
without sales charge	7/11/06	-2.93%	2.32%		4.92%
Class C shares
with applicable redemption charge †	7/11/06	-4.59%	1.56%		4.13%
without redemption	7/11/06	-3.66%	1.56%		4.13%
Class I shares	7/11/06	-2.65%	2.59%		5.19%
Class Y shares	7/1/13	-2.59%	2.47%	††	5.00%	††
Citi 1-Month US Treasury Bill Index	6/30/06	0.01%	0.04%		0.93%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A.

††† For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/11/06.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads)and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.37	$ 8.07	$ 3.11	$ 2.86
Ending value (after expenses)	$ 950.10	$ 952.30	$ 957.40	$ 957.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.53	$ 8.34	$ 3.21	$ 2.96
Ending value (after expenses)	$ 1,020.72	$ 1,016.94	$ 1,022.03	$ 1,022.28

† Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.64% for Class C, .63% for Class I and .58% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2015

Bonds and Notes - 93.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Certificates - 5.7%
CIT Equipment Collateral, Ser. 2014-VT1, Cl. C	2.65	2/20/20	1,475,000	[b]	1,491,506
DB Master Finance LLC, Ser. 2015-1A, Cl. A2I	3.26	2/20/45	3,855,625	[b]	3,869,875
Dell Equipment Finance Trust, Ser. 2014-1, Cl. D	2.68	6/22/20	3,402,000	[b]	3,410,794
Dell Equipment Finance Trust, Ser. 2015-1, Cl. D	2.84	9/22/20	3,723,000	[b]	3,684,937
IndyMac Residential Asset-Backed Trust, Ser. 05-D, Cl. AII4	0.55	3/25/36	4,225,000	[c]	3,732,682
OneMain Financial Issuance Trust, Ser. 2014-1A, Cl. B	3.24	6/18/24	4,000,000	[b]	4,018,156
Popular ABS Mortgage Pass-Through Trust, Ser. 2007-A, Cl. A2	0.45	6/25/47	4,361,000	[c]	3,802,299
Securitized Asset Backed Receivables Trust, Ser. 2005-FR3, Cl. M1	0.90	4/25/35	106,671	[c]	106,351
Springleaf Funding Trust, Ser. 2013-BA, Cl. A	3.92	1/16/23	2,710,000	[b]	2,714,634
Springleaf Funding Trust, Ser. 2015-AA, Cl. A	3.16	11/15/24	4,425,000	[b]	4,461,284
Springleaf Funding Trust, Ser. 2015-AA, Cl. B	3.62	11/15/24	1,925,000	[b]	1,928,042
Trafigura Securitisation Finance, Ser. 2014-1A, Cl. B	2.45	10/15/21	1,560,000	[b,c]	1,563,494
Wendys Funding, Ser. 2015-1A, Cl. A2II	4.08	6/15/45	3,100,000	[b]	3,124,809
				37,908,863
Asset-Backed Ctfs./Auto Receivables - 8.2%
Capital Auto Receivables Asset Trust, Ser. 2014-3, Cl. D	3.14	2/20/20	1,250,000		1,253,232
Chrysler Capital Auto Receivables Trust, Ser. 2014-BA, Cl. D	3.44	8/16/21	3,236,000	[b]	3,278,210
DT Auto Owner Trust, Ser. 2013-1A, Cl. D	3.74	5/15/20	2,885,000	[b]	2,906,076
DT Auto Owner Trust, Ser. 2013-2A, Cl. D	4.18	6/15/20	2,575,000	[b]	2,606,022
DT Auto Owner Trust, Ser. 2014-1A, Cl. D	3.98	1/15/21	5,245,000	[b]	5,277,903
DT Auto Owner Trust, Ser. 2014-2A, Cl. C	2.46	1/15/20	955,000	[b]	955,138
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	3,400,000	[b]	3,417,150
DT Auto Owner Trust, Ser. 2015-2A, Cl. D	4.25	2/15/22	2,470,000	[b]	2,465,295
DT Auto Owner Trust, Ser. 2015-3A, Cl. D	4.53	10/17/22	5,280,000	[b]	5,307,600
Exeter Automobile Receivables Trust, Ser. 2013-1A, Cl. C	3.52	2/15/19	3,680,000	[b]	3,704,515
Exeter Automobile Receivables Trust, Ser. 2013-2A, Cl. C	4.35	1/15/19	2,350,000	[b]	2,391,623
GM Financial Automobile Leasing Trust, Ser. 2014-1A, Cl. D	2.51	3/20/19	3,500,000	[b]	3,497,761

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./Auto Receivables - 8.2% (continued)
GM Financial Automobile Leasing Trust, Ser. 2015-1, Cl. D	3.01	3/20/20	1,650,000		1,639,852
GO Financial Auto Securitization Trust, Ser. 2015-1, Cl. B	3.59	10/15/20	2,850,000	[b]	2,852,628
Santander Drive Auto Receivables Trust, Ser. 2014-1, Cl. D	2.91	4/15/20	1,225,000		1,234,584
Santander Drive Auto Receivables Trust, Ser. 2014-4, Cl. D	3.10	11/16/20	2,970,000		2,958,870
Santander Drive Auto Receivables Trust, Ser. 2014-5, Cl. D	3.21	1/15/21	5,650,000		5,702,042
Santander Drive Auto Receivables Trust, Ser. 2015-1, Cl. D	3.24	4/15/21	1,825,000		1,824,336
Westlake Automobile Receivables Trust, Ser. 2014-2A, Cl. D	2.86	7/15/21	1,875,000	[b]	1,849,871
				55,122,708
Asset-Backed Ctfs./Home Equity Loans - 6.9%
ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-ASP1, Cl. M1	0.88	9/25/35	3,924,188	[c]	3,159,464
ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASAP3, Cl. A1	0.34	6/25/36	3,827,489	[c]	3,183,868
ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-HE2, Cl. A2C	0.36	5/25/36	808,397	[c]	728,949
Argent Securities Trust, Ser. 2006-M1, Cl. A2B	0.29	7/25/36	9,863,441	[c]	4,186,585
Asset Backed Funding Certificates Trust, Ser. 2006-OPT3, Cl. A3B	0.36	11/25/36	297,340	[c]	166,854
Asset Backed Securities Corporation Home Equity Loan Trust, Ser. 2007-HE1, Cl. A4	0.34	12/25/36	3,917,457	[c]	3,193,409
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2	0.31	1/25/37	4,845,315	[c]	3,559,700
Carrington Mortgage Loan Trust, Ser. 2007-HE1	0.35	6/25/37	6,495,441	[c]	5,947,171
Colony American Homes, Ser. 2015-1A, Cl. F	3.85	7/17/32	5,585,000	[b,c]	5,233,129
Countrywide Asset-Backed Certificates, Ser. 2004-1, Cl. M5	1.77	1/25/34	1,891,199	[c]	1,771,961
HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Cl. 2A3	0.49	11/25/35	1,836,191	[c]	1,735,800
HSI Asset Securitization Corp. Trust, Ser. 2007-WF1, Cl. 2A3	0.37	5/25/37	2,551,001	[c]	2,453,520
JP Morgan Mortgage Acquisition Corp., Ser. 2006-FRE1, Cl. A3	0.39	5/25/35	284,580	[c]	280,605
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Cl. AF6	4.57	11/25/36	777,111	[c]	783,293
MASTR Asset Backed Securities Trust, Ser. 2006-AM2, Cl. A3	0.37	6/25/36	1,269,093	[c]	1,011,375
Morgan Stanley ABS Capital I Trust, Ser. 2006-NC4, Cl. A2C	0.35	6/25/36	424,162	[c]	383,429
Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Cl. A3	0.36	4/25/36	462,326	[c]	327,229
New Century Home Equity Loan Trust, Ser. 2006-1, Cl. A2B	0.38	5/25/36	1,290,594	[c]	962,834

10

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Asset-Backed Ctfs./Home Equity Loans - 6.9% (continued)
NovaStar Mortgage Funding Trust, Ser. 2006-4, Cl. A2D	0.45	9/25/36	859,831	[c]	459,044
Residential Asset Mortgage Products Trust, Ser. 2007-RZ1, Cl. A2	0.36	2/25/37	1,126,898	[c]	1,035,476
Saxon Asset Securities Trust, Ser. 2007-3, Cl. 2A2	0.52	9/25/47	4,850,000	[c]	4,387,599
Structured Asset Securities Corp., Ser. 2002-BC1, Cl. M2	3.65	8/25/32	987,364	[c]	958,033
				45,909,327
Casinos - 1.3%
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	4,000,000	[b]	3,920,000
Scientific Games International, Gtd. Notes	10.00	12/1/22	5,235,000		4,659,150
				8,579,150
Commercial Mortgage Pass-Through Ctfs. - 11.6%
A10 Term Asset Financing, Ser. 2013-2, Cl. A	2.62	11/15/27	585,440	[b]	589,270
Banc of America Commercial Mortgage Trust, Ser. 2007-2, Cl. AJ	5.63	4/10/49	5,930,000	[c]	5,964,087
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2006-PWR14, Cl. AJ	5.27	12/11/38	4,433,000		4,425,186
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR16, Cl. AJ	5.70	6/11/40	4,550,000	[c]	4,625,463
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR17, Cl. AJ	5.88	6/11/50	1,725,000	[c]	1,769,324
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ	6.18	6/11/50	1,025,000	[c]	1,038,050
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Cl. AJ	5.71	12/10/49	2,900,000	[c]	2,665,522
Citigroup Commercial Mortgage Trust, Ser. 2013-375P, Cl. E	3.52	5/10/35	200,000	[b,c]	183,366
Commercial Mortgage Trust, Ser. 2006-C8, Cl. AJ	5.38	12/10/46	8,640,000		8,593,464
Commercial Mortgage Trust, Ser. 2015-CR23, Cl. CMD	3.68	5/10/48	4,100,000	[b,c]	3,973,870
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. E	4.37	9/15/37	2,835,000	[b]	2,603,198
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM	5.46	12/12/43	730,000		739,419
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LD12, Cl. AJ	6.01	2/15/51	6,405,000	[c]	6,492,348
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2007-LDPX, Cl. AM	5.46	1/15/49	4,175,000	[c]	4,284,529
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-INN, Cl. E	3.80	6/15/29	3,375,000	[b,c]	3,352,502

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)[a]		Value ($)
Commercial Mortgage Pass-Through Ctfs. - 11.6% (continued)
LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Cl. AJ	6.12	7/15/40	1,573,000	[c]	1,622,153
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Cl. AJ	5.67	5/12/39	2,740,000	[c]	2,755,361
ML-CFC Commercial Mortgage Trust, Ser. 2006-4, Cl. AJ	5.24	12/12/49	4,600,000		4,590,301
ML-CFC Commercial Mortgage Trust, Ser. 2007-9, Cl. AJ	6.19	9/12/49	1,310,000	[c]	1,315,554
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM	5.68	4/15/49	2,400,000	[c]	2,477,359
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C24, Cl. AJ	5.66	3/15/45	4,175,000	[c]	4,188,784
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C29, Cl. AJ	5.37	11/15/48	5,125,000	[c]	5,090,268
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Cl. AJ	5.71	6/15/49	3,950,000	[c]	4,034,322
				77,373,700
Consumer Discretionary - 1.6%
Acosta, Sr. Unscd. Notes	7.75	10/1/22	3,640,000	[b]	3,530,800
General Motors, Sr. Unscd. Notes	5.20	4/1/45	2,970,000		2,951,387
Volkswagen International Finance, Gtd. Notes	1.60	11/20/17	2,325,000	[b]	2,259,361
Volkswagen International Finance, Notes	2.38	3/22/17	2,025,000	[b]	2,014,344
				10,755,892
Consumer Staples - 1.2%
JBS USA Finance, Sr. Unscd. Notes	5.75	6/15/25	5,665,000	[b]	5,509,212
Kraft Heinz Foods, Scd. Notes	4.88	2/15/25	1,670,000	[b]	1,797,174
Walgreens Boots Alliance, Gtd. Notes	3.80	11/18/24	750,000		745,791
				8,052,177
Energy - 11.1%
Antero Resources, Gtd. Notes	6.00	12/1/20	2,750,000		2,653,750
Antero Resources, Gtd. Notes	5.38	11/1/21	625,000	[d]	578,125
Antero Resources, Gtd. Notes	5.63	6/1/23	1,550,000	[b]	1,433,750
Bonanza Creek Energy, Gtd. Notes	5.75	2/1/23	4,500,000		3,037,500
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	3,505,000		3,351,656
Chesapeake Energy, Gtd. Notes	6.50	8/15/17	1,665,000		1,538,044
Chesapeake Energy, Gtd. Notes	6.63	8/15/20	3,375,000	[d]	2,303,437
Cimarex Energy, Gtd. Notes	5.88	5/1/22	1,055,000		1,114,354

12

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)[a]	Value ($)
Energy - 11.1% (continued)
Continental Resources, Gtd. Notes	5.00	9/15/22	735,000	661,500
Continental Resources, Gtd. Notes	3.80	6/1/24	1,025,000	859,384
Freeport-McMoran Oil & Gas, Gtd. Notes	6.88	2/15/23	6,501,000	5,737,132
Genesis Energy, Gtd. Notes	6.75	8/1/22	2,500,000	2,450,000
Kinder Morgan, Gtd. Notes	5.30	12/1/34	1,230,000	1,038,623
Kinder Morgan, Gtd. Notes	5.55	6/1/45	1,425,000	1,203,593
Kinder Morgan, Sr. Unscd. Notes	7.80	8/1/31	2,325,000	2,360,931
Laredo Petroleum, Gtd. Notes	5.63	1/15/22	2,500,000	[d]	2,362,500
Lukoil International Finance, Gtd. Notes	6.13	11/9/20	1,100,000	1,141,250
MMC Norilsk Nickel, Sr. Unscd Notes	4.38	4/30/18	3,400,000	[d]	3,430,546
Newfield Exploration, Sr. Unscd. Notes	5.75	1/30/22	2,600,000	2,652,000
Noble Energy, Sr. Unscd. Notes	5.25	11/15/43	650,000	600,834
Noble Energy, Sr. Unscd. Notes	5.05	11/15/44	1,000,000	918,271
Northern Oil and Gas, Sr. Unscd. Notes	8.00	6/1/20	1,980,000	[d]	1,647,360
Northern Oil and Gas, Sr. Unscd. Notes	8.00	6/1/20	2,225,000	1,851,200
NRG Energy, Gtd. Notes	6.25	7/15/22	4,425,000	4,093,125
NRG Energy, Gtd. Notes	6.25	5/1/24	2,400,000	2,160,000
Odebrecht Offshore Drilling Finance, Sr. Scd. Notes	6.63	10/1/23	186,840	63,059
Odebrecht Offshore Drilling Finance, Sr. Scd. Notes	6.75	10/1/23	4,371,932	[d]	1,506,131
Pacific Rubiales Energy, Gtd. Notes	5.38	1/26/19	3,150,000	[d]	1,386,000
Petrobras Global Finance, Gtd. Notes	2.00	5/20/16	2,380,000	2,351,440
Petrobras International Finance, Gtd. Notes	6.13	10/6/16	4,995,000	[d]	5,049,945
Sanchez Energy, Gtd. Notes	7.75	6/15/21	745,000	[d]	596,000
Transocean, Gtd. Notes	3.00	10/15/17	5,255,000	[c]	4,837,227
Unit, Gtd. Notes	6.63	5/15/21	4,225,000	3,401,125
YPF, Sr. Unscd. Notes	8.50	7/28/25	4,000,000	[d]	3,952,000
74,321,792
Financials - 18.1%
Allianz, Jr. Sub. Bonds	EUR	3.38	9/29/49	1,400,000	1,527,755

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 18.1% (continued)
Allianz Finance II, Gtd. Notes	EUR	5.75	7/8/41	1,500,000		1,920,624
Ally Financial, Gtd. Notes		8.00	11/1/31	2,950,000		3,587,937
Ally Financial, Sr. Unscd. Notes		3.60	5/21/18	1,820,000		1,847,300
American International Group, Jr. Sub. Debs., Ser. A3	EUR	4.88	3/15/67	7,900,000		8,947,855
ARC Properties Operating Partnership, Gtd. Notes		2.00	2/6/17	12,790,000		12,639,078
AXA, Jr. Sub. Notes	EUR	5.78	7/29/49	3,895,000		4,410,570
Bank of America, Sub. Notes		6.11	1/29/37	1,475,000		1,715,005
China Cinda Finance 2015, Gtd. Notes		3.13	4/23/20	3,460,000	[b]	3,403,529
Citigroup, Sub. Notes		4.45	9/29/27	11,370,000		11,385,850
CNO Financial Group, Sr. Unscd. Notes		5.25	5/30/25	3,775,000		4,025,094
Credit Suisse Group, Sub. Notes		6.50	8/8/23	1,600,000	[b]	1,755,520
General Electric Capital, Sub. Debs.		6.38	11/15/67	8,150,000	[c]	8,724,575
General Motors Financial, Gtd. Notes		3.10	1/15/19	1,925,000		1,932,842
General Motors Financial, Gtd. Notes		1.88	1/15/20	3,575,000	[c]	3,536,547
Goldman Sachs Group, Sub. Notes		5.15	5/22/45	2,555,000		2,574,390
HSBC Holdings, Jr. Sub. Bonds		6.38	12/29/49	2,750,000	[c]	2,722,500
HSBC Holdings, Jr. Sub. Bonds		5.63	12/29/49	2,110,000	[c,d]	2,111,319
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	1,425,000	[b]	1,392,938
HUB International, Sr. Unscd. Notes		7.88	10/1/21	3,890,000	[b]	3,890,000
Icahn Enterprises, Gtd. Notes		5.88	2/1/22	2,210,000	[d]	2,284,587
ING Groep, Jr. Sub. Notes		6.50	12/29/49	2,515,000	[c]	2,470,987
Intesa Sanpaolo, Gtd. Bonds		5.25	1/12/24	2,000,000		2,178,244
Liberty Mutual Group, Gtd. Bonds		4.85	8/1/44	2,200,000	[b]	2,177,353
Lloyds Banking Group, Jr. Sub. Bonds		7.50	4/30/49	2,373,000	[c,d]	2,527,245
Lloyds Banking Group, Sub. Notes		4.50	11/4/24	3,075,000	[d]	3,132,961
Quicken Loans, Gtd. Notes		5.75	5/1/25	525,000	[b]	523,031
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	12/29/49	3,425,000	[c]	3,553,437
Royal Bank of Scotland Group, Jr. Sub. Bonds		8.00	12/29/49	3,350,000	[c,d]	3,509,125

14

Bonds and Notes - 93.7% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)[a]		Value ($)
Financials - 18.1% (continued)
Volkswagen Group of America, Gtd. Notes		1.25	5/23/17	2,125,000	[b]	2,070,793
Wells Fargo & Co., Sub. Notes		4.65	11/4/44	5,200,000		5,146,643
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.		6.50	5/9/67	6,837,000	[b,c]	7,007,925
					120,633,559
Foreign/Governmental - 8.4%
Argentine Government, Sr. Unscd. Bonds		0.00	12/15/35	15,000,000	[c]	1,499,250
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	5,772,000		2,697,820
Brazil Minas, Govt. Gtd. Notes		5.33	2/15/28	3,725,000		3,049,844
Dominican Republic Government, Sr. Unscd. Bonds		5.50	1/27/25	3,700,000		3,672,250
Ghanaian Government, Sr. Unscd. Bonds		8.50	10/4/17	5,125,000		5,183,015
Jamaican Government, Sr. Unscd. Notes		6.75	4/28/28	1,955,000		1,994,100
Jamaican Government , Sr. Unscd. Notes		7.88	7/28/45	1,800,000		1,822,500
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	240,000,000		18,634,675
Polish Government, Bonds, Ser. 0725	PLN	3.25	7/25/25	49,600,000		13,487,552
Turkish Government, Bonds	TRY	8.00	3/12/25	12,200,000		3,797,592
					55,838,598
Health Care - 1.4%
Endo Finance, Gtd. Notes		6.00	7/15/23	5,390,000	[b]	5,416,950
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/23	3,825,000	[d]	3,815,437
					9,232,387
Industrials - .6%
United Rentals North America, Gtd. Notes		5.50	7/15/25	3,800,000		3,804,750
Information Technology - 2.2%
Ensemble S Merger Sub, Sr. Notes		9.00	9/30/23	4,050,000	[b]	4,075,312
First Data, Gtd. Notes		7.00	12/1/23	1,900,000	[b]	1,942,750
HP Enterprise, Gtd. Notes		6.35	10/15/45	1,600,000	[b]	1,555,026
Infor Software Parent, Gtd. Notes		7.13	5/1/21	4,060,000	[b,d]	3,529,642
Infor US, Gtd. Notes		6.50	5/15/22	1,990,000	[b]	1,890,500
Microsoft, Sr. Unscd. Notes		4.45	11/3/45	1,950,000		1,988,789
					14,982,019

15

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Materials - 5.3%
ArcelorMittal, Sr. Unscd. Bonds	5.13	6/1/20	3,400,000	[d]	3,275,696
Ardagh Packaging Finance, Gtd. Notes	6.75	1/31/21	3,800,000	[b,d]	3,914,000
Ardagh Packaging Finance, Sr. Scd. Notes	3.34	12/15/19	1,315,000	[b,c]	1,298,563
Beverage Packaging Holdings II, Gtd. Notes	6.00	6/15/17	3,800,000	[b]	3,833,250
BWAY Holding, Sr. Unscd. Notes	9.13	8/15/21	3,450,000	[b]	3,372,375
Freeport-McMoRan, Gtd. Notes	4.55	11/14/24	2,400,000	[d]	1,932,000
Glencore Finance Canada, Gtd. Notes	2.70	10/25/17	2,850,000	[b,c]	2,654,593
Glencore Finance Canada, Gtd. Notes	5.55	10/25/42	330,000	[b,c]	258,188
Glencore Funding, Gtd. Notes	2.13	4/16/18	425,000	[b]	371,026
Glencore Funding, Gtd. Notes	4.00	4/16/25	1,325,000	[b,d]	1,028,787
Teck Resources, Gtd. Notes	3.85	8/15/17	2,635,000		2,450,550
Teck Resources, Gtd. Notes	2.50	2/1/18	2,825,000	[d]	2,422,437
Vedanta Resources, Sr. Unscd. Notes	6.75	6/7/16	8,750,000	[d]	8,706,250
				35,517,715
Municipal Bonds - 1.1%
Georgetown University, GO (Insured; National Public Finance Guarantee Corp.)	0.33	4/1/29	7,700,000		7,084,000
Residential Mortgage Pass-Through Ctfs. - 2.2%
Bear Stearns ALT-A Trust, Ser. 2005-4, Cl. 24A1	2.54	5/25/35	1,471,625	[c]	1,449,074
Connecticut Avenue Securities, Ser. 2014-C02, Cl. 1M2	2.80	5/25/24	3,640,000	[c]	3,177,125
Connecticut Avenue Securities, Ser. 2015-C03, Cl. 1M2	5.20	7/25/25	2,100,000	[c]	2,094,863
CS First Boston Commercial Mortgage Trust, Ser. 2005-8, Cl. 9A4	5.50	9/25/35	764,730		704,832
GSR Mortgage Loan Trust, Ser. 2005-8F, Cl. 2A6	5.50	11/25/35	4,475,199		4,438,669
Residential Asset Securitization Trust, Ser. 05-A4, Cl. A1	0.65	4/25/35	1,594,452	[c]	1,210,134
Residential Funding Mortgage Securities Trust, Ser. 2005-S9, Cl. A9	5.50	12/25/35	756,352		743,844
Structured Asset Securities Corp. Mortgage Pass-through Certificates, Ser. 2004-11XS, Cl. 1A5A	6.25	6/25/34	180,000	[c]	184,538
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR12, Cl. 2A11	2.68	6/25/35	720,030	[c]	726,481
				14,729,560

16

Bonds and Notes - 93.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($) [a]	Value ($)
Telecommunications - 4.7%
Alcatel-Lucent USA, Sr. Unscd. Notes	6.45	3/15/29	580,000	614,800
Altice, Gtd. Notes	7.75	5/15/22	4,090,000	[b]	3,946,850
Altice Financing, Sr. Scd. Notes	6.63	2/15/23	450,000	[b]	452,250
Digicel, Gtd. Notes	6.75	3/1/23	2,050,000	[b]	1,855,250
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	12,227,000	[b]	10,882,030
Frontier Communications, Sr. Unscd. Notes	6.25	9/15/21	2,320,000	2,083,360
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	1,800,000	[b]	1,872,000
Intelsat Luxembourg, Gtd. Bonds	7.75	6/1/21	1,150,000	684,250
Interoute Finco, Sr. Scd. Bonds	EUR	7.38	10/15/20	2,675,000	[b]	3,116,882
Sprint, Gtd. Notes	7.88	9/15/23	1,900,000	1,762,250
T-Mobile USA, Gtd. Notes	6.63	4/1/23	2,025,000	2,073,722
Wind Acquisition Finance, Scd. Notes	7.38	4/23/21	2,165,000	[b]	2,186,650
31,530,294
U.S. Government Agencies/Mortgage-Backed - .2%
Government National Mortgage Association, Ser. 2011-53 (Interest Only)	0.50	5/16/51	553,676	[c,e]	21,081
Government National Mortgage Association, Ser. 2011-77 (Interest Only)	0.79	4/16/42	591,251	[c,e]	22,400
Government National Mortgage Association, Ser. 2012-125 (Interest Only)	0.57	2/16/53	24,471,950	[c,e]	1,200,650
1,244,131
Utilities - 1.9%
Calpine, Sr. Unscd. Notes	5.50	2/1/24	665,000	635,075
Calpine, Sr. Unscd. Notes	5.75	1/15/25	4,350,000	4,137,937
Dynegy, Gtd. Notes	6.75	11/1/19	450,000	451,125
Dynegy, Gtd. Notes	7.38	11/1/22	3,940,000	3,969,550
Dynegy, Gtd. Notes	7.63	11/1/24	1,875,000	[d]	1,889,063
Majapahit Holding, Gtd. Notes	7.75	1/20/20	1,550,000	1,753,050
12,835,800
Total Bonds and Notes (cost $642,692,138)	625,456,422

17

STATEMENT OF INVESTMENTS (continued)

Floating Rate Loan Interests - 4.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - .9%
Dollar Tree, Term Loan	3.50	3/9/22	1,915,200	[c]	1,921,453
Hilton Worldwide Finance, Initial Term Loan	3.50	9/23/20	1,546,263	[c]	1,551,258
Univar, New Term Loan	4.25	6/24/22	2,675,000	[c]	2,643,716
				6,116,427
Energy - .4%
Templar Energy, Second Lien Term Loan	8.50	11/25/20	6,154,833	[c]	2,695,294
Financials - .6%
Capital Automotive, Tranche B-1 Term Loan	4.00	4/10/19	3,856,868	[c]	3,870,849
Health Care - 1.6%
Carestream, New Term Loan	5.00	6/7/19	3,812,062	[c]	3,635,221
Catalent Pharma Solutions, Dollar Term Loan	4.25	5/7/21	3,840,557	[c]	3,840,097
Endo Luxembourg Finance, Term Loan	3.75	6/24/22	1,375,000	[c]	1,355,021
Valeant Pharmaceuticals International, Term D2 Loan	3.50	2/13/19	1,134,269	[c]	1,060,258
Valeant Pharmaceuticals International, Term Loan	4.00	3/11/22	650,951	[c]	607,217
				10,497,814
Information Technology - .8%
Avago Technologies, Term Loan	3.75	4/16/21	1,764,722	[c]	1,766,805
First Data, Term Loan	3.70	3/24/17	3,885,000	[c]	3,883,174
				5,649,979
Materials - .3%
Ineos, Dollar Term Loan	3.75	12/15/20	1,790,985	[c]	1,750,688
Total Floating Rate Loan Interests (cost $34,300,821)			30,581,051
Options Purchased - .0%			Face Amount Covered by Contracts ($)		Value ($)
Put Options - .0%
1 Year Eurodollar, December 2015 @ 98.50			3,930,000		19,650
10 Year USD LIBOR-BBA, November 2015 @ 5.80			1,500,000		0
Total Options Purchased (cost $633,859)			19,650
Short-Term Investments - 1.2%	Coupo Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills	0.13	3/31/16	2,145,000		2,143,785
U.S. Treasury Bills	0.16	2/11/16	5,965,000		5,963,789
Total Short-Term Investments (cost $8,106,003)			8,107,574

18

Other Investment - .1%	Shares	Value ($)
Registered Investment Company;-.1%
Dreyfus Institutional Preferred Plus Money Market Fund (cost $577,631)	577,631	[f] 577,631
Investment of Cash Collateral for Securities Loaned - 7.7%	Shares	Value ($)
Registered Investment Company; - 7.7%
Dreyfus Institutional Cash Advantage Fund (cost $51,796,551)	51,796,551	[f] 51,796,551
Total Investments (cost $738,107,003)	107.3%	716,538,879
Liabilities, Less Cash and Receivables	(7.3%)	(49,023,604)
Net Assets	100.0%	667,515,275
BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—United States Dollar

a  Principal amount stated in U.S. dollars unless otherwise noted.

ARS—Argentine Peso

EUR—Euro

MXN—Mexican Peso

PLN—Polish Zloty

TRY—Turkish Lira

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $188,851,262 or 28.3% of net assets.

c Variable rate security--interest rate subject to periodic change.

d Security, or portion thereof, on loan. At October 31, 2015, the value of the fund’s securities on loan was $45,256,667 and the value of the collateral held by the fund was $57,628,140 consisting of cash collateral of $51,796,551 and U.S. Government & Agency securities valued at $5,831,589.

e Notional face amount shown.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	49.4
Asset-Backed	20.8
Commercial Mortgage-Backed	11.6
Short-Term/Money Market Investments	9.0
Foreign/Governmental	8.4
Floating Rate Loan Interests	4.6
Residental Mortgage-Backed	2.2
Municipal Bonds	1.1
U. S. Government	.2
Options Purchased	.0
107.3

†Based on net assets.

See notes to financial statements.

19

STATEMENT OF FINANCIAL FUTURES
October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 10/31/2015 ($)

Financial Futures Long
Australian 10 Year Bond	364	33,578,150	December 2015	322,078
Australian 3 Year Bond	310	24,826,443	December 2015	23,658
Euro BTP Italian Government Bond	242	36,974,070	December 2015	489,669
U.S. Treasury Long Bond	73	11,419,938	December 2015	(115,445)
Financial Futures Short
EuroDollar	708	(175,212,300)	December 2016	104,317
EuroDollar	707	(175,256,462)	September 2016	86,494
EuroDollar	706	(175,290,975)	June 2016	59,897
U.S. Treasury 10 Year Notes	68	(8,682,750)	December 2015	42,207
U.S. Treasury 5 Year Notes	13	(1,557,055)	December 2015	4,956
U.S. Treasury Ultra Long Bond	42	(6,709,500)	December 2015	(5,936)
Gross Unrealized Appreciation				1,133,276
Gross Unrealized Depreciation				(121,381)

See notes to financial statements.

20

STATEMENT OF OPTIONS WRITTEN
October 31, 2015

	Face Amount Covered by Contracts $	Value ($)
Call Options:
Colombian Peso,
January 2016 @ COP 3200	6,800,000	(57,846)
Colombian Peso,
December 2015 @ COP 3500	7,400,000	(857)
Hungarian Forint,
December 2015 @ HUF 295	10,900,000	(64,258)
Malaysian Ringgit,
January 2016 @ MYR 4.4	6,800,000	(156,957)
New Zealand Dollar,
January 2016 @ NZD 1.12	9,520,000	(10,168)
Norwegian Krone,
December 2015 @ NOK 9.3	13,200,000	(251,379)
South African Rand,
January 2016 @ ZAR 14.5	6,800,000	(140,023)
South African Rand,
December 2015 @ ZAR 15	7,300,000	(40,913)
South Korean Won,
November 2015 @ KRW 1230	7,700,000	(966)
Swedish Krona
February 2016 @ SEK 9.5	6,220,000	(67,388)
Turkish Lira,
January 2016 @ TRY 3.1	6,800,000	(71,883)
Put Options:
Brazilian Real,
December 2015 @ BRL 3.5	7,400,000	(5,380)
Chilean Peso,
January 2016 @ CLP 650	6,800,000	(23,183)
Colombian Peso,
December 2015 @ COP 2900	7,400,000	(157,011)
EuroDollar,
December 2015 @ $98.25	3,930,000	(9,825)
Mexican Peso,
January 2016 @ MXN 16.1	6,800,000	(50,483)
New Zealand Dollar,
January 2016 @ NZD 1.05	9,520,000	(93,048)
South African Rand,
December 2015 @ ZAR 12.5	7,300,000	(4,582)

21

STATEMENT OF OPTIONS WRITTEN (continued)

	Face Amount Covered by Contracts $	Value ($)
South Korean Won,
January 2016 @ KRW 1100	6,800,000	(45,962)
Total Options Written (premiums received $1,784,780)		(1,252,112)

BRL—Brazilian Real
CLP—Chilean Peso
COP—Colombian Peso
HUF—Hungarian Forint
KRW—South Korean Won
MXN—Mexican Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
NZD—New Zealand Dollar
SEK—Swedish Krona
TRY—Turkish Lira
ZAR—South African Rand

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,256,667)—Note 1(c):
Unaffiliated issuers	685,732,821	664,164,697
Affiliated issuers	52,374,182	52,374,182
Cash denominated in foreign currency	14,646	5,671
Receivable for investment securities sold		18,952,963
Dividends, interest and securities lending income receivable		7,213,864
Cash collateral—Note 4		3,640,745
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,174,727
Receivable for shares of Common Stock subscribed		1,149,595
Receivable for futures variation margin—Note 4		621,718
Unrealized appreciation on swap agreements—Note 4		168,497
Prepaid expenses		32,824
		751,499,483
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		471,594
Cash overdraft due to Custodian		1,872,865
Liability for securities on loan—Note 1(c)		51,796,551
Payable for investment securities purchased		16,413,777
Payable for shares of Common Stock redeemed		6,625,179
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,432,954
Unrealized depreciation on swap agreements—Note 4		1,881,656
Outstanding options written, at value (premiums received $1,784,780)—See Statement of Options Written—Note 4		1,252,112
Payable for swap variation margin—Note 4		775,552
Swap premium received—Note 4		273,820
Accrued expenses		188,148
		83,984,208
Net Assets ($)		667,515,275
Composition of Net Assets ($):
Paid-in capital		725,348,873
Accumulated undistributed investment income—net		17,515,241
Accumulated net realized gain (loss) on investments		(49,806,145)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions ( including $1,011,895 net unrealized appreciation on financial futures) and ($4,637,404) net unrealized (depreciation) on centrally cleared swap transactions		(25,542,694)
Net Assets ($)		667,515,275

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	195,629,251	64,586,725	320,030,505	87,268,794
Shares Outstanding	15,889,884	5,261,891	26,015,707	7,094,752
Net Asset Value Per Share ($)	12.31	12.27	12.30	12.30

See notes to financial statements.

23

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest (net of $623,500 foreign taxes withheld at source)	31,981,863
Dividends from affiliated issuers	22,277
Income from securities lending—Note 1(c)	170,431
Total Income	32,174,571
Expenses:
Management fee—Note 3(a)	3,508,020
Shareholder servicing costs—Note 3(c)	1,069,237
Distribution fees—Note 3(b)	503,466
Custodian fees—Note 3(c)	195,217
Registration fees	77,294
Professional fees	75,703
Prospectus and shareholders’ reports	58,459
Directors’ fees and expenses—Note 3(d)	45,647
Loan commitment fees—Note 2	8,288
Miscellaneous	78,503
Total Expenses	5,619,834
Less—reduction in fees due to earnings credits—Note 3(c)	(38)
Net Expenses	5,619,796
Investment Income—Net	26,554,775
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(41,523,859)
Net realized gain (loss) on options transactions	1,369,050
Net realized gain (loss) on financial futures	(2,706,641)
Net realized gain (loss) on swap transactions	(10,860,265)
Net realized gain (loss) on forward foreign currency exchange contracts	18,828,039
Net Realized Gain (Loss)	(34,893,676)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,325,123)
Net unrealized appreciation (depreciation) on options transactions	416,120
Net unrealized appreciation (depreciation) on financial futures	1,704,165
Net unrealized appreciation (depreciation) on swap transactions	(2,864,047)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,723,575)
Net Unrealized Appreciation (Depreciation)	(16,792,460)
Net Realized and Unrealized Gain (Loss) on Investments	(51,686,136)
Net (Decrease) in Net Assets Resulting from Operations	(25,131,361)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	26,554,775	10,314,793
Net realized gain (loss) on investments	(34,893,676)	4,703,572
Net unrealized appreciation (depreciation) on investments	(16,792,460)	(9,360,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,131,361)	5,657,771
Dividends to Shareholders from ($):
Investment income—net:
Class A	(9,340,283)	(2,776,837)
Class C	(2,497,339)	(428,450)
Class I	(19,169,864)	(3,205,118)
Class Y	(1,256,164)	(44,825)
Total Dividends	(32,263,650)	(6,455,230)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	130,299,805	167,123,694
Class C	29,495,217	48,170,319
Class I	249,680,391	342,775,789
Class Y	94,022,382	5,748,119
Dividends reinvested:
Class A	7,970,824	2,213,251
Class C	1,554,479	269,135
Class I	12,630,837	1,769,442
Class Y	550,966	40,136
Cost of shares redeemed:
Class A	(110,966,407)	(71,523,550)
Class C	(19,872,824)	(6,019,894)
Class I	(260,287,029)	(50,209,616)
Class Y	(8,936,195)	(1,893)
Increase (Decrease) in Net Assets from Capital Stock Transactions	126,142,446	440,354,932
Total Increase (Decrease) in Net Assets	68,747,435	439,557,473
Net Assets ($):
Beginning of Period	598,767,840	159,210,367
End of Period	667,515,275	598,767,840
Undistributed investment income—net	17,515,241	10,239,528

25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	10,059,054	12,519,432
Shares issued for dividends reinvested	620,070	166,121
Shares redeemed	(8,677,350)	(5,351,645)
Net Increase (Decrease) in Shares Outstanding	2,001,774	7,333,908
Class C
Shares sold	2,273,947	3,607,867
Shares issued for dividends reinvested	121,184	20,233
Shares redeemed	(1,561,750)	(454,167)
Net Increase (Decrease) in Shares Outstanding	833,381	3,173,933
Class Ia
Shares sold	19,204,904	25,614,464
Shares issued for dividends reinvested	981,897	132,473
Shares redeemed	(20,521,056)	(3,767,211)
Net Increase (Decrease) in Shares Outstanding	(334,255)	21,979,726
Class Ya
Shares sold	7,336,363	428,240
Shares issued for dividends reinvested	43,562	2,995
Shares redeemed	(716,343)	(142)
Net Increase (Decrease) in Shares Outstanding	6,663,582	431,093

[a] During the period ended October 31, 2014, 344,609 Class I shares representing $4,641,890 were exchanged for 344,866 Class Y shares.

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.29	13.08	13.38	12.84	13.44
Investment Operations:
Investment income—net[a]	.48	.43	.36	.46	.51
Net realized and unrealized gain (loss) on investments	(.85)	.06	(.02)	.64	(.54)
Total from Investment Operations	(.37)	.49	.34	1.10	(.03)
Distributions:
Dividends from investment income—net	(.61)	(.28)	(.37)	(.51)	(.57)
Dividends from net realized gain on investments	—	—	(.27)	(.05)	—
Total Distributions	(.61)	(.28)	(.64)	(.56)	(.57)
Net asset value, end of period	12.31	13.29	13.08	13.38	12.84
Total Return (%)[b]	(2.93)	3.77	2.54	8.85	(.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.98	1.23	1.51	1.44
Ratio of net expenses to average net assets	.89	.97	1.10	1.10	1.10
Ratio of net investment income to average net assets	3.70	3.25	2.78	3.58	3.88
Portfolio Turnover Rate	182.35	230.83	304.46	267.60	309.54	[c]
Net Assets, end of period ($ x 1,000)	195,629	184,506	85,719	24,830	27,735

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.24	13.03	13.34	12.79	13.39
Investment Operations:
Investment income—net[a]	.38	.33	.25	.36	.42
Net realized and unrealized gain (loss) on investments	(.85)	.06	(.02)	.64	(.55)
Total from Investment Operations	(.47)	.39	.23	1.00	(.13)
Distributions:
Dividends from investment income—net	(.50)	(.18)	(.27)	(.40)	(.47)
Dividends from net realized gain on investments	—	—	(.27)	(.05)	—
Total Distributions	(.50)	(.18)	(.54)	(.45)	(.47)
Net asset value, end of period	12.27	13.24	13.03	13.34	12.79
Total Return (%)[b]	(3.66)	3.02	1.72	8.08	(1.00)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65	1.72	2.01	2.30	2.22
Ratio of net expenses to average net assets	1.65	1.70	1.85	1.85	1.85
Ratio of net investment income to average net assets	2.94	2.52	1.98	2.84	3.15
Portfolio Turnover Rate	182.35	230.83	304.46	267.60	309.54	[c]
Net Assets, end of period ($ x 1,000)	64,587	58,623	16,352	4,277	4,746

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

28

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.28	13.07	13.38	12.84	13.44
Investment Operations:
Investment income—net[a]	.52	.46	.36	.49	.51
Net realized and unrealized gain (loss) on investments	(.85)	.07	—	.64	(.50)
Total from Investment Operations	(.33)	.53	.36	1.13	.01
Distributions:
Dividends from investment income—net	(.65)	(.32)	(.40)	(.54)	(.61)
Dividends from net realized gain on investments	—	—	(.27)	(.05)	—
Total Distributions	(.65)	(.32)	(.67)	(.59)	(.61)
Net asset value, end of period	12.30	13.28	13.07	13.38	12.84
Total Return (%)	(2.65)	4.06	2.74	9.13	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.72	.96	1.20	1.23
Ratio of net expenses to average net assets	.63	.69	.85	.85	.85
Ratio of net investment income to average net assets	3.96	3.53	2.91	3.83	3.87
Portfolio Turnover Rate	182.35	230.83	304.46	267.60	309.54	[b]
Net Assets, end of period ($ x 1,000)	320,031	349,915	57,138	8,329	7,095

a Based on average shares outstanding.

b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2011 was 303.56%.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	13.28	13.07	13.07
Investment Operations:
Investment income—net[b]	.50	.47	.13
Net realized and unrealized gain (loss) on investments	(.83)	.07	(.07)
Total from Investment Operations	(.33)	.54	.06
Distributions:
Dividends from investment income—net	(.65)	(.33)	(.06)
Net asset value, end of period	12.30	13.28	13.07
Total Return (%)	(2.59)	4.13	.42	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.61	.85	[d]
Ratio of net expenses to average net assets	.58	.60	.85	[d]
Ratio of net investment income to average net assets	4.00	3.61	2.88	[d]
Portfolio Turnover Rate	182.35	230.83	304.46
Net Assets, end of period ($ x 1,000)	87,269	5,724	1

a  From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

31

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

32

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	138,940,898	—	138,940,898
Commercial Mortgage-Backed	—	77,373,700	—	77,373,700
Corporate Bonds†	—	330,245,535	—	330,245,535
Floating Rate Loan Interests	—	30,581,051	—	30,581,051
Foreign Government	—	55,838,598	—	55,838,598
Municipal Bonds†	—	7,084,000	—	7,084,000
Mutual Funds	52,374,182	—	—	52,374,182
Residential Mortgage-Backed	—	14,729,560	—	14,729,560
U.S. Government Agencies/Mortgage-Backed	—	1,244,131	—	1,244,131
U.S. Treasury	—	8,107,574	—	8,107,574
Other Financial Instruments:
Financial Futures††	1,133,276	—	—	1,133,276

34

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts††	—	3,174,727	—	3,174,727
Options Purchased	19,650	—	—	19,650
Swaps††	—	420,108	—	420,108
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(121,381)	—	—	(121,381)
Forward Foreign Currency Exchange Contracts††	—	(2,432,954)	—	(2,432,954)
Options Written	—	(1,252,112)	—	(1,252,112)
Swaps††	—	(6,770,672)	—	(6,770,672)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

35

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $38,903 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	5,172,509	729,068,691	733,663,569	577,631.1
Dreyfus Institutional Cash Advantage Fund	21,907,460	273,459,343	243,570,252	51,796,551	7.7
Total	27,079,969	1,002,528,034	977,233,821	52,374,182	7.8

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due

36

to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 30, 2015, the Board declared a cash dividend of $.051, $.043, $.054 and $.054 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 2, 2015 (ex-dividend date), to shareholders of record as of the close of business on October 30, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

37

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,874,993, accumulated capital losses $46,112,298 and unrealized depreciation $28,596,293.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $30,011,299 of short-term capital losses and $16,100,999 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $32,263,650 and $6,455,230, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $12,984,588 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee was computed at the annual rate of .50% of the value of the fund's

38

average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2015 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .65%, .65%, .65% and .60% of the value of the respective class' average daily net assets. During the period ended October 31, 2015, there was no reduction in expenses pursuant to the undertaking.

During the period ended October 31, 2015, the Distributor retained $16,118 from commissions earned on sales of the fund's Class A shares and $17,303 from CDSCs on redemptions of the fund's Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $503,466 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $513,518 and $167,822, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

39

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $10,024 for transfer agency services and $671 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $38.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $195,217 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $288,312, Distribution Plan fees $41,126, Shareholder Services Plan fees $55,267, custodian fees $84,231, Chief Compliance Officer fees $882 and transfer agency fees $1,776.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions during the period ended October 31, 2015, amounted to $1,346,855,968 and $1,208,571,321, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset

40

on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and

41

NOTES TO FINANCIAL STATEMENTS (continued)

obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2015:

42

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss)($)
Contracts outstanding
October 31, 2014	99,542,000	2,082,863
Contracts written	2,229,639,000	12,365,460
Contracts terminated:
Contracts closed	1,199,907,000	6,262,191	6,817,754	(555,563)
Contracts expired	983,884,000	6,401,352	—	6,401,352
Total contracts
terminated	2,183,791,000	12,663,543	6,817,754	5,845,789
Contracts outstanding
October 31, 2015	145,390,000	1,784,780

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

43

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
11/25/2015	2,100,000	1,516,277	1,495,514	(20,763)
Euro,
Expiring
11/25/2015	7,410,000	8,142,782	8,151,035	8,253
Indonesian Rupiah,
Expiring
11/25/2015	211,592,530,000	13,994,215	15,343,403	1,349,188
Peruvian New Sol,
Expiring
12/7/2015	8,405,000	2,562,500	2,544,939	(17,561)
Citigroup
Indian Rupee,
Expiring
11/24/2015	1,711,760,000	25,720,074	26,076,706	356,632
Credit Suisse International
Indian Rupee,
Expiring
11/24/2015	27,015,000	415,167	411,543	(3,624)
Goldman Sachs International
Japanese Yen,
Expiring
11/25/2015	1,650,000,000	13,628,141	13,676,764	48,623
Peruvian New Sol,
Expiring
12/7/2015	13,075,000	4,018,132	3,958,962	(59,170)
HSBC
Mexican New Peso,
Expiring
11/25/2015	422,185,000	24,695,247	25,509,031	813,784
Peruvian New Sol,
Expiring
12/7/2015	1,300,000	396,221	393,625	(2,596)
JP Morgan Chase Bank
Indian Rupee,
Expiring
11/24/2015	272,880,000	4,193,122	4,157,015	(36,107)

44

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
Mexican New Peso,
Expiring
11/25/2015	176,410,000	10,640,914	10,658,948	18,034
Peruvian New Sol,
Expiring
12/7/2015	22,285,000	6,792,137	6,747,646	(44,491)
12/18/2015	4,885,000	1,498,466	1,476,582	(21,884)
Turkish Lira,
Expiring
11/4/2015	11,174,355	3,828,145	3,832,872	4,727
Morgan Stanley Capital Services
Chilean Peso,
Expiring
11/25/2015	7,579,770,000	10,733,938	10,932,879	198,941
UBS
Indian Rupee,
Expiring
11/24/2015	138,105,000	2,122,733	2,103,872	(18,861)
Norwegian Krone,
Expiring
11/25/2015	109,540,000	13,107,967	12,886,362	(221,605)
Sales:
Bank of America
Euro,
Expiring
11/2/2015	3,408,616	3,740,956	3,748,286	(7,330)
11/3/2015	4,003,321	4,401,651	4,402,253	(602)
Mexican New Peso,
Expiring
11/25/2015	6,720,000	394,482	406,032	(11,550)
South Korean Won,
Expiring
11/25/2015	8,511,565,000	7,153,778	7,459,423	(305,645)
Barclays Bank
Euro,
Expiring
11/25/2015	16,030,000	17,696,799	17,633,077	63,722
Citigroup
Euro,
Expiring
11/25/2015	8,651,000	9,549,666	9,516,141	33,525

45

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
South African Rand,
Expiring
11/25/2015	145,815,000	10,404,804	10,489,441	(84,637)
Goldman Sachs International
Euro,
Expiring
11/25/2015	23,015,000	25,314,727	25,316,610	(1,883)
New Zealand Dollar,
Expiring
11/25/2015	19,900,000	13,336,622	13,449,271	(112,649)
HSBC
New Zealand Dollar,
Expiring
11/25/2015	31,935,000	21,604,666	21,583,038	21,628
JP Morgan Chase Bank
Canadian Dollar,
Expiring
11/25/2015	14,685,000	11,165,008	11,228,621	(63,613)
Colombian Peso,
Expiring
11/25/2015	31,949,590,000	10,194,671	10,993,883	(799,212)
Euro,
Expiring
11/25/2015	11,896,000	13,131,846	13,085,657	46,189
Hungarian Forint,
Expiring
11/25/2015	953,220,000	3,403,749	3,371,333	32,416
Indonesian Rupiah,
Expiring
11/25/2015	211,592,530,000	15,376,526	15,343,403	33,123
Malaysian Ringgit,
Expiring
11/25/2015	29,855,000	6,905,285	6,935,564	(30,279)
Polish Zloty,
Expiring
11/25/2015	52,905,000	13,583,481	13,678,895	(95,414)
Taiwan Dollar,
Expiring
11/25/2015	600,000,000	18,223,235	18,483,051	(259,816)

46

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
Turkish Lira,
Expiring
11/25/2015	13,740,000	4,630,275	4,676,955	(46,680)
Morgan Stanley Capital Services
Peruvian New Sol,
Expiring
12/18/2015	35,125,000	10,660,091	10,617,182	42,909
Standard Chartered Bank
Peruvian New Sol,
Expiring
12/7/2015	59,700,000	18,140,383	18,076,484	63,899
UBS
Euro,
Expiring
11/25/2015	9,373,000	10,349,479	10,310,345	39,134
Mexican New Peso,
Expiring
11/25/2015	339,385,000	20,339,153	20,506,135	(166,982)
Gross Unrealized Appreciation				3,174,727
Gross Unrealized Depreciation				(2,432,954)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the

47

NOTES TO FINANCIAL STATEMENTS (continued)

agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are settled through an exchange and the exchange guarantees these swap against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2015:

48

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
250,000,000	AUD - 6 MONTH LIBOR	Goldman Sachs International	2.05	9/30/2018	(472,490)
38,000,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Goldman Sachs International	1.41	10/5/2020	47,141
25,000,000	USD - 1 YEAR US CPI URBAN CONSUMERS NSA	Goldman Sachs International	1.33	10/2/2020	121,356

Gross Unrealized Appreciation					168,497
Gross Unrealized Depreciation					(472,490)

Centrally Cleared Interest Rate Swaps

Notional Amount ($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
100,000,000	USD - 6 MONTH LIBOR	JP Morgan Chase Bank	0.91	7/29/2017	(467,351)
24,700,000	USD - 6 MONTH LIBOR	JP Morgan Chase Bank	2.55	6/12/2025	(1,358,940)
147,000,000	USD - 6 MONTH LIBOR	JP Morgan Chase Bank	0.98	6/12/2017	(1,065,885)
43,000,000	USD - 6 MONTH LIBOR	Bank of America	1.1315	4/14/2018	(186,438)
95,000,000	USD - 6 MONTH LIBOR	Morgan Stanley Capital Services	0.83	8/27/2017	(131,766)
75,000,000	USD - 6 MONTH LIBOR	Goldman Sachs International	1.83	7/22/2020	(1,678,635)
Gross Unrealized Depreciation					(4,889,015)

† Clearing House-Chicago Mercantile Exchange

49

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at October 31, 2015:

50

OTC Credit Default Swaps

Reference Obligation ($)	Notional Amount($)[1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread (%)[2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized (Depreciation) ($)
Sales Contracts:[3]
Credit Suisse International
Markit CMBX.NA. BBB Series 7
1/17/2047†	48,700,000	3.00	3.9418	(1,648,737)	(636,548)	(1,012,189)
Deutsche Bank
Markit CMBX.NA. BBB Series 7
1/17/2047†	19,100,000	3.00	3.9418	(646,630)	(249,652)	(396,978)
Gross Unrealized Depreciation						(1,409,167)

†  Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

3 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

51

NOTES TO FINANCIAL STATEMENTS (continued)

Centrally Cleared Credit Default Swaps

Reference Obligation ($)†	Notional Amount($) [1]	(Pay) Receive Fixed Rate (%)	Implied Credit Spread(%) [2]	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation ($)
Sales Contracts:[3]
Bank of America
DOW JONES CDX.NA.HY.22 INDEX
6/20/2020††	13,662,000	5.00	3.5884	863,991	612,380	251,611
Gross Unrealized Appreciation						251,611

† Clearing House-Chicago Mercantile Exchange

†† Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2  Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

3  If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

52

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1,2,3]	1,321,423	Interest rate risk [1,3,4]	(5,492,712)
Foreign exchange risk [4]	3,174,727	Foreign exchange risk [4,5]	(3,675,241)
Credit risk [3]	251,611	Credit risk[3]	(1,409,166)
Gross fair value of derivatives contracts	4,747,761		(10,577,119)

Statement of Assets and Liabilities location:

1  Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2  Options purchased are included in Investments in securities--Unaffiliated issuers, at value.

3  Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

4  Outstanding options written, at value.

5  Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures [6]	Options Transactions [7]	Forward Contracts [8]	Swap Transactions [9]	Total
Interest rate	(2,706,641)	(458,177)	-	(11,702,491)	(14,867,309)
Foreign exchange	-	1,827,227	18,828,039	-	20,655,266
Credit	-	-	-	842,226	842,226
Total	(2,706,641)	1,369,050	18,828,039	(10,860,265)	6,630,183

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures [10]	Options Transactions [11]	Forward Contracts [12]	Swap Transactions [13]	Total
Interest rate	1,704,165	114,487	-	(1,502,942)	315,710
Foreign exchange	-	301,633	(1,723,575)	-	(1,421,942)
Credit	-	-	-	(1,361,105)	(1,361,105)
Total	1,704,165	416,120	(1,723,575)	(2,864,047)	(2,467,337)

Statement of Operations location:

6 Net realized gain (loss) on financial futures.

7 Net realized gain (loss) on options transactions.

53

NOTES TO FINANCIAL STATEMENTS (continued)

8 Net realized gain (loss) on forward foreign currency exchange contracts.

9 Net realized gain (loss) on swap transactions.

10 Net unrealized appreciation (depreciation) on financial futures.

11 Net unrealized appreciation (depreciation) on options transactions.

12 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

13 Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	1,133,276	(121,381)
Options	19,650	(1,252,112)
Forward contracts	3,174,727	(2,432,954)
Swaps	420,108	(6,770,672)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	4,747,761	(10,577,119)
Derivatives not subject to
Master Agreements	(1,404,537)	6,036,034
Total gross amount of assets
and liabilities subject to
Master Agreements	3,343,224	(4,541,085)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

54

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,357,441		(363,451)	-		993,990
Barclays Bank	63,722		(63,722)	-		-
Citigroup	390,157		(390,157)	-		-
Goldman Sachs International	217,120		(217,120)	-		-
HSBC	835,412		(2,596)	-		832,816
JP Morgan Chase Bank	134,489		(134,489)	-		-
Morgan Stanley Capital Services	241,850		-	(241,850)		-
Standard Chartered Bank	63,899		-	-		63,899
UBS	39,134		(39,134)	-		-
Total	3,343,224		(1,210,669)	(241,850)		1,890,705

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(363,451)		363,451	-		-
Barclays Bank	(156,957)		63,722	-		(93,235)
Citigroup	(585,747)		390,157	195,590		-
Deutsche Bank	(396,978)		-	396,978		-
Goldman Sachs International	(1,075,729)		217,120	410,000		(448,609)
HSBC	(2,596)		2,596	-		-
JP Morgan Chase Bank	(1,552,179)		134,489	366.000		(1,051,690)
UBS	(407,448)		39,134	362,000		(6,314)
Total	(4,541,085)		1,210,669	1,364,568		(1,599,848)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Interest rate financial futures	400,882,606
Interest rate options contracts	1,985,992
Foreign currency options contracts	1,032,081
Forward contracts	563,388,752

55

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	923,002,798
Credit default swap agreements	65,601,231

At October 31, 2015, the cost of investments for federal income tax purposes was $741,541,902; accordingly, accumulated net unrealized depreciation on investments was $25,003,023, consisting of $5,331,974 gross unrealized appreciation and $30,334,997 gross unrealized depreciation.

56

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, financial futures and options written, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

57

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 62.50% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

58

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

59

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

60

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

61

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

62

NOTES

63

NOTES

64

NOTES

65

For More Information

Dreyfus Opportunistic Fixed Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSTAX Class C: DSTCX Class I: DSTRX Class Y: DSTYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6148AR1015

Dreyfus Tax Managed Growth Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of -0.65%, Class C shares returned -1.42%, and Class I shares returned -0.43%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 5.21% for the same period.2

Moderate gains from the S&P 500 Index for the reporting period overall masked heightened volatility stemming from global economic concerns. The fund’s emphasis on industry leaders with international operations weighed on the fund’s performance compared to its benchmark.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors. We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Global Economic Concerns Sparked Market Turmoil

The S&P 500 Index traced a choppy course over the 12-month reporting period. Despite a series of short-lived sell-offs in late 2014 and early 2015, the Index pressed to a new, all-time high in May before retreating amid growing worries about overseas developments and an approaching inflection point in U.S. monetary policy. Greece’s contentious debt standoff with the European Union rattled equity markets in late June. Then, more dramatically, the plunge in Chinese stocks and the surprise devaluation of the yuan helped push the Index into a steep decline in August. At its August low point, the S&P 500 Index had corrected more than 12% from the May peak.

The reporting period’s low would be tested in September before a rapid rebound in October recovered lost ground. For the reporting period overall, the S&P 500 Index posted a mid-single digit return, although the dispersion of returns among market sectors was quite broad. The consumer discretionary, information technology, and consumer staples sectors led the S&P 500 Index, while the energy and materials sectors, both of which tend to be very sensitive to commodity prices and emerging market demand, were the weakest.

International Exposure Weighed on Relative Performance

The fund’s relative performance strengthened amid the heightened volatility of the reporting period’s final three months, but its results lagged the S&P 500 Index for the 12-month reporting period overall. Our emphasis on industry leaders with international exposure generally restrained relative performance at a time when investors favored domestically

3

DISCUSSION OF FUND PERFORMANCE (continued)

oriented businesses. In particular, our stock focus in the industrials and health care sectors proved detrimental. In the health care sector, managed care stocks outperformed the major pharmaceutical developers, which the fund emphasized. Underweighted exposure to the stronger consumer discretionary sector also hurt relative performance. With the persistent weakness in oil prices, an overweighted allocation to the energy sector undercut results, but this impact was reduced by our focus on major integrated oil companies and the avoidance of more cyclical oil service companies and gas utilities.

Factors that added value relative to the S&P 500 Index included overweighted exposure to the consumer staples sector, where stable, everyday businesses fared relatively well. An underweighted position in the materials sector also was beneficial, as was the lack of exposure to the weak telecom and utilities sectors.

Individual stocks making the largest positive contributions to the fund’s returns included Apple, Altria Group, Walgreens Boots Alliance, Walt Disney, NovoNordisk, and McDonald’s. The greatest detractors from returns were Chevron, Canadian Pacific Railway, Exxon Mobil, Franklin Resources, Imperial Oil, and QUALCOMM.

Positioned for Interest-Rate Normalization

Investors generally favored stocks of smaller and domestically-oriented companies when markets were awash with excess liquidity and monetary policies were extremely accommodative. Now conditions seem to be developing that would support a large-cap, high-quality portfolio bias. Historically, when interest rates begin to rise, particularly in a sluggish economic environment, stocks of large, high-quality companies tend to outperform. These companies generally have more options to protect their margins and absorb higher labor and interest costs. With their strong balance sheets and stable cash flows, they can continue to pursue their growth initiatives as rates rise, while giving cash back to shareholders through dividend payments and share repurchases. The fund’s investment approach focuses on such companies. The quality metrics of industry-leading companies can offer a degree of protection as markets adjust to the prospect of more normal interest rates. Furthermore, any evidence of stabilization abroad is likely to prompt greater recognition of the value of their prominent, worldwide franchises.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. – Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Tax Managed Growth Fund Class A shares, Class C shares and Class I shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Tax Managed Growth Fund on 10/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-6.37%	8.66%	5.67%
without sales charge	-0.65%	9.96%	6.30%
Class C shares
with applicable redemption charge †	-2.38%	9.14%	5.50%
without redemption	-1.42%	9.14%	5.50%
Class I shares	-0.43%	10.23%	6.55%
Standard & Poor's 500 Composite Stock Price Index	5.21%	14.32%	7.84%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.73	$ 10.45	$ 5.49
Ending value (after expenses)	$ 978.10	$ 974.00	$ 979.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.87	$ 10.66	$ 5.60
Ending value (after expenses)	$ 1,018.40	$ 1,014.62	$ 1,019.66

†  Expenses are equal to the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
October 31, 2015

Common Stocks - 99.5%	Shares		Value ($)
Banks - 4.0%
JPMorgan Chase & Co.	75,300		4,838,025
Wells Fargo & Co.	42,700		2,311,778
			7,149,803
Capital Goods - 1.3%
United Technologies	23,400		2,302,794
Consumer Durables & Apparel - .8%
NIKE, Cl. B	11,130		1,458,364
Consumer Services - 1.7%
McDonald's	27,150		3,047,588
Diversified Financials - 6.5%
American Express	33,700		2,468,862
BlackRock	10,600		3,730,882
Franklin Resources	52,800		2,152,128
Intercontinental Exchange	6,000		1,514,400
State Street	25,400		1,752,600
			11,618,872
Energy - 12.2%
Chevron	59,600		5,416,448
ConocoPhillips	37,800	[a]	2,016,630
EOG Resources	13,400		1,150,390
Exxon Mobil	101,912		8,432,199
Imperial Oil	7,900	[a]	262,675
Occidental Petroleum	59,700		4,450,038
			21,728,380
Food & Staples Retailing - 2.8%
Walgreens Boots Alliance	46,400		3,929,152
Whole Foods Market	36,000		1,078,560
			5,007,712
Food, Beverage & Tobacco - 21.4%
Altria Group	101,900		6,161,893
Coca-Cola	147,700		6,255,095
Diageo, ADR	16,100		1,852,788
Nestle, ADR	74,150		5,651,713
PepsiCo	40,300		4,118,257
Philip Morris International	122,300		10,811,320
SABMiller	51,850		3,193,265
			38,044,331

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 1.8%
Abbott Laboratories	71,100		3,185,280
Household & Personal Products - 4.5%
Estee Lauder, Cl. A	44,600		3,588,516
Procter & Gamble	57,100		4,361,298
			7,949,814
Insurance - 2.2%
ACE	34,700		3,939,838
Materials - 1.2%
Praxair	19,500		2,166,255
Media - 5.7%
Comcast, Cl. A	51,400		3,218,668
Twenty-First Century Fox, Cl. A	36,000		1,104,840
Twenty-First Century Fox, Cl. B	50,000		1,544,000
Walt Disney	37,900		4,310,746
			10,178,254
Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
AbbVie	71,100		4,234,005
Alexion Pharmaceuticals	8,790	[b]	1,547,040
Celgene	13,000	[b]	1,595,230
Gilead Sciences	20,000		2,162,600
Novartis, ADR	28,600		2,586,298
Novo Nordisk, ADR	99,500		5,291,410
Roche Holding, ADR	123,400		4,184,494
			21,601,077
Semiconductors & Semiconductor Equipment - 3.7%
ASML Holding	18,500	[a]	1,716,615
Texas Instruments	71,000		4,027,120
Xilinx	17,100		814,302
			6,558,037
Software & Services - 8.4%
Alphabet, Cl. C	2,655	[b]	1,887,200
Automatic Data Processing	10,840		942,972
Facebook, Cl. A	25,000	[b]	2,549,250
International Business Machines	24,900		3,487,992
Microsoft	28,270		1,488,133
Oracle	57,500		2,233,300
VeriSign	11,000	[a,b]	886,600
Visa, Cl. A	19,000		1,474,020
			14,949,467

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 7.0%
Apple	87,200		10,420,400
QUALCOMM	33,500		1,990,570
			12,410,970
Transportation - 2.2%
Canadian Pacific Railway	18,900		2,655,450
Union Pacific	15,000		1,340,250
			3,995,700
Total Common Stocks (cost $115,463,529)			177,292,536
Other Investment - .5%	Number of Contracts		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	792,153	[c]	792,153
(cost $792,153)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	2,556,892	[c]	2,556,892
(cost $2,556,892)
Total Investments (cost $118,812,574)	101.4%		180,641,581
Liabilities, Less Cash and Receivables	(1.4%)		(2,524,114)
Net Assets	100.0%		178,117,467

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At October 31, 2015, the value of the fund's securities on loan was $3,677,180 and the value of the collateral held by the fund was $3,750,361, consisting of cash collateral of $2,556,892 and U.S. Government & Agency securities valued at $1,193,469.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	21.4
Energy	12.2
Pharmaceuticals, Biotechnology & Life Sciences	12.1
Software & Services	8.4
Technology Hardware & Equipment	7.0
Diversified Financials	6.5
Media	5.7
Household & Personal Products	4.5
Banks	4.0
Semiconductors & Semiconductor Equipment	3.7
Food & Staples Retailing	2.8
Transportation	2.2
Insurance	2.2
Money Market Investments	1.9
Health Care Equipment & Services	1.8
Consumer Services	1.7
Capital Goods	1.3
Materials	1.2
Consumer Durables & Apparel	.8
101.4

†Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,677,180)—Note 1(b):
Unaffiliated issuers	115,463,529	177,292,536
Affiliated issuers	3,349,045	3,349,045
Cash		9,012
Dividends and securities lending income receivable		254,511
Receivable for shares of Common Stock subscribed		11,841
		180,916,945
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		204,185
Liability for securities on loan—Note 1(b)		2,556,892
Payable for shares of Common Stock redeemed		38,276
Accrued expenses		125
		2,799,478
Net Assets ($)		178,117,467
Composition of Net Assets ($):
Paid-in capital		106,656,788
Accumulated undistributed investment income—net		512,614
Accumulated net realized gain (loss) on investments		9,119,058
Accumulated net unrealized appreciation (depreciation) on investments		61,829,007
Net Assets ($)		178,117,467

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	74,091,223	32,241,312	71,784,932
Shares Outstanding	2,903,798	1,333,849	2,807,183
Net Asset Value Per Share ($)	25.52	24.17	25.57

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $75,286 foreign taxes withheld at source):
Unaffiliated issuers	4,679,684
Affiliated issuers	896
Income from securities lending—Note 1(b)	4,697
Total Income	4,685,277
Expenses:
Management fee—Note 3(a)	2,022,204
Distribution/Service Plan fees—Note 3(b)	538,194
Directors' fees—Note 3(a,c)	12,012
Loan commitment fees—Note 2	1,929
Interest expense—Note 2	112
Total Expenses	2,574,451
Less—Directors' fees reimbursed by Dreyfus—Note 3(a)	(12,012)
Net Expenses	2,562,439
Investment Income—Net	2,122,838
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,119,227
Net unrealized appreciation (depreciation) on investments	(12,576,327)
Net Realized and Unrealized Gain (Loss) on Investments	(3,457,100)
Net (Decrease) in Net Assets Resulting from Operations	(1,334,262)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	2,122,838	2,216,114
Net realized gain (loss) on investments	9,119,227	5,646,286
Net unrealized appreciation (depreciation) on investments	(12,576,327)	13,663,583
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,334,262)	21,525,983
Dividends to Shareholders from ($):
Investment income—net:
Class A	(973,165)	(1,673,385)
Class C	(175,990)	(210,320)
Class I	(1,024,818)	(393,158)
Net realized gain on investments:
Class A	(2,133,022)	-
Class C	(920,756)	-
Class I	(1,736,330)	-
Total Dividends	(6,964,081)	(2,276,863)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,569,042	11,671,447
Class C	2,076,095	3,667,230
Class I	14,400,275	63,932,939
Dividends reinvested:
Class A	2,629,098	1,503,509
Class C	670,735	132,504
Class I	2,657,591	355,412
Cost of shares redeemed:
Class A	(16,019,872)	(85,863,612)
Class C	(4,484,106)	(5,648,728)
Class I	(12,538,617)	(10,835,103)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(7,039,759)	(21,084,402)
Total Increase (Decrease) in Net Assets	(15,338,102)	(1,835,282)
Net Assets ($):
Beginning of Period	193,455,569	195,290,851
End of Period	178,117,467	193,455,569
Undistributed investment income—net	512,614	563,749

14

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	138,453	471,566
Shares issued for dividends reinvested	100,555	60,583
Shares redeemed	(619,740)	(3,321,920)
Net Increase (Decrease) in Shares Outstanding	(380,732)	(2,789,771)
Class C
Shares sold	84,492	154,387
Shares issued for dividends reinvested	26,990	5,595
Shares redeemed	(183,442)	(235,473)
Net Increase (Decrease) in Shares Outstanding	(71,960)	(75,491)
Class I
Shares sold	560,041	2,430,540
Shares issued for dividends reinvested	101,531	14,009
Shares redeemed	(487,342)	(434,481)
Net Increase (Decrease) in Shares Outstanding	174,230	2,010,068

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	26.65	24.09	21.27	19.34	17.47
Investment Operations:
Investment income—net[a]	.31	.33	.34	.27	.27
Net realized and unrealized gain (loss) on investments	(.47)	2.54	2.80	2.03	1.85
Total from Investment Operations	(.16)	2.87	3.14	2.30	2.12
Distributions:
Dividends from investment income—net	(.31)	(.31)	(.32)	(.37)	(.25)
Dividends from net realized gain on investments	(.66)	-	-	-	-
Total Distributions	(.97)	(.31)	(.32)	(.37)	(.25)
Net asset value, end of period	25.52	26.65	24.09	21.27	19.34
Total Return (%)[b]	(.65)	12.00	14.91	12.10	12.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.32
Ratio of net investment income to average net assets	1.20	1.30	1.49	1.28	1.42
Portfolio Turnover Rate	11.02	2.44	6.47	11.15	15.10
Net Assets, end of period ($ x 1,000)	74,091	87,549	146,333	132,387	100,740

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	25.30	22.90	20.23	18.36	16.60
Investment Operations:
Investment income—net[a]	.11	.12	.16	.10	.12
Net realized and unrealized gain (loss) on investments	(.45)	2.42	2.68	1.94	1.76
Total from Investment Operations	(.34)	2.54	2.84	2.04	1.88
Distributions:
Dividends from investment income—net	(.13)	(.14)	(.17)	(.17)	(.12)
Dividends from net realized gain on investments	(.66)	-	-	-	-
Total Distributions	(.79)	(.14)	(.17)	(.17)	(.12)
Net asset value, end of period	24.17	25.30	22.90	20.23	18.36
Total Return (%)[b]	(1.42)	11.16	14.11	11.19	11.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.07
Ratio of net investment income to average net assets	.45	.48	.75	.51	.68
Portfolio Turnover Rate	11.02	2.44	6.47	11.15	15.10
Net Assets, end of period ($ x 1,000)	32,241	35,570	33,915	29,304	20,386

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	26.71	24.15	21.32	19.40	17.53
Investment Operations:
Investment income—net[a]	.37	.32	.40	.32	.30
Net realized and unrealized gain (loss) on investments	(.47)	2.62	2.81	2.04	1.86
Total from Investment Operations	(.10)	2.94	3.21	2.36	2.16
Distributions:
Dividends from investment income—net	(.38)	(.38)	(.38)	(.44)	(.29)
Dividends from net realized gain on investments	(.66)	-	-	-	-
Total Distributions	(1.04)	(.38)	(.38)	(.44)	(.29)
Net asset value, end of period	25.57	26.71	24.15	21.32	19.40
Total Return (%)	(.43)	12.29	15.21	12.33	12.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.08
Ratio of net investment income to average net assets	1.44	1.24	1.78	1.51	1.62
Portfolio Turnover Rate	11.02	2.44	6.47	11.15	15.10
Net Assets, end of period ($ x 1,000)	71,785	70,336	15,043	18,253	6,284

a  Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

20

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	149,897,828	-	-	149,897,828
Equity Securities - Foreign Common Stocks†	27,394,708	-	-	27,394,708
Mutual Funds	3,349,045	-	-	3,349,045

† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, $2,928,492 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $1,186 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	801,064	22,030,193	22,039,104	792,153.5
Dreyfus Institutional Cash Advantage Fund	-	22,671,378	20,114,486	2,556,892	1.4
Total	801,064	44,701,571	42,153,590	3,349,045	1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $618,790, undistributed capital gains $9,012,882 and unrealized appreciation $61,829,007.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $2,173,973 and $2,276,863, and long-term capital gains $4,790,108 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million.In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015, was approximately $10,100 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/ or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amount to $12,012.

24

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2015, the Distributor retained $3,858 from commissions earned on sales of the fund’s Class A shares and $3,014 CDSC on redemptions of the fund's Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2015, Class A and Class C shares were charged $198,558 and $254,727, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2015, Class C shares were charge $84,909 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $162,777, Distribution Plans fees $35,584 and Service Plan fees $6,716, which are offset against an expense reimbursement currently in effect in the amount of $892.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2015, amounted to $20,090,188 and $31,972,906, respectively.

25

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2015, the cost of investments for federal income tax purposes was $118,812,574; accordingly, accumulated net unrealized appreciation on investments was $61,829,007, consisting of $64,711,355 gross unrealized appreciation and $2,882,348 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,173,973 as ordinary income dividends paid during the year ended October 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also the fund reports the maximum amount allowable but not less than $.6614 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

31

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

32

NOTES

33

For More Information

Dreyfus Tax Managed Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0149AR1015

General AMT-Free Municipal Money Market Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

General AMT-Free Municipal Money Market Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General AMT-Free Municipal Money Market Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014 through October 31, 2015, as provided by Bill Vasiliou, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, General AMT-Free Municipal Money Market Fund’s Dreyfus shares for each class produced a yield of 0.01%. Taking into consideration the effects of compounding, the fund’s shares for each class produced effective yields of 0.01% for the same period.1

The Federal Reserve Board (the “Fed”) left the federal funds rate unchanged throughout the reporting period during a choppy economic recovery, keeping yields of municipal money market instruments low.

Effective September 1, 2015, the fund’s name changed from Dreyfus AMT-Free Municipal Reserves to General AMT-Free Municipal Money Market Fund. Its BASIC shares and Investor shares were redesignated as Dreyfus shares and Class A shares, respectively.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, which is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Uneven Economic Recovery Continues

The reporting period began in the midst of a sustained economic recovery characterized by falling unemployment, robust job creation, and improved consumer and business confidence. Although long-term interest rates typically rise in a growing economy, bond yields declined in late 2014 when global investors seeking more competitive yields flocked to U.S. Treasury securities. This trend began to reverse in early 2015 as investor demand normalized, and longer term interest rates drifted higher.

The economic recovery stumbled during the winter of 2015, posting a 0.6% annualized growth rate for the first quarter due to harsh weather and a strengthening U.S. dollar. The soft patch proved temporary, and U.S. GDP reaccelerated at a 3.9% annualized rate over the second quarter when labor markets resumed their gains and housing markets strengthened. Longer term interest rates moved higher through much of the spring and summer, until economic instability and currency devaluations in China sparked renewed risk aversion among investors. In spite of volatility among longer term interest rates, short-term rates remained steady as the Fed maintained the overnight federal funds rate in a range between 0% and 0.25%.

Issuance continued to be a main driver of the municipal money markets. Issuance fell in 2015 as the need for short-term financing diminished and tax receipts stayed strong,

3

DISCUSSION OF FUND PERFORMANCE (continued)

supporting better financial conditions for many municipalities and keeping short-term yields anchored near record lows. Robust demand for a limited supply of variable rate demand notes (VRDNs) put downward pressure on yields of variable-rate instruments. However, the outlook for higher interest rates, combined with money market reform and a well-received 2015 note issuance season, has driven the one-year note index above historical lows.

Municipal credit quality generally has continued to improve. Many states and municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves. The degree of recovery by region, however, remains varied.

Focus on Quality and Liquidity

Careful and well-researched credit selection has remained key to the fund’s management. We have focused mainly on instruments with strong liquidity characteristics, including VRDNs, and we have maintained broad diversification across municipal issuers and instruments backed by third parties. More specifically, we have identified stable credits meeting our investment criteria among state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various healthcare and education issuers. We have continued to maintain the fund’s weighted average maturity in line with industry averages.

Fed Expected to Raise Rates Gradually

At its October meeting, the Fed again refrained from implementing long-awaited rate hikes. Monetary policymakers noted that “economic activity has been expanding at a moderate pace,” and they left the federal funds rate unchanged “to support continued progress toward maximum employment and price stability.” While many analysts expect a series of rate hikes to begin as soon as the Fed’s next meeting in December, those increases are likely to be modest and gradual.

Nonetheless, as noted above, yields of one-year municipal notes have already begun to move somewhat higher. While we will monitor the market for further evidence of this trend, we continue to believe that an emphasis on preservation of capital and liquidity remains the prudent course for fund management.

November 16, 2015

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSROs) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General AMT-Free Municipal Money Market Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015
	Class A	Class B	Dreyfus Class	Class R
Expenses paid per $1,000†	$ .86	$ .86	$ .86	$ .86
Ending value (after expenses)	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015
	Class A	Class B	Dreyfus Class	Class R
Expenses paid per $1,000†	$ .87	$ .87	$ .87	$ .87
Ending value (after expenses)	$ 1,024.35	$ 1,024.35	$ 1,024.35	$ 1,024.35

† Expenses are equal to the fund’s annualized expense ratio of .17% for Class A, .17 for Class B, .17 for Dreyfus Class and .17% for Class R Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
October 31, 2015

Short-Term Investments - 99.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 3.6%
Chatom Industrial Development Board,
Gulf Opportunity Zone Revenue (PowerSouth Energy Cooperative Projects) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.17	11/7/15	5,000,000	[a]	5,000,000
Mobile County Industrial Development Authority,
Gulf Opportunity Zone Revenue (SSAB Alabama Inc.) (LOC; Swedbank)	0.03	11/7/15	3,000,000	[a]	3,000,000
					8,000,000
Arizona - 3.7%
Phoenix Industrial Development Authority,
Facilities Revenue (Southwest Human Development Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	1,075,000	[a]	1,075,000
Yavapai County Industrial Development Authority,
Revenue (Skanon Investments, Inc. - Drake Cement Project) (LOC; Citibank NA)	0.04	11/7/15	7,000,000	[a]	7,000,000
					8,075,000
Colorado - 6.3%
Colorado Educational and Cultural Facilities Authority,
Educational Facilities Revenue (Trinity School of Durham and Chapel Hill Project) (LOC; Branch Banking and Trust Co.)	0.05	11/7/15	930,000	[a]	930,000
Colorado Educational and Cultural Facilities Authority,
Revenue (Denver Seminary Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	2,425,000	[a]	2,425,000
Colorado Educational and Cultural Facilities Authority,
Revenue, Refunding (Boulder Country Day School Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	1,510,000	[a]	1,510,000
Colorado Health Facilities Authority,
Revenue (Arapahoe House Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	1,000,000	[a]	1,000,000
Colorado Postsecondary Educational Facilities Authority,
Revenue (Mullen High School Project) (LOC; Wells Fargo Bank)	0.17	11/7/15	205,000	[a]	205,000
Gateway Regional Metropolitan District,
Limited Tax Improvement GO Notes, Refunding (LOC; Wells Fargo Bank)	0.07	11/7/15	2,565,000	[a]	2,565,000
Lafayette, Exempla Improvement District, Special Improvement District Number 02-01,
Special Assessment and Improvement Revenue, Refunding (LOC; Wells Fargo Bank)	0.05	11/7/15	500,000	[a]	500,000

6

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Colorado - 6.3% (continued)
Sheridan Redevelopment Agency,
Tax Increment Revenue, Refunding (South Santa Fe Drive Corridor Redevelopment Project) (LOC; JPMorgan Chase Bank)	0.04	11/7/15	4,865,000	[a]	4,865,000
					14,000,000
Connecticut - 4.9%
Connecticut,
Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	11/1/15	500,000		500,064
Connecticut Health and Educational Facilities Authority,
Revenue (Eagle Hill School Issue) (LOC; JPMorgan Chase Bank)	0.04	11/7/15	4,695,000	[a]	4,695,000
Fairfield,
GO Notes, Refunding	5.00	7/1/16	300,000		309,239
Shelton Housing Authority,
Revenue (Crosby Commons Project) (LOC; M&T Trust)	0.06	11/7/15	5,275,000	[a]	5,275,000
					10,779,303
Florida - 5.3%
Alachua County Housing Finance Authority,
MFHR (Santa Fe Apartments II Project) (LOC; FNMA)	0.03	11/7/15	1,100,000	[a]	1,100,000
Brevard County,
Revenue (Holy Trinity Episcopal Academy Project) (LOC; Wells Fargo Bank)	0.17	11/7/15	525,000	[a]	525,000
Collier County Industrial Development Authority,
Revenue (Redlands Christian Migrant Association, Inc. Project) (LOC; Bank of America)	0.15	11/7/15	2,780,000	[a]	2,780,000
Hillsborough County,
IDR (The Museum of Science & Industry and The Institute for Business & Home Safety Project) (LOC; Branch Banking and Trust Co.)	0.05	11/7/15	945,000	[a]	945,000
Hillsborough County Industrial Development Authority,
Revenue (Independent Day School Project) (LOC; Bank of America)	0.15	11/7/15	1,100,000	[a]	1,100,000
Jacksonville,
Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	3,300,000	[a]	3,300,000
Jacksonville,
Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	590,000	[a]	590,000

7

STATEMENT OF INVESTMENTS (continued)

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Florida - 5.3% (continued)
Palm Beach County,
IDR (Boca Raton Jewish Community Day School, Inc. Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	1,355,000	[a]	1,355,000
					11,695,000
Georgia - 3.2%
Cobb County Development Authority,
Revenue (American Heart Association, Inc. Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	735,000	[a]	735,000
Cobb County Development Authority,
Revenue (Dominion Christian High School, Inc. Project) (LOC; Branch Banking and Trust Co.)	0.06	11/7/15	3,710,000	[a]	3,710,000
Douglas County Development Authority,
Revenue (Colonial Hills School Property, LLC Project) (LOC; Branch Banking and Trust Co.)	0.05	11/7/15	1,740,000	[a]	1,740,000
Macon-Bibb County Industrial Authority,
IDR (I-75 Business Park and Airport South Industrial Park Projects) (LOC; Wells Fargo Bank)	0.12	11/7/15	760,000	[a]	760,000
					6,945,000
Idaho - .0%
Coeur D'Alene Tribe,
Revenue (LOC; Bank of America)	0.03	11/7/15	100,000	[a]	100,000
Illinois - 5.5%
Chicago Heights,
Revenue (Chicago Heights Fitness, L.L.C. Project) (LOC; JPMorgan Chase Bank)	0.11	11/7/15	500,000	[a]	500,000
DuPage County,
Revenue (The Morton Arboretum Project) (LOC; Northern Trust Company)	0.02	11/7/15	5,000,000	[a]	5,000,000
Illinois Educational Facilities Authority,
Revenue (The Lincoln Park Society) (LOC; Citibank NA)	0.03	11/7/15	2,600,000	[a]	2,600,000
Illinois Finance Authority,
Revenue (Cristo Rey Jesuit High School Project) (LOC; JPMorgan Chase Bank)	0.13	11/7/15	1,765,000	[a]	1,765,000
Illinois Finance Authority,
Revenue (Northwestern Memorial Hospital) (Liquidity Facility; Northern Trust Company)	0.01	11/2/15	1,700,000	[a]	1,700,000
Naperville,
GO Notes, Refunding	3.00	12/1/15	525,000		526,135
					12,091,135
Indiana - 1.0%
Huntington,
EDR, Refunding (Huntington University Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	800,000	[a]	800,000
Indiana Health Facility Financing Authority,
Revenue, Refunding (Pathfinder Services, Inc. Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	845,000	[a]	845,000

8

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Indiana - 1.0% (continued)
Indianapolis Local Public Improvement Bond Bank,
Revenue	5.00	1/15/16	650,000		656,118
					2,301,118
Iowa - .9%
Iowa Higher Education Loan Authority,
Private College Facility Revenue, Refunding (Grinnell College Project)	5.00	12/1/15	650,000		652,478
Woodbury County,
Educational Facility Revenue (Siouxland Medical Education Foundation, Inc. Project) (LOC; U.S. Bank NA)	0.12	11/7/15	1,250,000	[a]	1,250,000
					1,902,478
Kentucky - .7%
Lexington-Fayette Urban County Government,
Industrial Building Revenue (Community Action Council Project) (LOC; PNC Bank NA)	0.06	11/7/15	1,485,000	[a]	1,485,000
Maine - .3%
South Portland,
GO Notes	4.00	7/15/16	625,000		640,993
Maryland - 3.6%
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	2/15/16	575,000		582,787
Maryland Economic Development Corporation,
EDR (Blind Industries and Services of Maryland Project) (LOC; Bank of America)	0.13	11/7/15	5,410,000	[a]	5,410,000
Maryland Economic Development Corporation,
EDR (Maryland Science Center Project) (LOC; Bank of America)	0.07	11/7/15	1,965,000	[a]	1,965,000
					7,957,787
Massachusetts - .2%
Attleboro,
GO Notes (Municipal Purpose Loan)	2.00	3/15/16	500,000		503,134
Minnesota - 5.3%
Cohasset,
Revenue, Refunding (Minnesota Power and Light Company Project) (LOC; JPMorgan Chase Bank)	0.06	11/7/15	3,630,000	[a]	3,630,000
Minneapolis,
Housing Development Revenue, Refunding (One Ten Grant Project) (LOC; FNMA)	0.02	11/7/15	1,835,000	[a]	1,835,000
Minneapolis,
MFHR (Seven Corners Apartments Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	1,295,000	[a]	1,295,000
Minnesota Rural Water Finance Authority,
Public Projects Construction Notes	1.00	12/1/15	3,250,000		3,251,999

9

STATEMENT OF INVESTMENTS (continued)

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Minnesota - 5.3% (continued)
Saint Paul Housing and Redevelopment Authority,
Revenue (Goodwill/Easter Seals Project) (LOC; U.S. Bank NA)	0.14	11/7/15	1,600,000	[a]	1,600,000
					11,611,999
Mississippi - 3.1%
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.01	11/2/15	6,850,000	[a]	6,850,000
Missouri - 5.7%
Columbia School District,
GO Notes, Refunding	2.00	3/1/16	2,250,000		2,262,624
Kirkwood Industrial Development Authority,
Revenue (Concordia Lutheran Church Community Recreational Facilities Project) (LOC; Bank of America)	0.15	11/7/15	1,640,000	[a]	1,640,000
Missouri Environmental Improvement and Energy Resources Authority,
Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	2.00	1/1/16	1,210,000		1,213,564
Saint Louis Industrial Development Authority,
MFHR (Hamilton Place Apartments) (LOC; FHLMC)	0.03	11/7/15	4,635,000	[a]	4,635,000
Saint Louis Parking Commission Finance Corporation,
Parking Revenue (Cupples Garage Project) (LOC; Bank of America)	0.12	11/7/15	1,380,000	[a]	1,380,000
Springfield Industrial Development Authority,
MFHR, Refunding (Pebblecreek Apartments Project) (LOC; FHLB)	0.12	11/7/15	270,000	[a]	270,000
Springfield Industrial Development Authority,
Revenue (DMP Properties, LLC Project) (LOC; FHLB)	0.05	11/7/15	1,260,000	[a]	1,260,000
					12,661,188
New Jersey - 11.3%
Brigantine,
GO Notes, BAN	1.00	12/9/15	3,000,000		3,001,428
Guttenberg,
GO Notes, BAN	1.00	3/18/16	5,000,000		5,007,507
Little Egg Harbor Township,
GO Notes, BAN	1.00	2/3/16	4,264,306		4,268,666
Long Beach Township,
GO Notes, BAN	1.50	3/22/16	2,000,000		2,007,395
Newton,
GO Notes, BAN	1.50	8/26/16	3,000,000		3,021,675
Pennsauken Township,
GO Notes, BAN	1.00	6/23/16	2,000,000		2,004,455
Ringwood Borough,
GO Notes, BAN	1.00	4/14/16	2,630,425		2,637,505

10

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New Jersey - 11.3% (continued)
Wood-Ridge Borough,
GO Notes, BAN	1.00	2/11/16	3,000,000		3,004,754
					24,953,385
New Mexico - .3%
New Mexico Finance Authority,
Subordinate Lien Public Project Revolving Fund Revenue, Refunding	4.00	6/15/16	530,000		541,962
New York - 2.3%
New York City Industrial Development Agency,
Civic Facility Revenue (Jewish Community Center on the Upper West Side, Inc. Project) (LOC; M&T Trust)	0.06	11/7/15	4,000,000	[a]	4,000,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Bank of Nova Scotia)	0.01	11/2/15	1,000,000	[a]	1,000,000
					5,000,000
North Carolina - 1.0%
North Carolina Capital Facilities Finance Agency,
CP (Duke University)	0.06	12/3/15	2,237,000		2,237,000
Ohio - 2.1%
Hamilton County,
EDR (Boys/Girls Clubs of Greater Cincinnati, Inc. Project) (LOC; PNC Bank NA)	0.04	11/7/15	1,775,000	[a]	1,775,000
Stark County Port Authority,
Revenue (Canton Country Day School Project) (LOC; PNC Bank NA)	0.11	11/7/15	735,000	[a]	735,000
Union Township,
GO Notes, BAN (Various Purpose)	1.50	9/8/16	2,000,000		2,016,104
					4,526,104
Oklahoma - .9%
Oklahoma Turnpike Authority,
Turnpike System Second Senior Revenue, Refunding (Citigroup ROCS, Series RR II R-11985) (Liquidity Facility; Citibank NA)	0.04	11/7/15	2,000,000	[a,b,c]	2,000,000
Pennsylvania - 4.5%
Delaware County Industrial Development Authority,
Airport Facilities Revenue, Refunding (United Parcel Service Project)	0.01	11/2/15	3,000,000	[a]	3,000,000
Montgomery County Industrial Development Authority,
Revenue (Big Little Associates Project) (LOC; Wells Fargo Bank)	0.20	11/7/15	360,000	[a]	360,000
Northampton County Industrial Development Authority,
Revenue (Moravian Academy) (LOC; Wells Fargo Bank)	0.16	11/7/15	600,000	[a]	600,000

11

STATEMENT OF INVESTMENTS (continued)

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Pennsylvania - 4.5% (continued)
Pennsylvania Economic Development Financing Authority,
EDR (Philadelphia Area Independent School Business Officers Association Financing Program - Plymouth Meeting Friends School Project) (LOC; PNC Bank NA)	0.11	11/7/15	500,000	[a]	500,000
Pennsylvania Economic Development Financing Authority,
Recovery Zone Facility Revenue (Hawley Silk Mill, LLC Project) (LOC; PNC Bank NA)	0.11	11/7/15	900,000	[a]	900,000
Philadelphia Authority for Industrial Development,
Revenue (The Philadelphia Protestant Home Project) (LOC; Bank of America)	0.11	11/7/15	1,600,000	[a]	1,600,000
Upper Dauphin Industrial Development Authority,
Revenue (Pennsylvania Independent Colleges and University Research Center Project) (LOC; M&T Trust)	0.14	11/7/15	500,000	[a]	500,000
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.11	11/7/15	2,460,000	[a]	2,460,000
					9,920,000
South Carolina - 3.5%
Charleston County,
GO Notes	5.00	11/1/15	400,000		400,051
South Carolina Jobs-Economic Development Authority,
EDR (Anderson Area YMCA, Inc. Project) (LOC; Branch Banking and Trust Co.)	0.07	11/7/15	4,570,000	[a]	4,570,000
South Carolina Jobs-Economic Development Authority,
EDR (Carolina Children's Home Project) (LOC; Branch Banking and Trust Co.)	0.05	11/7/15	2,805,000	[a]	2,805,000
					7,775,051
Tennessee - .7%
Cleveland Health and Educational Facilities Board,
Revenue (Lee University Project) (LOC; Branch Banking and Trust Co.)	0.04	11/7/15	1,500,000	[a]	1,500,000
Texas - 12.5%
Atascosa County Industrial Development Corporation,
PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	0.03	11/7/15	11,700,000	[a]	11,700,000
Brazos County Health Facilities Development Corporation,
Revenue, Refunding (Burleson Saint Joseph Manor) (LOC; Wells Fargo Bank)	0.12	11/7/15	6,165,000	[a]	6,165,000

12

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 12.5% (continued)
Humble Independent School District,
GO Notes, Refunding (LOC; Permanent School Fund Guarantee Program)	3.63	2/15/16	250,000		252,412
Lancaster Independent School District,
GO Notes (LOC; Permanent School Fund Guarantee Program)	1.50	2/15/16	575,000		576,988
Lovejoy Independent School District,
GO Notes (LOC; Permanent School Fund Guarantee Program)	1.50	2/15/16	585,000		586,940
Mission Economic Development Corporation,
SWDR (IESI TX Corporation Project) (LOC; Bank of America)	0.06	11/7/15	1,500,000	[a]	1,500,000
Plano Independent School District,
GO Notes, Refunding (LOC; Permanent School Fund Guarantee Program)	5.00	2/15/16	165,000		167,191
Port Arthur Navigation District Industrial Development Corporation,
Exempt Facilities Revenue (Air Products Project)	0.01	11/2/15	3,000,000	[a]	3,000,000
Richardson Independent School District,
GO Notes, Refunding (LOC; Permanent School Fund Guarantee Program)	2.00	2/15/16	535,000		537,231
Rockwall Independent School District,
GO Notes, Refunding (LOC; Permanent School Fund Guarantee Program)	2.00	2/15/16	520,000		522,142
Splendora Higher Education Facilities Corporation,
Revenue (Fellowship Christian Academy Project) (LOC; Bank of America)	0.15	11/7/15	1,900,000	[a]	1,900,000
Texas Public Finance Authority,
Unemployment Compensation Obigation Assessment Revenue	4.00	1/1/16	235,000		236,457
Texas Water Development Board,
State Revolving Fund Subordinate Lien Revenue	5.00	7/15/16	450,000		464,788
					27,609,149
Utah - .9%
Ogden City Redevelopment Agency,
Tax Increment Revenue (LOC; Wells Fargo Bank)	0.12	11/7/15	575,000	[a]	575,000
Salt Lake County,
GO Notes, Refunding	5.00	12/15/15	1,000,000		1,005,845
Salt Lake County,
Training Facilities Revenue (Community Foundation for the Disabled, Inc. Project) (LOC; Wells Fargo Bank)	0.17	11/7/15	500,000	[a]	500,000
					2,080,845
Virginia - .9%
Greene County Economic Development Authority,
Educational Facilities Revenue (The Blue Ridge School, Inc.) (LOC; Branch Banking and Trust Co.)	0.04	11/7/15	500,000	[a]	500,000

13

STATEMENT OF INVESTMENTS (continued)

Short-Term Investments - 99.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Virginia - .9% (continued)
Norfolk Redevelopment and Housing Authority,
Revenue (E2F Student Housing I, LLC Project) (LOC; Bank of America)	0.06	11/7/15	705,000	[a]	705,000
Virginia College Building Authority,
Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/16	550,000		556,484
Virginia Resources Authority,
Infrastructure Revenue (Virginia Pooled Financing Program)	5.00	11/1/15	300,000		300,037
					2,061,521
Washington - 1.4%
Washington Housing Finance Commission,
Nonprofit Housing Revenue (Nikkei Manor Project) (LOC; Bank of America)	0.15	11/7/15	1,250,000	[a]	1,250,000
Washington Housing Finance Commission,
Nonprofit Housing Revenue (Pioneer Human Services Projects) (LOC; U.S. Bank NA)	0.04	11/7/15	1,085,000	[a]	1,085,000
Washington Housing Finance Commission,
Nonprofit Revenue (The Evergreen School Project) (LOC; Wells Fargo Bank)	0.12	11/7/15	745,000	[a]	745,000
					3,080,000
Wisconsin - 3.9%
Wisconsin Health and Educational Facilities Authority,
Revenue (Jewish Home and Care Center, Inc.) (LOC; JPMorgan Chase Bank)	0.03	11/7/15	2,000,000	[a]	2,000,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Madison Family Medicine Residency Corporation, Inc. Project) (LOC; JPMorgan Chase Bank)	0.11	11/7/15	2,315,000	[a]	2,315,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Sinsinawa Nursing, Inc. Project) (LOC; JPMorgan Chase Bank)	0.11	11/7/15	920,000	[a]	920,000
Wisconsin Health and Educational Facilities Authority,
Revenue (University of Wisconsin Medical Foundation, Inc.) (LOC; JPMorgan Chase Bank)	0.03	11/7/15	2,145,000	[a]	2,145,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Valley Packaging Industries, Inc.) (LOC; JPMorgan Chase Bank)	0.04	11/7/15	1,320,000	[a]	1,320,000
					8,700,000
Total Investments (cost $219,584,152)			99.5%		219,584,152
Cash and Receivables (Net)			.5%		1,153,929
Net Assets			100.0%		220,738,081

14

a Variable rate demand note - rate shown is the interest rate in effect at October 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, this security amounted to $2,000,000 or 0.9% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †	Value (%)
Industrial	21.0
Education	15.9
City	13.0
Housing	10.8
Health Care	10.5
Utility-Electric	6.9
Utility-Water & Sewer	3.5
Special Tax	3.0
State/Territory	2.2
County	1.8
Transportation Services	1.2
Resource Recovery	.7
Pollution Control	.5
Other	8.5
99.5

† Based on net assets.

See notes to financial statements.

15

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	219,584,152	219,584,152
Cash		4,293,165
Interest receivable		308,253
		224,185,570
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)		24,005
Payable for investment securities purchased		3,415,742
Payable for shares of Common Stock redeemed		7,742
		3,447,489
Net Assets ($)		220,738,081
Composition of Net Assets ($):
Paid-in capital		220,719,345
Accumulated net realized gain (loss) on investments		18,736
Net Assets ($)		220,738,081

Net Asset Value Per Share	Class A	Class B	Dreyfus Class	Class R
Net Assets ($)	17,082,623	173,382,957	9,005,011	21,267,490
Shares Outstanding	17,080,780	173,370,577	9,004,176	21,265,525
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Interest Income	367,858
Expenses:
Management fee—Note 2(a)	1,199,421
Distribution fees—Note 2(b)	475,853
Shareholder servicing costs—Note 2(c)	437,199
Directors’ fees—Note 2(a,d)	16,453
Total Expenses	2,128,926
Less—reduction in expenses due to undertaking—Note 2(a)	(1,744,697)
Less—Directors’ fees reimbursed by Dreyfus—Note 2(a)	(16,453)
Net Expenses	367,776
Investment Income—Net	82
Realized Gain (Loss) on Investments—Note 1(b) ($)	18,736
Net Increase in Net Assets Resulting from Operations	18,818

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	82	92
Net realized gain (loss) on investments	18,736	17,339
Net Increase (Decrease) in Net Assets Resulting from Operations	18,818	17,431
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,387)	(2,384)
Class B	(12,638)	(19,798)
Dreyfus Class	(722)	(1,660)
Class R	(2,674)	(6,464)
Total Dividends	(17,421)	(30,306)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class A	25,267,613	70,503,067
Class B	426,624,351	482,346,837
Dreyfus Class	35,377,266	10,021,816
Class R	283,027,454	232,479,657
Dividends reinvested:
Class A	1,382	2,367
Class B	12,625	19,661
Dreyfus Class	707	1,653
Class R	633	442
Cost of shares redeemed:
Class A	(25,845,327)	(76,637,703)
Class B	(434,441,661)	(482,958,878)
Dreyfus Class	(37,968,937)	(13,146,714)
Class R	(292,502,461)	(256,882,931)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,446,355)	(34,250,726)
Total Increase (Decrease) in Net Assets	(20,444,958)	(34,263,601)
Net Assets ($):
Beginning of Period	241,183,039	275,446,640
End of Period	220,738,081	241,183,039

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.15	.16	.23	.28	.38
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	17,083	17,659	23,792	27,625	30,764

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

20

	Year Ended October 31,
Class B Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses to average net assets	.15	.16	.23	.29	.37
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	173,383	181,187	181,787	248,951	229,126

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Dreyfus Class Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.16	.17	.23	.28	.38
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	9,005	11,596	14,720	14,017	26,003

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

22

	Year Ended October 31,
Class R Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.15	.16	.24	.29	.38
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	21,267	30,742	55,149	77,098	48,390

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

General AMT-Free Municipal Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek a high level of current income, consistent with stability of principal, that is exempt from federal income taxes. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective September 1, 2015, a change in the fund’s name from “Dreyfus AMT-Free Municipal Reserves” to “General AMT-Free Municipal Money Market Fund.” The fund’s Investor shares and BASIC shares have been redesignated as Class A and Dreyfus Class, respectively. The Board approved, effective November 1, 2015, a change in the fund’s fiscal year end from October 31 to November 30.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 1 billion shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Dreyfus Class and Class R. Class A and Class B shares are sold primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a Distribution Plan fee. Class B shares also bear a Shareholder Services Plan fee. Dreyfus Class are sold to any investor and bear no Distribution Plan or Shareholder Services Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no

24

assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	219,584,152
Level 3 - Significant Unobservable Inputs	-
Total	219,584,152
† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

26

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: tax-exempt income $82 and $92, ordinary income $0 and $30,214, and long-term capital gains $17,339 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $17,339 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage

27

NOTES TO FINANCIAL STATEMENTS (continued)

fees, taxes, Distribution Plan fees, Shareholder Services Plan fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $16,453.

Dreyfus has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,744,697 during the period ended October 31, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Class A shares are currently limited by the Board to .20%) attributable to Class A shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Class A shares and Class B shares. During the period ended October 31, 2015, Class A shares and Class B shares were charged $38,654 and $437,199, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents with respect to these services. During the period ended October 31, 2015, Class B shares were charged $437,199, pursuant to the Shareholder Services Plan.

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

28

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $93,897 and Distribution Plan fees $40,349 and Shareholder Services Plan fees $37,358, which are offset against an expense reimbursement currently in effect in the amount of $147,599.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended October 31, 2015, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $96,430,000 and $99,810,000 respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of General AMT-Free Municipal Money Market Fund (the “Fund”) (formerly known as Dreyfus AMT-Free Municipal Reserves), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General AMT-Free Municipal Money Market Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended October 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $17,339 that is being designated as a long-term capital distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

32

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

35

NOTES

36

NOTES

37

For More Information

General AMT-Free Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLTXX Class B: DMBXX Dreyfus Class: DLRXX Class R: DTMXX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 1556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-SCR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0324AR1015

General Treasury and Agency Money Market Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

General Treasury and Agency Money Market Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General Treasury & Agency Money Market Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, General Treasury and Agency Money Market Fund’s Class A shares produced a yield of 0.00%, and Class R shares yielded 0.00%. Taking into account the effects of compounding, the fund’s Class A shares and Class R shares produced effective yields of 0.00% and 0.00%, respectively.1

The Federal Reserve Board (the “Fed”) left the federal funds rate unchanged, and yields of U.S. government obligations remained near historical lows.

Effective September 1, 2015, the fund’s name changed from Dreyfus U.S. Treasury Reserves to General Treasury and Agency Money Market Fund, and its Investor shares were redesignated as Class A shares.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. We attempt to provide shareholders with an investment vehicle that is made up of direct U.S. government obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S. government securities. To pursue its goal, the fund normally invests exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements (including tri-party repurchase agreements) in respect to such securities.

Uneven U.S. Economic Recovery Continued

U.S. GDP grew at a 2.1% annualized rate during the fourth quarter of 2014 when labor markets strengthened and consumer and business sentiment improved, but growth moderated to an anemic 0.6% annualized rate during the first quarter of 2015. Economic activity was weighed down, in part, by an appreciating U.S. dollar sparked by central banks’ responses to global economic instability and plummeting commodity prices. Severe winter weather also contributed to the slowdown. Nonetheless, job creation generally remained robust, and the unemployment rate fell from 5.7% at the start of the reporting period to 5.5% at the end of March 2015.

The recovery accelerated in the spring. The unemployment rate dipped to 5.4% in April, and 187,000 new jobs were created. In May, employers created 260,000 jobs and average hourly wages rose 0.3%, yet the unemployment rate ticked higher to 5.5%. Meanwhile, stabilizing currency exchange rates enabled the U.S. trade deficit to shrink significantly. Fuel prices rebounded, sending inflation higher. Sentiment in the financial markets deteriorated in June during a debt crisis in Greece, but the U.S. economy continued to gain traction. 245,000 new jobs were added during the month, the unemployment rate fell to 5.3%, and consumer spending rose. The U.S. economy grew at a 3.9% annualized rate over the second quarter.

July brought more good news when 223,000 jobs were added and the unemployment rate stayed steady. Average hourly wages increased, as did retail sales. Both the manufacturing

3

DISCUSSION OF FUND PERFORMANCE (continued)

and service sectors continued to expand. On the other hand, equity markets reacted negatively to greater-than-expected economic weakness in China.

While the unemployment rate fell to 5.1% in August, only 153,000 jobs were added. Economic instability in China continued to roil the financial markets after the country’s central bank depreciated its currency. Commodity prices fell in response, giving back previous gains. On a brighter note, U.S. wages and personal incomes grew at a healthy pace.

Disappointing job creation continued in September with 137,000 new positions. Average hourly wages declined slightly. The unemployment rate stayed at 5.1% due to workers leaving the labor force. Although the manufacturing sector expanded for the 33rd straight month, the rate of increase was the lowest in more than two years. On the other hand, activity in the service sector continued to grow strongly, personal incomes rose, and real personal consumption expenditures climbed. U.S. GDP growth decelerated to an estimated 1.5% annualized rate during the third quarter, reflecting high business inventory levels and lower exports.

October brought generally good economic news. An estimated 271,000 jobs were created, and the unemployment rate fell to 5.0%, its lowest level since April 2008. Meanwhile, average annual wages increased at a 4.3% rate compared to September. Retail sales moved mildly higher, and fuel prices continued to decline. In contrast, housing starts fell sharply, ending the month below year-ago levels.

Fed Expected to Raise Rates Gradually

At its October meeting, the Fed again refrained from implementing the first in a series of widely expected rate hikes. Monetary policymakers noted that “economic activity has been expanding at a moderate pace,” but they left the federal funds rate unchanged “to support continued progress toward maximum employment and price stability.” While many analysts expect rate hikes to begin as soon as the Fed’s next meeting in December, those increases are likely to be modest and gradual.

Therefore, we intend for now to maintain the fund’s weighted average maturity in a range we consider to be in line with industry averages, but we are prepared to adjust our strategies quickly as market conditions change.

November 16, 2015

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General Treasury and Agency Money Market Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015
	Class A	Class R
Expenses paid per $1,000†	$ .45	$ .45
Ending value (after expenses)	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% return for the six months ended October 31, 2015
	Class A	Class R
Expenses paid per $1,000†	$ .46	$ .46
Ending value (after expenses)	$ 1,024.75	$1,024.75

† Expenses are equal to the fund’s annualized expense ratio of .09% for Class A and .09% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

October 31, 2015

U.S. Treasury Bills - 39.0%	Annualized Yield on Date of Purchase (%)	Principal Amount ($)	Value ($)
1/14/16	0.08	35,000,000	34,994,400
1/21/16	0.13	50,000,000	49,985,375
2/4/16	0.17	25,000,000	24,988,785
4/28/16	0.20	25,000,000	24,975,139
Total U.S. Treasury Bills (cost $134,943,699)			134,943,699

Repurchase Agreements - 70.7%
BNP Paribas	0.07	40,000,000	40,000,000

dated 10/30/15, due 11/2/15 in the amount of $40,000,233 (fully collateralized by $5,802,000 U.S. Treasury Bills, due 1/7/16, value $5,801,304, $34,112,900 U.S. Treasury Bonds, 2.50%, due 2/15/45, value $31,048,301, $1,177,200 U.S. Treasury Inflation Protected Securities, 0.13%-3.88%, due 1/15/22-4/15/29, value $2,289,388, $976,100 U.S. Treasury Notes, 0.75%-1.25%, due 2/28/18-11/30/18, value $985,986 and $1,597,290 U.S. Treasury Strips, due 11/15/43-11/15/44, value $675,021)

Citigroup Global Markets Holdings Inc.	0.08	65,000,000	65,000,000

dated 10/30/15, due 11/2/15 in the amount of $65,000,433 (fully collateralized by $2,995,400 U.S. Treasury Bills, due 2/4/16, value $2,994,831, $41,174,100 U.S. Treasury Bonds, 7.63%, due 11/15/22, value $58,324,298, $220,500 U.S. Treasury Inflation Protected Securities, 0.13%, due 4/15/17, value $231,090 and $4,608,900 U.S. Treasury Notes, 2.13%, due 1/31/21, value $4,749,784)

6

Repurchase Agreements - 70.7% (continued)	Annualized Yield on Date of Purchase (%)	Principal Amount ($)	Value ($)
Credit Agricole CIB	0.07	20,000,000	20,000,000

dated 10/30/15, due 11/2/15 in the amount of $20,000,117 (fully collateralized by $261,027 U.S. Treasury Bills, due 11/19/15-8/18/16, value $260,892, $2,725,542 U.S. Treasury Bonds, 2.50%-9.88%, due 11/15/15-8/15/45, value $3,397,570, $23,991 U.S. Treasury Floating Rate Notes, 0.07%-0.09%, due 4/30/16-10/31/16, value $23,991, $6,465,445 U.S. Treasury Inflation Protected Securities, 0.13%-2.63%, due 1/15/16-2/15/45, value $6,902,185 and $9,760,298 U.S. Treasury Notes, 0.25%-5.13%, due 10/31/15-8/15/25, value $9,815,362)

HSBC USA Inc.	0.06	50,000,000	50,000,000
dated 10/30/15, due 11/2/15 in the amount of $50,000,250 (fully collateralized by $52,430,000 U.S. Treasury Bonds, 2.75%, due 11/15/42, value $51,004,655)
JPMorgan Chase & Co.	0.07	70,000,000	70,000,000
dated 10/30/15, due 11/2/15 in the amount of $70,000,408 (fully collateralized by $71,450,000 U.S. Treasury Notes, 0.50%, due 3/31/17, value $71,403,546)
Total Repurchase Agreements (cost $245,000,000)			245,000,000

Total Investments (cost $379,943,699)		109.7%	379,943,699
Liabilities, Less Cash and Receivables		(9.7%)	(33,696,796)
Net Assets		100.0%	346,246,903

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	70.7
U.S. Treasury Bills	39.0
109.7

†Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $245,000,000)—Note 1 (b)	379,943,699	379,943,699
Cash		1,310,091
Interest receivable		961
		381,254,751
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		13,448
Payable for investment securities purchased		34,994,400
		35,007,848
Net Assets ($)		346,246,903
Composition of Net Assets ($):
Paid-in capital		346,246,103
Accumulated net realized gain (loss) on investments		800
Net Assets ($)		346,246,903

Net Asset Value Per Share	Class A	Class R
Net Assets ($)	170,251,504	175,995,399
Shares Outstanding	170,250,892	175,995,211
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Interest Income	306,682
Expenses:
Management fee—Note 2(a)	1,986,693
Distribution fees—Note 2(b)	280,741
Directors’ fees—Note 2(a,c)	36,407
Total Expenses	2,303,841
Less—reduction in expenses due to undertaking—Note 2(a)	(1,960,925)
Less—Directors’ fees reimbursed by Dreyfus—Note 2(a)	(36,407)
Net Expenses	306,509
Investment Income—Net	173
Realized Gain (Loss) on Investments—Note 1(b) ($)	800
Net Increase in Net Assets Resulting from Operations	973

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	173	117
Net realized gain (loss) on investments	800	1,112
Net Increase (Decrease) in Net Assets Resulting from Operations	973	1,229
Dividends to Shareholders from ($):
Investment income—net:
Class A	(417)	(51)
Class R	(868)	(66)
Total Dividends	(1,285)	(117)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class A	126,278,266	88,084,148
Class R	436,832,145	524,399,309
Dividends reinvested:
Class A	410	51
Class R	4	-
Cost of shares redeemed:
Class A	(78,563,781)	(121,394,764)
Class R	(592,432,301)	(379,459,480)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(107,885,257)	111,629,264
Total Increase (Decrease) in Net Assets	(107,885,569)	111,630,376
Net Assets ($):
Beginning of Period	454,132,472	342,502,096
End of Period	346,246,903	454,132,472

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.08	.05	.09	.10	.12
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	170,252	122,537	155,847	122,029	125,984

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.50
Ratio of net expenses to average net assets	.08	.05	.09	.11	.12
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	175,995	331,596	186,655	214,391	153,112

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS
NOTE 1—Significant Accounting Policies:

General Treasury and Agency Money Market Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective September 1, 2015, a change in the fund’s name from “Dreyfus U.S. Treasury Reserves” to “General Treasury and Agency Money Market Fund.” Investor shares of the fund have been redesignated as Class A shares. The Board approved, effective November 1, 2015, a change in the fund’s fiscal year end from October 31 to November 30.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 1 billion shares of $.001 par value Common Stock in each of the following classes of shares: Class A and Class R. Class A shares are sold primarily to retail investors through financial intermediaries and bear a Distribution Plan fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

13

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

14

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	379,943,699
Level 3 - Significant Unobservable Inputs	-
Total	379,943,699
† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC

15

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were all ordinary income.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $1,112 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

16

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $36,407.

Dreyfus has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,960,925 during the period ended October 31, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Class A shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. During the period ended October 31, 2015, Class A shares were charged $280,741 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $137,431 and Distribution Plan fees $28,902, which are offset against an expense reimbursement currently in effect in the amount of $152,885.

17

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural requirements. At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of General Treasury and Agency Money Market Fund (the “Fund”) (formerly known as Dreyfus U.S. Treasury Reserves), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Treasury and Agency Money Market Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

19

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

20

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

21

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

22

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

23

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

24

NOTES

25

For More Information

General Treasury and Agency Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DUIXX Class R: DUTXX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 1556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-SCR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0326AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $302,840 in 2014 and $268,800 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $34,020 in 2014 and $29,920 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $21,600 in 2014 and $19,570 in 2015. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,598,229 in 2014 and $14,933,643 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 22, 2015

By:       James Windels

            James Windels,

            Treasurer

Date:    December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)